                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant    [x]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[x]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            ImageMatrix Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1)      Title of each class of securities to which transaction applies:

                 ------------------------------------------------
         2)      Aggregate number of securities to which transaction applies:

                 ------------------------------------------------

         3) Per-unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
                 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 ------------------------------------------------
         4)      Proposed maximum aggregate value of transaction:

                 ------------------------------------------------
         5)      Total fee paid:

                 ------------------------------------------------

[ ]      Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:

                 ------------------------------------------------
         2)      Form, Schedule or Registration Statement No.:

                 ------------------------------------------------
         3)      Filing Party:

                 ------------------------------------------------
         4)      Date Filed:

                 ------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          OF IMAGEMATRIX CORPORATION
                         TO BE HELD FEBRUARY 22, 1999

To the Shareholders of ImageMatrix Corporation:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of ImageMatrix Corporation, a Colorado corporation ("ImageMatrix" or the "Company"), will be held on February 22, 1999, at 10:00 a.m., Mountain Time, at the offices of the Company, 400 South Colorado Boulevard, Suite 500, Denver, Colorado for the following purposes:

     (1) FOR an amendment to the Company's Articles of Incorporation authorizing the Board of Directors to implement a reverse split of the Company's Common Stock in a ratio of up to one-for-ten;

     (2) FOR the issuance of ImageMatrix Common Stock to shareholders of MindWorks Corporation, a California corporation, pursuant to the terms and conditions of the Merger Agreement;

     (3) FOR the election of each of the five nominees named herein for the office of Director;

     (4) FOR approval of an amendment to the ImageMatrix Corporation 1996 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder to 7,000,000 from 1,212,500 (to 700,000 from 121,250 if the reverse stock split in Proposal No.1 is approved and is implemented in a one-for-ten ratio); and

     (5) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

The close of business on January 13, 1999, has been fixed as the record date for the determination of holders of ImageMatrix Common Stock entitled to notice of, and to vote at, the Special Meeting, and only shareholders of record at such time will be so entitled to vote.

In order for the proposals listed above to be approved, each proposal must be approved by the affirmative vote of holders of a majority of shares, voting as a group.

Whether or not you expect to attend the Special Meeting, holders of ImageMatrix Common Stock should complete, date, and sign the enclosed form of proxy card and mail it promptly in the enclosed envelope.

                                         By Order of the Board of Directors



                                         Richard L. Barich
                                         Secretary of the Corporation

Date: February 1, 1999

PLEASE SIGN AND RETURN THE ENCLOSED FORM OF PROXY PROMPTLY WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            IMAGEMATRIX CORPORATION
                    400 South Colorado Boulevard, Suite 500
                               Denver, CO 80246

                                PROXY STATEMENT

                               TABLE OF CONTENTS

SOLICITATION OF PROXIES..................................................    1

OUTSTANDING CAPITAL STOCK................................................    2

ACTION TO BE TAKEN AT THE MEETING........................................    2
     Forward-Looking Statements..........................................    3

THE MERGER...............................................................    3
     Summary of the Merger...............................................    3
     Background of the Merger............................................    5
            Description of ImageMatrix's Business........................    5
            Description of MindWorks' Business...........................   10
            Reasons of ImageMatrix for the Merger........................   14
            Opinion of ImageMatrix's Financial Advisors..................   15
            Reasons of MindWorks for the Merger..........................   17
     Terms of the Merger.................................................   18
     Management Following the Merger.....................................   18
     Merger Consideration................................................   19
     ImageMatrix Common Stock Outstanding................................   19
     MindWorks Common Stock Outstanding..................................   20
     Stock Options.......................................................   20
     Conditions to Merger................................................   21
     Purchase Price Adjustment...........................................   21
     Termination Prior to the Merger.....................................   22
     Indemnification.....................................................   23
     Covenants of ImageMatrix and MindWorks..............................   23
     Registration Rights for Merger Shares...............................   24

PROPOSAL 1

     Approval Of An Amendment To The Company's Articles Of Incorporation To
     Implement A Reverse Split Of The Company's Common Stock Of Up To One-For-
     Ten, In The Event The Board Of Directors Determines That A Reverse Stock
     Split Is Desirable At Any Time Within One Year From The Date Of The Special
     Meeting, With The Exact Size Of The Reverse Stock Split To Be Determined By
     The Board of Directors..............................................   25

PROPOSAL 2

     Issuance of Common Stock to MindWorks
     Shareholders Pursuant to the Merger.................................   31

PROPOSAL 3

     Election of Directors...............................................   32

PROPOSAL 4

     Amendment of 1996 Stock Option Plan.................................   37

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.................   41

QUORUM AND VOTING........................................................   42

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...........   43

EXECUTIVE COMPENSATION...................................................   45
     Summary Compensation Table..........................................   45
     Aggregated Option/SAR Exercises in Last Fiscal Year And
            Fiscal Year End Option/SAR Values............................   46
     Director Compensation...............................................   46
     Employment Agreements, Termination of Employment and
     Change in Control Arrangements......................................   46
     Certain Relationships and Related Transactions......................   47

FINANCIAL INFORMATION....................................................   98

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
ACCOUNTING AND FINANCIAL DISCLOSURE......................................  104

SHAREHOLDER PROPOSALS....................................................  104

OTHER MATTERS............................................................  105



Appendix A:    Fairness Opinion of Neidiger/Tucker/Bruner, Inc.
Appendix B:    Agreement and Plan of Merger among MindWorks
               Corporation,ImageMatrix
               Corporation and IMW Holdings, Inc., dated December 29, 1998
Appendix C:    1996 Stock Option Plan

                            IMAGEMATRIX CORPORATION

                    400 South Colorado Boulevard, Suite 500
                               Denver, CO 80246


                                PROXY STATEMENT


                        SPECIAL MEETING OF SHAREHOLDERS

                              February 22, 1999


                            SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ImageMatrix Corporation, a Colorado corporation ("ImageMatrix" or the "Company"), for use at the Special Meeting of Shareholders of the Company to be held on February 22, 1999, at 10:00 a.m., Mountain Time, at the offices of the Company, 400 South Colorado Boulevard, Suite 500, Denver, Colorado and at any and all adjournments of such meeting.

     If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted FOR each of the proposals described herein. Abstentions (proxies not returned) and broker non-votes will be treated as shareholders absent from the Special Meeting. The proxies will be tabulated and votes counted by American Securities Transfer & Trust, Inc. It is anticipated that this Proxy Statement and the accompanying Proxy Card will be mailed to the Company's shareholders on or about February 1, 1999.

     Shareholders who execute proxies for the Special Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to the Company, by deliv ering a duly executed Proxy Card bearing a later date, or by attending the meeting and voting in person.

     The costs of the meeting, including the costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. Additionally, the Company may use the services of its Directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of Common Stock of the Company in nominee names to distribute proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                           OUTSTANDING CAPITAL STOCK

     The record date for shareholders entitled to vote at the Special Meeting is January 13, 1999. At the close of business on that day there were 10,017,678 shares of no par value Common Stock (the "Common Stock") of the Company outstanding and entitled to vote at the meeting.

                       ACTION TO BE TAKEN AT THE MEETING

     The Special Meeting is being called to consider several proposals in connection with the Company's proposed merger with MindWorks Corporation, a California corporation ("MindWorks"). On December 29, 1998, the Company entered into an Agreement and Plan of Merger with MindWorks. The transaction is structured as a merger of a wholly-owned subsidiary of ImageMatrix, called IMW Holdings, Inc., with and into MindWorks (the "Merger"). As a result of the Merger, MindWorks will become a wholly-owned subsidiary of the Company. In the Merger, ImageMatrix will issue approximately 18,002,445 shares (on a fully diluted, pre-reverse-split basis) of ImageMatrix Common Stock to the shareholders of MindWorks. The approval by the shareholders of ImageMatrix of each of the matters to be acted upon at the Special Meeting is a condition to the closing of the Merger. A description of the Merger begins on page 3.

     The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted:

     (1) FOR an amendment to the Company's Articles of Incorporation authorizing the Board of Directors to implement a reverse split of the Company's Common Stock in a ratio of up to one-for-ten;

     (2) FOR the issuance of ImageMatrix Common Stock to shareholders of MindWorks pursuant to the terms and conditions of the Merger Agreement;

     (3) FOR the election of each of the five nominees named herein for the office of Director;

     (4) FOR approval of an amendment to the ImageMatrix Corporation 1996 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder to 7,000,000 from 1,212,500 (to 700,000 from 121,250 if the reverse stock split in Proposal No.1 is approved and is implemented in a one-for-ten ratio); and

     (5) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

     Because the proposals are being considered in connection with the Merger,
     -------------------------------------------------------------------------
the proposals will be implemented on an all or none basis.  The proposals will
------------------------------------------------------------------------------
be implemented only if all are approved and only in connection with the closing
-------------------------------------------------------------------------------
of the Merger.  If all proposals are approved at
-------------
the Special Meeting and the Merger does not close, none of the approved proposals will be implemented.

    Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business.

 Forward-Looking Statements

     The statements contained in this proxy statement which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements, including, but not limited to, the risk that any of the conditions to the closing of the Merger will not be met, the risk that the integration of the two organizations will be disruptive to the operations of ImageMatrix, the risk that the Company will not be able to raise sufficient new capital to maintain operations, the risk that the market for imaging-based claims processing may not develop as expected, the degree of success of the Company's market initiatives, the degree of expansion of sales in the MCO industry, the success of the Company in forecasting demand for the ClaimMatrix and ServiceMatrix system, the success of the Company in increasing ClaimMatrix and ServiceMatrix system sales as a percentage of overall revenues to increase gross profit margins and decrease general, administrative and sales costs as a percentage of overall gross profit, the risk that the Company will not be able to achieve pricing levels or installation time lines sufficient to increase gross margins, the risk that the long length of the Company's sales cycle could delay revenues, the risk of variability of quarterly operations and those risks and uncertainties discussed more completely in the Company's Form 10-KSB for the year ended December 31, 1997, the Company's Form S-3 Registration Statement dated August 8, 1997, and the Company's Form 10-QSB for the quarter ended September 30,1998.

                                  THE MERGER

 Summary of the Merger

     MindWorks Corporation, a California corporation ("MindWorks"), develops and markets document imaging management products that enable individuals and organizations to search and retrieve information stored in paper-based and electronic documents. ImageMatrix designs, markets and installs software that provides document capture and retrieval and customer service solutions to various managed care organizations.

     To increase its access to capital and augment the features of its software products, ImageMatrix's management and Board of Directors have determined that it is in the best interests of the Company to combine its business activities with those of MindWorks. Consequently, on December 29, 1998, ImageMatrix entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which a wholly-owned subsidiary of ImageMatrix (the "Merger Subsidiary") will merge with and into MindWorks (the "Merger"), with MindWorks continuing as the surviving corporation.

     If the Merger is consummated, ImageMatrix will own all of the outstanding shares of the capital stock of MindWorks and the shareholders of MindWorks (including option and warrant holders, "MindWorks Shareholders") will hold approximately sixty percent (60%) of the aggregate number of outstanding shares of ImageMatrix common stock (on a fully diluted basis and subject to adjustment as described below in the section entitled "Terms of the Merger"). While the precise number of shares cannot be determined until the closing of the Merger, based on the formula described in the paragraph below, the Company believes that the number of shares of ImageMatrix common stock to be issued to the MindWorks Shareholders will be approximately 18,002,445 (on a fully diluted, pre-reverse-split basis).

     The parties will effectuate the Merger by canceling each outstanding share of the capital stock of MindWorks and converting each such share (on a fully diluted basis) into the right to receive the number of shares of ImageMatrix common stock equal to (i) (x) 1.5 times (y) the total number of shares of ImageMatrix common stock outstanding immediately prior to the effective time of the Merger (on a fully diluted basis), divided by (ii) the total number of shares of MindWorks common stock outstanding immediately prior to the effective time of the Merger (on a fully diluted basis).

     Moreover, each outstanding share of the common stock of the Merger Subsidiary will be converted into one share of common stock of MindWorks, and the separate corporate existence of the Merger Subsidiary will cease. MindWorks will succeed as a matter of law to all the rights and obligations of the Merger Subsidiary in accordance with the General Corporation Law of the State of California.

     At the effective time of the Merger, all shares of MindWorks and the Merger Subsidiary will cease to have any rights in respect of those shares, except to receive the consideration described above.

     If consummated, the Merger will be accounted for as a reverse acquisition and ImageMatrix and MindWorks will receive tax-free treatment under Section 368(a) of the Internal Revenue Code of 1986.

     After the Merger, ImageMatrix will operate MindWorks as an independent business. All incumbent directors of ImageMatrix other than Gerald Henderson will resign at the effective time of the Merger. The Board of Directors has nominated five persons to serve as directors of ImageMatrix after the Merger. See "Proposal No.3 -- Election of Directors." The terms of the new members of the Board will commence upon the effectiveness of the Merger. The terms will be staggered, with terms of one to three years, to terminate at the annual meeting in the appropriate year and when their successors are duly elected and qualified, or until their death, resignation or early termination. Vish Mishra, currently the President of MindWorks, will become Chairman of the Board, Chief Executive Officer and President of ImageMatrix at the effective time of the Merger. ImageMatrix and MindWorks have designated in the Merger Agreement the persons to serve as the other officers of ImageMatrix and as the directors and officers of MindWorks after the Merger.

     The mailing address and phone number of MindWorks is 349 Cobalt Way, Sunnyvale, California 94086, (408) 730-2100.

 Background of the Merger

      Description of ImageMatrix's Business

General Description Of Business
-------------------------------

     ImageMatrix designs, markets and installs software that improves productivity and customer service for health maintenance organizations (HMOs), health insurance companies, workers compensation organizations, dental providers, preferred provider organizations (PPOs) and third-party administrators (TPAs). These organizations are collectively known as Managed Care Organizations (MCOs). The Company's imaging systems integrate the Company's proprietary software as well as components manufactured by third party imaging software, hardware and peripheral vendors. The Company has developed a suite of software products including CaptureMatrix, ClaimMatrix and ServiceMatrix. CaptureMatrix is a document capture, storage and retrieval system. ClaimMatrix performs imaging-based workflow claims processing. ServiceMatrix enables customer service departments to resolve customer inquiries in a rapid, cost-efficient manner. The Company was incorporated in July 1995. In August 1995, the Company acquired the assets and liabilities of the imaging division of ENTEX Information Services of Colorado, Inc., formerly known as Random Access, Inc.

Products And Services
---------------------

     CaptureMatrix.  CaptureMatrix converts paper-based claims and their
     -------------
accompanying documents into digital images. It streamlines and automates data entry tasks and reduces the cost of claims data entry by means of zone-based indexing, OCR, and intelligent document management. The price range for CaptureMatrix is typically in the $100,000 to $350,000 range. Software features include:

     - Database lookups - CaptureMatrix can integrate with any database system to perform real-time data verification

     - Batch processing - documents are processed in batches, streamlining the capture and indexing process in the system

     - Zone-based indexing - the product automatically zooms in and highlights zones on the document for quick location of the data to be keyed

     - Host file extraction - the product can output a file for direct upload to a host, speeding the data interface process

     ClaimMatrix.  ClaimMatrix is specifically designed to automate the
     -----------
processing of claims, enrollment forms and EDI claims. ClaimMatrix provides MCOs with software that automates the processing, case management and payment of paper claims (converted by the system to digital form) and EDI claims. The system is designed to interface with the client's host system, accessing data and processing claims within the scope of the client's overall information system infrastructure. Rules-based routing allows claims processing departments to methodically and efficiently process claims. The price range for ClaimMatrix is, on average, approximately $450,000. However, differences in the size of the installation can cause the price to vary from $250,000 to over $4,000,000. Software features include:

     -    Automatic processing of claim documents on-line

     - Automated routing based on document types, exception codes, or other data

     - Access to document archives for searching and reviewing other claims and member-related documents

     -    Rapid access to claims information

     - Prioritization and escalation of claims (to ensure rapid turnaround time)

     -    Integration with the host adjudication system

     ServiceMatrix.   ServiceMatrix enables customer service departments to
     -------------
resolve customer inquiries in a rapid, cost-efficient manner. The product offers a variety of features to improve both administrative productivity and customer service representatives' overall work performance. The size of ServiceMatrix installations can cause the price to vary from $150,000 to $1,500,000. Software features include:

     -    Call tracking for members, providers, internal employees, etc.

     -    Electronic routing of information

     -    Assignment of deadlines to ensure prompt service

     -    Tracking of all contacts and answers to their questions

     -    Access to documents, whether archived or still in process

     - Viewing the managed care workflow to answer questions regarding status

     Professional Services.  In order to ensure customer satisfaction, the
     ---------------------
Company provides system design, installation, integration and other post-installation services for its products directly to end-users. In addition, the Company provides training to end-users on the features and functions of these products.

     Installation and Integration Services.  The Company provides system
     -------------------------------------
analysis recommendations, project management, site preparation, customization, systems integration and installation services for its customers. In 1997, the Company signed an agreement with a third party systems integrator, American Management Systems, Inc., to install the Company's software. The Company believes it can accelerate the number of additional customers of its proprietary software by utilizing integration partners to install its software.

     Post-Installation Services.  The Company's post-installation services
     --------------------------
include routine software and hardware maintenance, user assistance and a software product upgrade release program. These services are provided under the terms of the Company's renewable maintenance agreements, fees for which are generally based upon a percentage of the originally installed cost of the software.

Distribution
------------

     The Company currently markets its products and services directly through its own sales organization. The Company has sales offices in Denver, Colorado. The Company supports its products through advertising, focused marketing, publishing articles and technical papers on its products and by participating in MCO trade shows.

     For direct and indirect sales, the Company's sales efforts focus on MCOs which have (i) adequate capital resources to purchase the products, (ii) an information system infrastructure in place to allow the integration of imaged documents into the workflow of the organization and (iii) adequate size to leverage the productivity benefits of the system.

     The Company directs its sales and marketing efforts at the MCOs that could benefit from the productivity impacts of the Company's products. The Company's sales force practices a solution selling focus with a cost justification basis. The Company believes that the key value of its system lies in (i) productivity enhancements through reduced payroll and operating costs and higher output within current staffing levels and (ii) enhanced customer service capabilities.

Competition
-----------

     The Company is in a competitive industry that may be affected by rapid changes in technology and spending patterns in the business and institutional client sectors. Most of the Company's competitors have greater financial and technological resources and have more established sales and marketing organizations than the Company.

     Competitors include: (i) MACESS Corporation, (ii) regional imaging integrators, (iii) imaging software companies which sell imaging systems either partially or exclusively on a direct basis such as FileNet, Optika, International Business Machines (IBM) and Eastman Software Corporation, (iv) business solutions consultants with a national presence such as Andersen Consulting, Electronic Data Systems (EDS), Perot Systems and TRW and (v) numerous small imaging integrators.

     The Company believes that the principal competitive factors in its market are (i) system features and reliability, (ii) the referent installed base of customers, (iii) price, sales and marketing efforts, and (iv) the reputation for customer service.

Suppliers
---------

     The Company must be approved as an authorized dealer by many of the vendors of the components that the Company utilizes in its business. In the case of MicroSoft(R), Oracle(R), FileNet(R), KOFAX(R), and RAF Technology, Inc.(R), the Company's vendor authorizations are an important requirement to the current operations and future strategies. Dealer agreements typically provide that a dealer may be terminated with cause upon as little as 30 days' notice. The Company's current dealer agreements generally last one year. Vendors have regularly renewed the Company's dealer agreements; however, no assurance can be given that such renewals will continue. While management does not believe that such an occurrence is likely, the loss of vendor authorizations from any of the above four vendors could have a material adverse effect on the Company's business.

     The Company also purchases imaging system components including hardware and peripheral devices from other vendors and suppliers. The Company does not have any long-term agreements or commitments with the vendors or suppliers of such components, but believes that competitive sources of supply are available for such components.

Dependence Upon Major Customers
-------------------------------

     For the year ended December 31, 1997, three customers accounted for approximately 55.3% of total revenue. Accounts receivable and unbilled revenue from these customers totaled approximately $2,631,000 at December 31, 1997.
For the nine months ended September 30, 1998, two customers accounted for approximately 100% of total revenue. Accounts receivable and deferred revenue from these customers totaled approximately $510,000 and $27,000, respectively, at September 30, 1998. The Company believes it is likely that the revenues earned from these customers in 1998 will be replaced and exceeded by revenue from different customers in 1999.

     For the year ended December 31, 1996, two customers accounted for approximately 34% of total revenue. Accounts receivable from these customers totaled approximately $200,000 at December 31, 1996.

Intellectual Property
---------------------

     The Company regards its CaptureMatrix, ClaimMatrix and ServiceMatrix software as proprietary and relies primarily on a combination of copyrights, employee confidentiality and invention assignment agreements and distribution and software license agreements to safeguard its software products. The Company has received federal copyright registration for ClaimMatrix and has filed for copyright protection for CaptureMatrix and ServiceMatrix. The Company has not applied for patents for its software, but the Company may from time to time investigate the appropriateness of patent applications for its technology or certain aspects of its technology.

     ImageMatrix(R) is the Company's federally registered service mark and trademark. The Company has filed for federal trademarks for the marks CaptureMatrix(TM), ClaimMatrix(TM), and ServiceMatrix(TM) and in the future may file federal applications for such other marks as the Company may originate related to further product and service developments. There is no assurance that future registered service marks will be granted, or that if granted, will provide protection from conflicting uses or claims of prior use, infringement upon or confusion with another trademark.

Impact Of Government Approval And Regulations
---------------------------------------------

     Government approval is not required for any aspect of the Company's products or services. In addition, management believes that the Company's business is unaffected by any existing or probable governmental regulations.

Research And Development
------------------------

     The Company's research and development efforts are focused primarily on ongoing improvements in existing software products and additional functional modules appropriate for the MCO industry. Disclosure of the planned software modules is not made for competitive reasons.

     The Company's research and development efforts can be influenced significantly by customer requirements. New features may be customized initially for delivery to a single customer and then incorporated into future versions of the product. For the nine months ended September 30, 1998, the Company spent approximately $717,000 on research and development. For the year ended December 31, 1997, the Company spent approximately $922,000 on research and development. For the year ended December 31, 1996, the Company spent approximately $703,000 on research and development, of which approximately $416,000 represented software development costs that were capitalized.

Employees
---------

     At January 6, 1999, the Company had 25 employees, all of which are full time, of which 22 are located in Denver, Colorado. The employees are not represented by a labor union or subject to a collective bargaining agreement. The Company has never experienced a work stoppage and employee relations are considered to be excellent.

Description Of Property
-----------------------

     The Company leases approximately 10,000 square feet of office space for its corporate headquarters at 400 South Colorado Blvd., Suite 500, Denver, Colorado 80246. The Company believes that its facilities are suitable and adequate for its current operations. The Company houses its management, administrative, sales, system design and installation, software design and programming, training and service support and maintenance at its headquarters.

      Description of MindWorks' Business

General Description of Business
-------------------------------

     MindWorks develops document imaging management products that enable individuals and organizations to search and retrieve information stored in paper-based and electronic documents. A leader in desktop image management, MindWorks has become a premier developer of software tools for document image scanning, management, and retrieval.

     The document image management market specifically addressed by MindWorks consists of three segments: Enterprise (dedicated/high-volume), Workgroup (general purpose/mid-range), and Single User (ad hoc/low-volume). MindWorks' solutions target the Workgroup segment, characterized by small and medium-sized businesses and departments in corporations that need access to paper-based information. Typically, these businesses specialize in the legal, human resources, or finance/accounting industries, or are corporate or government departments. There are at least one million such businesses or departments in the United States.

     As businesses have come to rely more and more on digital images rather than traditional paper hardcopy and filing cabinets, the need for powerful tools to manage document images has become increasingly urgent. MindWorks has a network-based strategy whereby its products are interoperable and sharable over networks such as the Internet and corporate intranets. MindWorks' products have the ability to search and retrieve in eleven different languages, along with features such as fuzzy search and document portability. MindWorks utilizes more than 25 high-quality programmers for development through its affiliate company and partner, Rebus Technology, located in Bangalore, India.

     MindWorks was incorporated in the State of California in 1993. On December 5, 1995, MindWorks filed for Chapter 11 bankruptcy protection. An order approving its plan of reorganization was entered by the Santa Clara County Bankruptcy Court on December 27, 1995.

Products And Services
---------------------

       MindWorks believes that over ninety-five percent (95%) of the world's information today is stored in hard copy form, and resolution of almost any problem requires a paper trail. Based on this paper environment, the challenge for businesses now and in the future is to improve productivity. One of the key challenges to improving productivity is to reduce the processing time. If processing time can be reduced, costs will be reduced and customer service and quality will improve. Document image processing is rapidly emerging as the technology that can address the information management challenge. It brings increased speed and efficiency by electronically capturing, storing, manipulating, and distributing information currently managed on hard copy.

     Imaging systems have turned opportunity for error into opportunity for improved efficiency, higher levels of service, and reduced costs for businesses worldwide. Over the past several years, numerous businesses have started to participate in this burgeoning industry by offering hardware, software, systems, and services to customers to suit their imaging needs. These solutions sell from a few thousand dollars for a law office to over a million dollars for a huge medical claims processing business. The total shipments of hardware and software systems and associated services performed by service bureaus have been pegged at about $3 billion for 1997. Analysts estimate this figure to quadruple, to about $12 billion, by 2002.

       MindWorks provides a complete range of powerful digital document management solutions that provide all the capabilities required for capturing, storing, managing, and retrieving documents. MindWorks' products are specifically designed for paper-intensive organizations that desire faster access to paper-based information. Designed to be scalable, the products can handle the document storage and retrieval requirements of small and large businesses and are meant for use by non-technical administrative/clerical staff.

     MindWorks' products have applications in the following markets: corporate, publishing, financial, banking, legal, human resources, health care, real estate, and insurance. MindWorks' product line currently includes:

          .    Recollect - single-user, low-volume solution
          .    Recollect Gold - single-user, mid-range solution
          .    Recollect LAN, Netware - corporate client/server solution for
               Novell networks
          .    Recollect Enterprise 2.0 - corporate client/server solution for
               Novell and Microsoft networks
          .    Recollect LAN, Netware NDS/NT - corporate client/server solution with NDS support
          .    Recollect WEB - enterprise web server solution for intranet and internet environment

     Recollect contains a number of patented features designed to ease processing and speed document indexing and retrieval. MindWorks' solutions incorporate a number of these technologies, including a fuzzy search, fast indexing algorithms, robust form registration, and unique portable document architecture. "Fuzzy search" automatically compensates for any errors that may occur during the OCR process, ensuring that documents are located quickly and accurately. Document portability allows documents to be shared between computers, or moved from one to another - an excellent resource for transferring files between desktops and laptops. Document portability eliminates time-consuming re-indexing. The Recollect product line is especially adept at handling forms and invoices because it enables users to identify, index, and retrieve documents based on specific fields or regions within the document.

Strategic Alliances/Distribution
--------------------------------

      MindWorks has established several important strategic alliances with various providers of office systems, networking and application software suppliers. Key strategic alliances formally announced to date include Konica and Novell. MindWorks has over 30 strategic alliances at various stages of development that are intended to enhance MindWorks' business.

      Konica.  Konica has built MindWorks' products into the Konica Networked
      -------
Document Image Management System by re-branding it as the Konica Recollect LAN. MindWorks' products are bundled with Konica's digital scanners and related tools. This partnership also provides MindWorks with access to over 2,000 salespeople, who have begun selling the Recollect product line.

      Novell.  MindWorks is Novell's small-business solutions partner, as well
      -------
as a strategic partner for NETWARE and NDS, Novell's flagship offering. With this relationship, MindWorks has access to all of Novell's re-sellers. At a later date, MindWorks anticipates bundling its offering with Novell's small-business and enterprise workflow applications.

Competition
-----------

      MindWorks is in a competitive industry that may be affected by rapid changes in technology and spending patterns in the business and institutional client sectors. Most of MindWorks' competitors have greater financial and technological resources and have more established sales and marketing organizations than MindWorks.

      Competitors include: (i) Filenet, (ii) Eastman Software, (iii) Laserfische, (iv) PC Docs, and (v) numerous service bureaus. MindWorks believes that the principal competitive factors in its market are: (i) technology, (ii) branding, (iii) financial strength, (iv) distribution channels, and (v) product and service offerings.

      Between 1993 and 1998, MindWorks raised capital and spent its proceeds to acquire technology, develop its product line, build brand awareness by means of its marketing programs, and develop strategic alliances. With robust scalable imaging solutions and distribution through the strategic alliances described above, MindWorks is presently raising equity and anticipates to grow its business organically through (i) development of distributor networks - channel distributors, resellers, and co-bundled product solution partners; (ii) continuous research and development in the MindWorks laboratory in India; and
(iii) new product introduction.

     MindWorks is striving to become a pre-eminent document management and digital document-publishing leader by the year 2000. To achieve this objective, MindWorks is embarking upon an acquisition program. MindWorks intends to acquire at least three document imaging firms that have strategic as well as complementary value to MindWorks' current product offering. Ideal target companies will have proprietary technology, a select and loyal customer base, around $5 million in revenues, and positive EBITDA. The ideal target companies will provide MindWorks with (1) access to large organizations and customers in the health care, government, law enforcement, pharmaceutical, and financial sectors; (2) the opportunity to employ/deploy its technologies with other products and services; (3) the opportunity to sell MindWorks' products; and (4) the opportunity to exploit MindWorks' partnership and distribution channels.

Suppliers
---------

     MindWorks Purchases production services and documentation from vendors and suppliers. MindWorks does not have any long-term agreements or commitments with any of its vendors or suppliers, but believes that competitive sources of supply are available.

Dependence Upon Major Customers
-------------------------------

     MindWorks is not dependent upon any major customers.

Intellectual Property
---------------------

     MindWorks regards its Recollect products as proprietary and relies primarily on a combination of copyrights, employee confidentiality and patent and invention assignment agreements and distribution and software license agreements to safeguard its software products.

     MindWorks has filed for a federal trademark for the mark MindWorks and in the future may file federal applications for such other marks as MindWorks may originate related to further product and service developments. There is no assurance that future registered service marks will be granted, or that if granted, will provide protection from conflicting uses or claims of prior use, infringement upon or confusion with another trademark.

Impact Of Government Approval And Regulations
---------------------------------------------

     Government approval is not required for any aspect of MindWorks' products or services. In addition, management believes that MindWorks' business is unaffected by any existing or probable governmental regulations.

Research And Development
------------------------

     MindWorks' research and development efforts are focused primarily on ongoing improvements in existing software products. MindWorks has historically spent approximately $800,000 to $900,000 annually on research and development.

Employees
---------

     At December 15, 1998, MindWorks had 8 employees, all of which are full time, of which all are located in Sunnyvale, California. The employees are not represented by a labor union or subject to a collective bargaining agreement. MindWorks has never experienced a work stoppage and employee relations are considered to be excellent.

Description Of Property
-----------------------

     MindWorks leases approximately 5,000 square feet of office space for its corporate headquarters at 349 Cobalt Way, Sunnyvale, California 94086.
MindWorks believes that its facilities are suitable and adequate for its current operations. MindWorks houses its management, administrative, sales, system design and installation, software design and programming, training and service support and maintenance at its headquarters.

     Reasons of ImageMatrix for the Merger

     In reaching its determination to approve the Merger, the Board of Directors of ImageMatrix consulted with ImageMatrix's management and its financial and legal advisors. After careful deliberation, the Board determined that the terms of the Merger Agreement, established though arms-length negotiations with MindWorks, are fair to and in the best interests of ImageMatrix and its shareholders. ACCORDINGLY, THE BOARD HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL AND ADOPTION OF EACH OF THE PROPOSALS AT THE MEETING, EACH OF WHICH ARE CONDITIONS TO THE CLOSING OF THE MERGER.

MindWorks Market and Product
----------------------------

     The Company has analyzed MindWorks' technology, the market opportunities associated with its products, and its current and pending relationships with distributors. The Company believes that the market for networked digital copiers that use imaging and document management technology will grow rapidly in the next five years. Further, the Company believes that MindWorks' product, Recollect, provides the features desired by this market. The Recollect products allow end users to scan documents at a central digital copier and then route those electronic images to different computers that are networked to the digital copier. Additionally, the software allows for indexing and management of the electronic images. The Company believes that the distribution relationships in place as well as those contemplated provide MindWorks with a unique opportunity to sell its software in conjunction with the sale of the digital copiers offered by various vendors. Based on this market assessment, the Company believes that MindWorks has significant opportunity for revenue and profitability growth in the next three to five years.

      Access To Capital.  The Company's stock price has fallen to the $.25 to
      -----------------
$.50 per-share range in the last three months. This turn of events has made it extremely difficult and expensive for the Company to raise equity capital. A key element of the Merger is MindWorks obligation to raise $1,500,000 within 90 days of the closing of the Merger. This additional capital, combined with the market opportunities available to both companies in 1999, should provide the Company with a greater opportunity to have success in its markets and have the resources to execute its business strategy. The Company believes that it has limited opportunities to raise equity funding through other methods.

      Mutual Applications of Technology.  The Company believes that its
      ---------------------------------
greatest opportunities for revenue success in 1999 and beyond are in the sale of its proprietary ServiceMatrix software. The software, which can be used for healthcare and non-healthcare related insurance purposes, has a higher gross margin and a shorter sale cycle and is less costly and time consuming to install and implement. The Company believes that by focusing on this product it can cut overhead costs, reduce cost of goods sold and move to a more profitable business model. Additionally, the Company believes that it can use MindWorks' Recollect technology to augment the features and benefits of its ServiceMatrix product.

      Opinion of ImageMatrix's Financial Advisors

      ImageMatrix retained Neidiger/Tucker/Bruner, Inc. ("NTB") on October 19, 1998 to assist ImageMatrix in its review and analysis of the terms of the proposed Merger and related agreements with MindWorks and, at the request of the Board of Directors of ImageMatrix, to issue an opinion as to the fairness of the proposed consideration under the Merger Agreement. On December 29, 1998, NTB delivered its written opinion ("Opinion") to the Board stating that, as of the date of the Opinion and based on the assumptions, factors and limitations stated in the Opinion, the proposed consideration for the shares of ImageMatrix common stock to be issued pursuant to the Merger Agreement is fair from a financial standpoint to ImageMatrix and to the shareholders of ImageMatrix. No limitations have been imposed by the Company's Board of Directors upon NTB regarding the investigation to be made or the procedures to be followed by NTB in fulfilling its review of the Merger.

     In rendering its opinion, NTB, among other things:

     (1)  Reviewed the Merger Agreement;

     (2) Reviewed the Company's Form 10-KSB for the year ended December 31, 1997, and the Company's Form 10-QSB for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998;

     (3) Various other documents and information provided by ImageMatrix and MindWorks; and

     (4) Considered its discussions with the management of both ImageMatrix and MindWorks.

     NTB, as part of its investment banking services, is regularly engaged in the valuation of businesses, securities, and assets in connection with mergers, acquisitions, underwritings, sales and distributions of securities, private placements and valuations for estate, corporate and other purposes.

     Pursuant to the terms of its agreement with ImageMatrix, upon the closing of the Merger, NTB will earn the right to receive cash compensation totaling $40,000. The Company has also agreed to indemnify NTB and its partners, employees, agents, affiliates and controlling persons against certain expenses and liabilities in connection with its services rendered. NTB has informed the Company that in rendering fairness opinions, NTB employs an independent opinion review committee composed of senior officers of the firm; that this committee follows standardized processes and procedures to determine if a fairness opinion can be issued; that this process involves each member of the committee independently considering and discussing the results of the various forms of analysis that form the basis of the fairness opinion and voting on the issuance of such opinion; and that any compensation to be earned by NTB as a result of a transaction is specifically not considered. Based on this, the Board of Directors of ImageMatrix concluded that it could rely on NTB's opinion notwithstanding the potential conflict of interest created by NTB's receipt of compensation.

     THIS SUMMARY OF THE OPINION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A. WE URGE SHAREHOLDERS TO READ THE OPINION CAREFULLY IN ITS ENTIRETY FOR A COMPLETE DESCRIPTION OF THE FACTORS CONSIDERED, ASSUMPTIONS MADE, BASIS FOR THE OPINION, AND THE SCOPE OF AND THE LIMITATIONS ON THE REVIEW UNDERTAKEN BY NTB.

     NTB was not requested and did not render any recommendation to the Board as to the form or amount of consideration to ImageMatrix for the shares of ImageMatrix common stock to be issued pursuant to the Merger Agreement, which was determined through arms-length negotiations among the parties to the Merger. The Opinion only relates to the fairness of the proposed Merger from a financial point of view and does not constitute a recommendation as to how any shareholder should vote on the proposals at the Special Meeting.

Describe Advisors; Method of Selection.
--------------------------------------

     NTB was an underwriter of the Company's IPO in June 1996. Anthony Petrelli, Vice President of NTB, serves as an adviser to the Company's Board of Directors pursuant to rights granted to NTB in connection with such initial public offering. Pursuant to the Company's agreement with NTB, Mr. Petrelli is reimbursed for his expenses in attending meetings of the Board and receives compensation equal to that received by outside directors. The Company has agreed to indemnify Mr. Petrelli against any claim arising out of his attendance at meetings of the Board or advice to the Board to the maximum extent permitted by law.

     In connection with its activities as underwriter for the Company's IPO, NTB (and certain officers of NTB, including Mr. Petrelli) holds warrants (the "NTB Warrants") to purchase 140,000 units, exercisable at a price of $8.05 per unit, and each unit consisting of one share of ImageMatrix common stock and one redeemable warrant (the "Underlying Warrants"). The NTB warrants expire June 4, 2001. Two Underlying Warrants entitle the holder to purchase one share of ImageMatrix common stock at an exercise price of $12.62 per share. The NTB Warrants may be exercised in a cashless transaction whereby the NTB Warrant may be exchanged, in whole or in part, for the underlying ImageMatrix common stock and Underlying Warrants. Such cashless exercise is permitted only if the ImageMatrix common stock is listed or approved for trading on an exchange, inter-dealer communication system or national quotation bureau. In such cashless exercise, the Company will issue (i) the number of shares of ImageMatrix common stock which is determined by dividing the imputed warrant value (the current market value of the shares less the exercise price of the NTB Warrants exchanged) by the market value of the shares and (ii) the same number of Underlying Warrants as shares of ImageMatrix common stock issued in such exchange.

     The securities sold by the Company in its IPO were units, each consisting of one share of common stock and one warrant to purchase common stock. Two warrants entitled the holder to purchase one share of common stock at an exercise price of $12.62 per share. Pursuant to the underwriting agreement entered into between the Company and NTB at the time of the IPO, upon exercise of the warrant component of the units, the Company will pay NTB a fee of five percent (5%) of the aggregate exercise price of warrants exercised through the efforts and with the assistance of NTB if (i) the market price of the common stock is greater than the exercise price of such warrants on the date of exercise, (ii) written confirmation by the warrant holder that the exercise of the warrant was solicited by NTB and that NTB is designated to receive the solicitation fee, (iii) the warrant is not held in a discretionary account, (iv) disclosure of compensation arrangements has been made in documents provided to the warrant holder both as part of the original offering and at the time of exercise, and (v) the solicitation of the warrant was not in violation of Rule 10b-6 promulgated under the Securities Exchange Act of 1934.

     In connection with the solicitation of warrant exercises, unless granted an exemption by the Securities and Exchange Commission from its Rule 10b-6, NTB and any other soliciting broker/dealer will be prohibited from engaging in any market-making activities with respect to the Company's securities for the period commencing either 2 or 9 business days (depending on the market price of the Company's common stock) prior to any solicitation activity for the exercise of warrants and until the later of (i) the termination of such solicitation activity, or (ii) the termination (by waiver or otherwise) of any right which NTB or any other soliciting broker/dealer may have to receive a fee for the exercise of the warrants following such solicitation.

     Furthermore, in connection with its activities as placement agent for the Company's recent $300,000 bridge loan financing, NTB holds a warrant to purchase 18,000 shares of ImageMatrix common stock at an exercise price of $.01 per share. This warrant expires December 30, 2003. This warrant may be exercised in a cashless transaction whereby the warrant may be exchanged, in whole or in part, for the underlying ImageMatrix common stock. In such cashless exercise, the Company will issue the number of shares of ImageMatrix common stock which is determined by multiplying (i) the number of shares to be canceled by (ii) the imputed per-share warrant value (the fair market value of one share less the exercise price), and dividing such product by the fair market value of one share. For purposes of this warrant, the fair market value of shares of ImageMatrix common stock shall be the closing price of such shares on the day notice of exercise is provided the Company if the shares are listed on a security exchange or the Nasdaq National Market, or, if not so listed, the fair market value of the shares shall be determined by the Company's Board of Directors.

      Reasons of MindWorks for the Merger

     ImageMatrix Market and Product.  MindWorks has analyzed ImageMatrix's
     ------------------------------
products and technology and the market associated with its products, and believes that ImageMatrix possesses a significant opportunity to sell its software solutions to healthcare and non-healthcare related insurance companies.

     Liquidity and Access to Capital.  MindWorks is currently privately held.
     -------------------------------
By merging with ImageMatrix and receiving shares in ImageMatrix, MindWorks' shareholders will have access to liquidity over time. MindWorks also believes that ImageMatrix's publicly held status will be conducive to raising additional capital in the future.

     Mutual Application of Technology.  MindWorks believes that the ImageMatrix
     --------------------------------
software can operate in conjunction with MindWorks' Recollect software and, in time, provide a platform for a turnkey vertical solution for different market segments. ServiceMatrix, in particular, coupled with Recollect should be able to provide industry software solutions for customer service applications that integrate digital imaging.

 Terms of the Merger

     Subject to the terms and conditions of the Merger Agreement, the Merger Subsidiary will merge with and into MindWorks, with MindWorks as the surviving corporation. In consideration for the shares of the outstanding capital stock of MindWorks, ImageMatrix will transfer to the shareholders of MindWorks shares of ImageMatrix common stock ("Common Stock"). While the precise number of shares of Common Stock cannot be determined until the closing of the Merger, based upon the number of shares of Common Stock outstanding as of December 30, 1998 and taking into account certain issuances of Common Stock to take place at or before closing of the Merger, the Company believes that the number of shares to be issued to the shareholders of MindWorks will be approximately
18,002,445 (on a fully diluted, pre-reverse-split basis).

     As a result of the Merger, MindWorks will become a wholly-owned subsidiary of ImageMatrix. The corporate existence and identity of ImageMatrix will continue unaffected by the Merger. In the event the shareholders of ImageMatrix fail to approve any of the agenda items for the Special Meeting, all of which are conditions to the closing of the Merger, the Merger will not be consummated and ImageMatrix will continue its current business.

     After the Merger, the combined companies will initially maintain two offices. MindWorks will operate as a subsidiary of ImageMatrix, and will maintain its California operations at which its development and sales activities will be headquartered. The majority of the finance and administration of the merged companies will take place in the ImageMatrix Denver, Colorado office. In addition, the sales and system support operations for the ImageMatrix ClaimMatrix and ServiceMatrix products will be conducted out of the Denver office.

 Management Following the Merger

     The Merger will result in a substantial change in the management of the Company. The ImageMatrix Board of Directors currently consists of directors Gerald E. Henderson, Jaidev Sugavanam and Beverly Sloan. There are five (5) vacancies. In connection with the Merger, all current directors other than Gerald Henderson will resign and the Bylaws of Image Matrix will be amended to
provide for a five-member Board of Directors.   The management of ImageMatrix
and MindWorks have agreed, and the Board of Directors of ImageMatrix proposes, that effective upon the Merger, the five (5) directors of the Company will be as follows:

          Gerald E. Henderson
          Vish Mishra
          Vijay Rangarajan
          Tomas I. Alcantara
          Satish Gupta

     Moreover, pursuant to the Merger Agreement, the executive officers of the Company will be as follows at the effective time of the Merger:

          Chairman of the Board,
          President and Chief Executive Officer    Vish Mishra
          Chief Financial Officer and Secretary    Richard L. Barich

     Information concerning each of the nominees for director and the proposed executive officers is provided below in the section entitled "Proposal No. 3-Election of Directors".

     Other significant employees will include:

          Chief Technologist                       Vijay Rangarajan
          Treasurer                                Adrian Avelino
          Vice President of Sales                  David Proestos
          Vice President of Business Development   Gerald E. Henderson

     At the effective time of the Merger, the officers of MindWorks will be:

          President and
          Chief Executive Officer                  Vish Mishra
          Vice President                           Gerald E. Henderson
          Treasurer                                Adrian Avelino
          Chief Financial Officer and
          Secretary                                Richard L. Barich

 Merger Consideration

     Each share of the capital stock of MindWorks outstanding immediately prior to the effective time of the Merger (on a fully diluted basis) will be converted into the right to receive the number of shares of ImageMatrix Common Stock (the "Merger Shares") equal to (i) (x) 1.5 times (y) the total number of shares of ImageMatrix Common Stock outstanding immediately prior to the effective time of the Merger (on a fully diluted basis), divided by (ii) the total number of shares of MindWorks common stock outstanding immediately prior to the effective time of the Merger (on a fully diluted basis) (the "Exchange Ratio"). Any fractional shares resulting from the application of the Exchange Ratio to the MindWorks shares will be rounded to the nearest whole share (with one-half rounded upward). ImageMatrix and MindWorks determined the Exchange Ratio through arms-length negotiations.

 ImageMatrix Common Stock Outstanding

     On December 30, 1998, there were 10,017,678 shares of ImageMatrix Common Stock issued and outstanding and 100,000 shares of Series A Convertible Preferred Stock ("Preferred Stock") outstanding. The Preferred Stock is convertible by the holders thereof at any time into the number of shares of Common Stock resulting from dividing the number of shares of Preferred Stock by the lesser of (i) $2.25, or (ii) 75% of the average market price of the Common Stock on the eight trading days prior to conversion ("Average Market Price"). The Average Market Price as of December 30, 1998 was $.22, and therefore, as of December 30, 1998, the
100,000 shares of Preferred Stock are treated as converted into 609,524 shares of Common Stock.

     As of December 30, 1998, there were options and warrants outstanding to purchase 4,001,230 shares of Common Stock, and the exercise prices of such options and warrants were as follows:

     $   0  to   .49  --    18,000 shares
     $ .50  to  1.99  --   807,973 shares
     $2.00  to  4.99  -- 2,201,257 shares
     $5.00  to 12.62  --   974,000 shares

Only options and warrants with exercise prices below $.50 per share are considered to be shares outstanding for purposes of determining the Exchange Ratio.

     On July 1, 1998, the Company entered into an Option Agreement with
Dennis Hefter, who at the time was President, Chief Operating Officer and a director of the Company. Pursuant to the agreement, if the Company entered into an agreement to sell its assets or merge with another company, the Company agreed to pay Mr. Hefter $300,000 or, at the Company's option, Common Stock having a value of $300,000. The Board of Directors has opted for the latter, so, at or prior to the closing of the Merger, the Company will issue approximately 1,216,429 shares of Common Stock in satisfaction of its obligations to Mr. Hefter (based upon a price per share of $.25). The actual number of shares issued to Mr. Hefter will be determined on the date of issuance, based upon the price per share on that date.

     On December 15, 1998, the Company entered into an agreement with Treuhand, Inc. Treuhand has acted as a consultant to the Company in connection with the negotiation and consummation of the Merger. Pursuant to the agreement, in addition to the consulting fees to which Treuhand is entitled pursuant to its prior agreements with the Company, the Company will issue to Treuhand 100,000 shares of Common Stock at the closing of the Merger and an additional 40,000 shares if the closing occurs before February 28, 1999.

     Hence, taking into account the Preferred Stock and the relevant options and warrants (of which there are 18,000), approximately 10,645,202 shares of ImageMatrix Common Stock were outstanding on December 30, 1998. Taking into account the above-noted issuances of Common Stock to take place at or before the closing of the Merger, the Company expects that the current shareholders of ImageMatrix will hold approximately 12,001,630 shares of Common Stock at the effective time of the Merger (on a fully diluted, pre-reverse-split basis).

 MindWorks Common Stock Outstanding

     On December 30, 1998, there were 7,456,517 shares of MindWorks common stock issued and outstanding, 100,000 shares of MindWorks Series C Preferred Stock issued and outstanding, 1,000,000 shares of MindWorks Series D Preferred Stock issued and outstanding and 800,000 shares of MindWorks Series E Preferred Stock issued and outstanding. Each series of MindWorks preferred stock is convertible by the holders thereof at any time into shares of MindWorks common stock on a one-to-one basis. Therefore, for purposes of the Merger, the 1,900,000 shares of MindWorks preferred stock are treated as converted into 1,900,000 shares of MindWorks common stock.

     Each option or warrant to purchase MindWorks common stock outstanding prior to the Merger will, after the Merger, entitle the holder to exercise such option or warrant for the number of shares of ImageMatrix Common Stock determined by multiplying the number of shares eligible for purchase under such option or warrant by the Exchange Ratio. The exercise price of such options or warrants will be proportionately adjusted. As of December 30, 1998, there were options and warrants outstanding to purchase 1,661,744 shares of MindWorks common stock.

 Stock Options

     At the effective time of the Merger, ImageMatrix shall assume all of MindWorks' rights and obligations under its stock option plan. Thereafter, ImageMatrix will issue, upon any partial or total exercise of any MindWorks option, in lieu of MindWorks common stock, the number of shares of ImageMatrix Common Stock determined by multiplying the number of shares of MindWorks common stock otherwise eligible for purchase under such option by the Exchange Ratio.

     Furthermore, pursuant to the Merger Agreement, the Company shall create an incentive stock option pool for executives and managers of ImageMatrix following the Merger equal to 10% of the ImageMatrix Common Stock (on a fully diluted, post-effective time basis). At the closing of the Merger, options to purchase up to 70% of such shares shall be granted to the individuals and in the amounts set forth in the Merger Agreement. Options to purchase the other 30% of such shares shall be thereafter granted on such terms and conditions as may be determined by the Board of Directors of ImageMatrix following consummation of the Merger.

 Conditions to Merger

     The obligations of the parties to the Merger are subject to the satisfaction prior to or upon the closing of the Merger of customary closing conditions, including the following: (1) the MindWorks shareholders must approve the Merger; (2) the ImageMatrix shareholders must approve each of the proposals to be considered at the Special Meeting; (3) ImageMatrix must receive from Neidiger/Tucker/Bruner, Inc. an opinion concerning the fairness to the ImageMatrix shareholders of the Merger from a financial point of view; (4) effective upon the Merger, the Board of Directors and management of the Company shall be as stated above in this section under "Management"; and (5) not later than ten days prior to the closing date of the Merger, MindWorks must deliver to ImageMatrix a certificate confirming that MindWorks will have at least $1,500,000 in cash as of the closing date of the Merger.

 Purchase Price Adjustment

     If MindWorks does not have at least $1,500,000 in cash at the closing of the Merger, then a portion of the shares of ImageMatrix Common Stock issued to the shareholders of MindWorks (including option and warrant holders, "MindWorks Shareholders") in the Merger will be held in escrow pursuant to Shareholders) an escrow agreement. The number of shares to be so escrowed (the "Purchase Price Escrow Shares") will equal (i) the amount of cash that MindWorks has as of the closing date, divided by $1,500,000, multiplied by (ii) the number of shares of ImageMatrix Common Stock issued to the shareholders of MindWorks in the Merger.

     The Purchase Price Escrow Shares will be held by the escrow agent until the earlier of (i) 100 days after the closing date, or (ii) the receipt by ImageMatrix or MindWorks of the full amount of the difference between the amount of cash that MindWorks has as of the closing date and $1,500,000 (the "Shortfall"). If, however, ImageMatrix or MindWorks does not receive the full amount of the Shortfall within 90 days of the closing date (the "Interim Period"), then the escrow agent will return to ImageMatrix (and not to the shareholders of MindWorks) the number of Purchase Price Escrow Shares equal to
(i) (A) the amount of cash that MindWorks has as of the closing date, plus the amount of the Shortfall received by ImageMatrix or MindWorks during the Interim Period, divided by (B) $1,500,000, multiplied by (ii) the number of shares of ImageMatrix Common Stock issued to the shareholders of MindWorks in the Merger. The effect of this formula can be illustrated as follows (assuming the MindWorks Shareholders receive 18,002,445 shares of ImageMatrix Common Stock in the Merger (on a fully diluted, pre-reverse-split basis)):

 .    If MindWorks has $1,000,000 in cash at the end of the Interim Period
     (including cash on hand at closing), the aggregate number of shares of ImageMatrix Common Stock received by the

     MindWorks Shareholders will be reduced from 18,002,445 to 12,001,630 (on a fully diluted, pre-reverse-split basis).

 .    If MindWorks has $500,000 in cash at the end of the Interim Period
     (including cash on hand at closing), the aggregate number of shares of ImageMatrix Common Stock received by the MindWorks Shareholders will be reduced from 18,002,445 to 6,000,815 (on a fully diluted, pre-reverse-split basis).

     During the period the Purchase Price Escrow Shares are held by the escrow agent, the beneficial holders of the Purchase Price Escrow Shares will be entitled to vote the Purchase Price Escrow Shares but will not be permitted to sell, dispose of or encumber the Purchase Price Escrow Shares.

 Termination Prior to the Merger

     The Merger Agreement may be terminated under the following conditions:

     - Mutual Consent.  The Merger Agreement may be terminated by mutual consent
       --------------
of the parties or by either ImageMatrix or MindWorks if the other does not satisfy the closing conditions prior to the closing date;

     - Lapse of Time.  The Merger Agreement may be terminated by either
       -------------
ImageMatrix or MindWorks if the Merger has not become effective on or before February 15, 1999, or such later date approved by the Boards of Directors of ImageMatrix and MindWorks;

     - Acquisition Proposal from Third Party.  The Merger Agreement may be
       -------------------------------------
terminated by either ImageMatrix or MindWorks if:

          - after receipt of an acquisition offer by the non-terminating party, the Board of Directors of the non-terminating party withdraws or modifies its approval and recommendation of the Merger or the Merger Agreement;

          - after receipt of an acquisition offer by the non-terminating party, the other party requests the Board of Directors of the non-terminating party to reconfirm to the other party that it still approves of the Merger and the Board of Directors of the non-terminating party fails to make such re-confirmation within ten days of its receipt of the request to do so;

          - the Board of Directors of the non-terminating party recommends an alternative transaction to its shareholders; or

          - a tender offer or exchange offer for 20% or more of the shares of the non-terminating party is commenced and the Board of Directors of the non-terminating party recommends that its shareholders accept such tender offer or exchange offer.

 Indemnification

     The Merger Agreement provides that each of ImageMatrix and MindWorks will indemnify the other, its officers, directors, employees and controlling persons, against claims and expenses (including legal fees) arising out of any false, misleading or inaccurate representation or warranty made in the Merger Agreement or any breach or violation by a party or any failure by a party to perform any promise under the Merger Agreement. The Merger Agreement provides that the representations and warranties of each party generally will survive for a period of two years from the closing of the Merger.

     As collateral security for the payment of any indemnification obligations of MindWorks pursuant to the Merger Agreement, 20% of the Merger Shares (the "Escrow Shares") to be issued to the MindWorks Shareholders in the Merger will be held in escrow pursuant to an escrow agreement. The Escrow Shares will be held by the escrow agent until the later of (i) one year from the closing of the Merger, or (ii) the resolution of any claim for indemnification or payment that is pending on the first anniversary date of the Merger. During the period the Escrow Shares are held by the escrow agent, the beneficial holders of the Escrow Shares will be entitled to vote the Escrow Shares but will not be permitted to sell, dispose of or encumber the Escrow Shares.

 Covenants of ImageMatrix and MindWorks

     Pursuant to the Merger Agreement, each of ImageMatrix and MindWorks has agreed not to:

          (1) solicit or encourage any proposals that are or could lead to an acquisition or merger proposal from a third party;

          (2) engage in negotiations or discussions concerning an acquisition proposal from a third party or provide non-public information to such a third party relating to such a proposal; or

          (3) agree to or recommend any acquisition proposal from a third party.

However, such covenant does not prevent ImageMatrix or MindWorks from furnishing non-public information to or entering into discussions with any party in connection with an unsolicited bona fide written acquisition proposal, or from recommending such acquisition proposal to such party's shareholders, but only if and to the extent that:

          (A) the Board of Directors of ImageMatrix or MindWorks (as the case may be) believes in good faith (after consultation with its financial advisors) that such acquisition proposal is reasonably capable of being completed on the terms proposed and, after taking into account the strategic benefits anticipated to be derived from the Merger, would, if consummated, result in a transaction significantly more favorable over the long term than the Merger, and the Board of Directors of ImageMatrix or MindWorks (as the case may be) determines in good faith after receipt of an opinion from outside legal counsel to the effect that such action is likely necessary for such Board of Directors to comply with its fiduciary duties to its shareholders; and

          (B) prior to furnishing such non-public information to or entering into discussions with such party, the Board of Directors of ImageMatrix or MindWorks (as the case may be) receives from such party an agreement to keep such information or discussions confidential.

 Registration Rights for Merger Shares

     The ImageMatrix Common Stock to be issued pursuant to the Merger Agreement will not be registered with the Securities and Exchange Commission ("SEC") and will be issued in reliance on a private offering exemption under the Securities Act of 1933, as amended, (the "Securities Act"), which exempts certain privately placed securities from registration with the SEC, nor will the Merger Shares be registered with any state securities commission, in reliance on exemptions from registration apparently available under applicable state securities ("Blue Sky") laws. As a result, the Merger Shares will be subject to certain restrictions on transfer, except transfers in connection with an effective registration statement under the Securities Act and any applicable state securities laws, or an exempt transaction under such laws.

     However, pursuant to the Merger Agreement, recipients of the Merger Shares will have the following registration rights:

          - At any time after the effectiveness of the Merger, holders of the Merger Shares may request the Company to register such shares on a Form S-3 registration statement if the Company qualifies for the use of such form and the Company determines in good faith that such registration would not be seriously detrimental to the Company and its shareholders. Recipients of Merger Shares may make a request for registration on Form S-3 up to two times, provided that each request is in connection with the registration of at least $1,000,000 in value of ImageMatrix Common Stock. The Company will keep such registration statement effective until the earlier of two years from the effective date of the registration statement or until all registered shares have been sold.

          - If at any time after the Merger the Company determines to register any of its securities, either for its own account or for the account of a shareholder, the Company will notify the recipients of the Merger Shares of such registration and shall permit those holders who choose to have their ImageMatrix Common Stock included in such registration. Such shares may be included on a registration statement only if such form of registration statement permits the inclusion of such shares. In addition, if the Company registration is a public offering involving an underwriting, the inclusion of ImageMatrix Common Stock by the holders of Merger Shares in such underwriting may be limited to the extent the managing underwriter for such underwriting determines that marketing factors require a limitation on the number of shares that may be included in such offering.

     The Company will generally bear all expenses of registration.

     To qualify for the use of Form S-3, the Company must have timely filed its public quarterly and annual reports under the Securities Exchange Act of 1934 (the "Exchange Act") during the twelve months prior to the filing of the registration statement, and its common stock must be quoted on Nasdaq or listed and registered on a national securities exchange. The Company has timely filed its Exchange

Act filings during the past twelve months, and ImageMatrix's Common Stock and warrants are listed for trading on the Nasdaq Stock Market's SmallCap Market. However, ImageMatrix has been informed by Nasdaq that its Common Stock is not in compliance with Nasdaq's listing requirements because its bid price for the Common Stock and net tangible assets are both below Nasdaq's requirements, and that its warrants are not supported by the minimum number of market makers required by Nasdaq. Nasdaq has also taken the position that, because the shareholders of MindWorks will gain control of ImageMatrix as a result of the Merger, ImageMatrix will have to satisfy Nasdaq's initial listing requirements which are more stringent than Nasdaq's continued listing requirements. Failure to meet these requirements can result in delisting of ImageMatrix's Common Stock and warrants. The Merger and the actions proposed at the Special Meeting (including the reverse split) are being pursued by the Company in part to enable it to meet these requirements. There can be no assurance, however, that the completion of the Merger and the actions proposed at the Special Meeting will enable the Company to meet Nasdaq's requirements or that Nasdaq will not delist the Company before the Merger or the other actions can be completed. On January 7, 1999, Nasdaq held a hearing on these matters and a decision will be forthcoming. In the event that Nasdaq delists ImageMatrix's Common Stock or warrants, or both, ImageMatrix will seek to have the delisted securities quoted on Nasdaq's Bulletin Board, but there is no assurance that Bulletin Board quotation will be available. If the securities are delisted, and even if they are quoted on Nasdaq's Bulletin Board, ImageMatrix will no longer be eligible to file certain forms of registration statements for its securities (for instance, Form S-3), and trading in the delisted securities will be adversely affected until such time, if ever, as ImageMatrix can re-apply for listing on the Nasdaq SmallCap Market.

     THIS SUMMARY OF THE TERMS OF THE MERGER IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE MERGER AGREEMENT ATTACHED TO THIS PROXY STATEMENT AS APPENDIX B. WE URGE SHAREHOLDERS TO READ THE MERGER AGREEMENT CAREFULLY IN ITS ENTIRETY.


                                  PROPOSAL 1

Approval Of An Amendment To The Company's Articles Of Incorporation To Implement A Reverse Split Of The Company's Common Stock Of Up To One-For-Ten, In The Event The Board Of Directors Determines That A Reverse Stock Split Is Desirable At Any Time Within One Year From The Date Of The Special Meeting, With The Exact Size Of The Reverse Stock Split To Be Determined By The Board of Directors.

General

     The Board of Directors, by unanimous vote, has approved, and recommends that the Company's shareholders approve, a proposed amendment to the Company's Articles of Incorporation to effect a reverse split (the "Reverse Stock Split") of the Company's Common Stock. The Reverse Stock Split would be in a ratio of up to one-for-ten and would be effected in the event that the Board of Directors determines that such a Reverse Stock Split is desirable at any time within one year from the date of the Special Meeting, with the exact ratio of the Reverse Stock Split (the "Split Ratio") to be determined by the Board of Directors in its discretion. The Board of Directors intends to implement the Reverse Stock Split in connection with the closing of the Merger. The shareholders may not, following the approval of the Reverse Stock Split, rescind their vote even if the timing of the Reverse Stock Split may adversely affect any stockholder. The Reverse Stock Split will not alter the number of shares of the Company's Common Stock authorized for issuance, but will simply reduce the number of shares of Common Stock issued and outstanding by a factor equal to the Split Ratio (up to 10), without a change in the par value of the Common Stock.

     The terms of the Reverse Stock Split will provide that multiple shares (up to 10) of issued and outstanding shares of Common Stock will be automatically combined into one share of Common Stock. In lieu of the issuance to particular shareholders of any fractional shares that would otherwise result from the Reverse Stock Split, such shareholders will have their resulting number of shares rounded up to the next whole number. Following the effectiveness of the Reverse Stock Split, certificates representing the shares of Common Stock to be outstanding thereafter shall be exchanged for certificates now outstanding pursuant to procedures adopted by the Corporation's Board of Directors and communicated to those who are to receive new certificates. At any time prior to the effectiveness of the Reverse Stock Split, without further action by the shareholders, the Board of Directors may abandon the Reverse Stock Split if the Board of Directors determines it is not in the best interests of the Company and its shareholders.

Purpose Of Proposed Reverse Stock Split

     Management of the Company believes the Reverse Stock Split is desirable because it will assist the Company in meeting the requirements for continued listing on the Nasdaq SmallCap Market by helping to raise the trading price of the Company's Common Stock. In addition, a higher stock price may increase investor interest and reduce resistance of brokerage firms to recommend the Common Stock. One of the key requirements for continued listing is that the Company's Common Stock must maintain a minimum bid price above $1.00 per share. The closing bid price of the Company's Common Stock has ranged between a low of $.19 and a high of $2.69 between January 1, 1998 and December 31, 1998, and as of December 30, 1998, the closing price of the Common Stock on the Nasdaq SmallCap Stock Market was $.22. As such, the Common Stock is below the minimum bid price level of $1.00 required by Nasdaq. ImageMatrix has been informed by Nasdaq that its Common Stock is not in compliance with Nasdaq's listing requirements because its bid price for the Common Stock and net tangible assets are both below Nasdaq's requirements, and that its warrants are not supported by the minimum number of market makers required by Nasdaq. Nasdaq has also taken the position that, because the shareholders of MindWorks will gain control of ImageMatrix as a result of the Merger, ImageMatrix will have to satisfy Nasdaq's initial listing requirements which are more stringent than Nasdaq's continued listing requirements. Failure to meet these requirements can result in delisting of ImageMatrix's Common Stock and warrants. The Merger and the actions proposed at the Special Meeting (including the Reverse Stock Split) are being pursued by the Company in part to enable it to meet these requirements. There can be no assurance, however, that the completion of the Merger and the actions proposed at the Special Meeting will enable the Company to meet Nasdaq's requirements or that Nasdaq will not delist the Company before the Merger or the other actions can be completed. On January 7, 1999, Nasdaq held a hearing on these matters and a decision will be forthcoming. In the event that Nasdaq delists ImageMatrix's Common Stock or warrants, or both, ImageMatrix will seek to have the delisted securities quoted on Nasdaq's Bulletin Board, but there is no assurance that Bulletin Board quotation will be available. If the securities are delisted, and even if they are quoted on Nasdaq's Bulletin Board, ImageMatrix will no longer be eligible to file certain forms of registration statements for its securities (for instance, Form S-3), and trading in the delisted securities will be adversely affected until such time, if ever, as ImageMatrix can re-apply for listing on the Nasdaq SmallCap Market.

     Management of the Company believes that a decrease in the number of shares of Common Stock outstanding, without any material alterations of the proportionate economic interest in the Company represented by individual stockholdings, may increase the trading price of such shares, although no assurance can be given that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split. If, as a result of the Reverse Stock Split and other factors, the market price per share of the Common Stock is increased sufficiently, the Company believes that the marketability of the Common Stock may be enhanced. However, no assurance can be given that such will indeed be the effect. The market price of the Common Stock also will be based on Company performance and other factors, some of which may be unrelated to the number of shares outstanding. Accordingly, there can be no assurance that the market price of the Common Stock after the Reverse Stock Split will actually increase in an amount proportionate to the decrease in the number of outstanding shares. In addition, if the market price of the Common Stock does increase after the Reverse Stock Split, there can be no assurance that the adjusted market price for the Common Stock will not drift down immediately or shortly thereafter. It is not unusual to see some downward movement in a stock's price following a reverse stock split.

Effect Of Proposed Reverse Stock Split On Holders Of Common Stock

     On January 13, 1999, there were 10,017,678 shares of Common Stock and 100,000 shares of Preferred Stock outstanding. The Preferred Stock will not be reversed-split as part of the Reverse Stock Split.

      Consummation of the Reverse Stock Split at a Split Ratio of one-for-ten, for example, would decrease the number of outstanding shares of Common Stock to approximately 1,001,768. The par value of the Common Stock will remain at no par value per share, the number of authorized shares of Common Stock will remain at 20,000,000. Taking into account certain issuances of Common Stock to take place at or before the closing of the Merger, the consummation of the Reverse Stock Split at a Split Ratio of one-for-ten would decrease the number of shares of Common Stock held by the current shareholders of ImageMatrix at the effective time of the Merger from approximately 11,374,107 to approximately 1,137,411.

     Subject to the provisions for elimination of fractional shares as described below, consummation of the Reverse Stock Split will not result in a change in the relative equity position or voting power of the holders of Common Stock.
The per share earnings (loss) and net book value of the Common Stock will be increased because there will be fewer shares of Common Stock outstanding.

     The following table shows the effect of the Reverse Stock Split, as of December 30, 1998, at a Split Ratio of one-for-five and one-for-ten, on the number of shares of Common Stock outstanding and on the number of shares of Common Stock authorized to be issued by the Company. This table is not exhaustive of all possible Reverse Stock Splits that fall within Board-approved range and is only intended for illustrative purposes. On December 30, 1998, there were 10,017,678 shares of Common Stock outstanding.

                          One-for-Five         One-for-Ten
                          Split Ratio          Split Ratio
                          -----------          -----------

Common Stock              2,003,536            1,001,768
Outstanding
Following Reverse
Stock Split /(1)/

Authorized but            17,996,464           18,998,232
Unissued Shares
Following Reverse
Stock Split
_____________________
     (1) Actual shares outstanding will differ slightly due to numerical rounding applied in the case of certain shareholders as explained below.


     Except for the issuance of approximately 1,800,245 Merger Shares to be issued to the MindWorks Shareholders in the Merger (on a fully diluted, post-reverse-split (one-for-ten) basis), the Company currently has no plans or intent regarding the issuance of any additional shares of Common Stock that would result from the effectuation of the Reverse Stock Split.

     No scrip or fractional certificates will be issued in the Reverse Stock Split. Holders of a number of shares of Common Stock not convertible into a whole number of shares of Common Stock after giving effect to the Reverse Stock Split will have their resulting number of shares rounded up to the next whole
number.   Shareholders should be aware that, as a general rule, the Reverse
Stock Split would, in and of itself, neither increase nor decrease the intrinsic value of a shareholder's investment. Except for holders of a very small number of shares who receive a whole share in lieu of a fractional share, the smaller number of shares resulting from a reverse stock split generally leaves shareholders with approximately the same proportionate ownership as before the reverse stock split. The issuance of a whole share in lieu of a fractional share will increase the proportionate interest of some shareholders and decrease the proportionate interest of others by normal amounts. Upon surrender of stock certificates to the transfer agent, a certificate representing the shares of post-reverse split Common Stock ("New Shares") will be issued and forwarded to the shareholder.

     Shareholders have no right under Colorado law or under the Company's Articles of Incorporation or Bylaws to dissent from the Reverse Stock Split and obtain dissenters' rights with respect to shares owned by them.

     The Company does not anticipate that the Reverse Stock Split will result in a significant reduction in the number of holders of the Common Stock. The Company does not presently intend to seek, either before or after the Reverse Stock Split, any change in the Company's status as a reporting company for federal securities law purposes.

Manner Of Effecting The Reverse Stock Split

     The Reverse Stock Split will not be implemented automatically if the shareholders approve this Reverse Stock Split proposal. If approved at the Special Meeting, implementation of the Reverse Stock Split will occur only upon a subsequent decision by the Board, in its discretion within one year of the date of the Special Meeting, to implement the Reverse Stock Split. However, the Board expects to implement the Reverse Stock Split shortly after the Special Meeting and in connection with the closing of the Merger. All references to the effects of, and other descriptions of, the Reverse Stock Split in this Proxy Statement will only apply if the Reverse Stock Split is approved by the shareholders and subsequently implemented by the Board. In addition, the exact Split Ratio of the Common Stock will be fixed by the Board of Directors in its discretion, up to a maximum Split Ratio of one-for-ten, if and at the time the Board of Directors determines to implement the Reverse Stock Split.

     If the Reverse Stock Split is approved by the holders of Common Stock at the Special Meeting and thereafter implemented by the Board of Directors, an amendment to the Company's Articles of Incorporation will be filed with the Secretary of State of the State of Colorado to effect the Reverse Stock Split. Without any further action on the part of the Company or the holders of its Common Stock, the shares of Common Stock held by shareholders of record as of the effective date of the Reverse Stock Split ("Old Shares") would be converted at the close of business on the effective date into the right to receive a number of whole New Shares equal to the number of their Old Shares divided by the Split Ratio. For example, if the Split Ratio were 10, a holder of 100 Old Shares of Common Stock would have such shares converted into 10 New Shares of Common Stock as a result of the Reverse Stock Split.

     As soon as practicable after the effective date of the Reverse Stock Split, the Company will forward a letter of transmittal to each holder of record of shares of Common Stock outstanding as of the effective date. The letter of transmittal will set forth instructions for the surrender of certificates representing shares of Common Stock to the Company's transfer agent in exchange for certificates representing the number of New Shares into which the shares of Common Stock have been converted as a result of the Reverse Stock Split. CERTIFICATES SHOULD NOT BE SENT TO THE COMPANY OR THE TRANSFER AGENT PRIOR TO RECEIPT OF SUCH LETTER OF TRANSMITTAL FROM THE COMPANY.

     Until a shareholder forwards a completed letter of transmittal together with certificates representing its shares of Common Stock to the transfer agent and receives a certificate representing New Shares, such shareholder's certificate representing Common Stock shall be deemed to represent that number of whole New Shares to which such shareholder is entitled as a result of the Reverse Stock Split.

Federal Income Tax Consequences Of The Proposed Reverse Stock Split

      The following is a general discussion of certain federal income tax consequences of the Reverse Stock Split. This discussion does not purport to deal with all aspects of federal income taxation that may be relevant to holders of Common Stock and is not intended to be applicable to all categories of investors, some of which, such as dealers in securities, banks, insurance companies, tax-exempt organizations, and foreign persons, may be subject to special rules, AND IS NOT INTENDED AS TAX

ADVICE TO ANY PERSON. Furthermore, the following discussion is based on current provisions of the Internal Revenue Code (the "Code"), treasury regulations now in effect, as well as certain Internal Revenue Service rulings and judicial decisions, all of which are subject to change at any time. This discussion is applicable only to those shareholder who are citizens or residents of the United States for U.S. tax purposes and to domestic corporations. In addition, this discussion may not be applicable with respect to stock acquired as compensation, including stock acquired upon the exercise of options. The summary does not address any consequence of the Reverse Stock Split under any state, local, or foreign tax laws. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the Federal income tax consequences to the shareholders of the Company as a result of the Reverse Stock Split. ACCORDINGLY, EACH SHAREHOLDER IS ENCOURAGED TO CONSULT HIS OR HER TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED TRANSACTION TO SUCH SHAREHOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX LAWS.

Holders Of Shares Generally

     The Reverse Stock Split is intended to qualify as a "recapitalization" as described in Section 368(a)(1)(E) of the Code. Before effectuating the Reverse Stock Split, the Company's Board of Directors will adopt a formal plan of recapitalization substantially in conformity with the terms and conditions set forth in this Proposal No. 1. If so adopted, then the Reverse Stock Split should more likely than not be viewed for federal income tax purposes as an integrated exchange by shareholders of their Old Shares for New Shares, resulting in a reshuffling of the capital structure within the framework of the Company. So viewed, the Reverse Stock Split should constitute a "recapitalization" of the Company within the meaning of Section 368(a)(1)(E) of the Code and should be regarded as an isolated transaction that is not part of a plan to increase periodically the proportionate interest of any shareholder in the assets or earnings and profits of the Company.

      If the Reverse Stock Split is treated as described in the preceding paragraph, a shareholder will recognize no gain or loss as a result of the Reverse Stock Split.

     If the Reverse Stock Split is treated as described above, a shareholder will have a tax basis in the New Shares equal to the shareholder's tax basis in the Old Shares immediately prior to the Reverse Stock Split. The holding period of the New Shares will include the holding period of the Old Shares exchanged in the Reverse Stock Split, provided that the Old Shares are held as capital assets. Tax basis, determined as described above, must be calculated separately for each block of Old Shares (i.e., Old Shares acquired at the same time in a single transaction) held by a shareholder.

     If the Reverse Stock Split is not treated as a recapitalization for federal income tax purposes, then to the extent that the distribution of New Shares is disproportionate among the shareholders within the meaning of Section 305 of the Code, the distribution of such New Shares would be governed by Section 301 of the Code. The amount of any distribution to which Section 301 applies would be taxable as a dividend to the extent of the shareholder's share of the Company's current and accumulated earnings, then as a tax-free return of capital to the extent of the shareholder's tax basis in the Old Shares immediately before the Reverse Stock Split, and the remainder, if any, would be taxed as gain from the exchange of the Old Shares.

     To the extent the distribution of New Shares is not disproportionate among the shareholders, the distribution of New Shares would be a tax-free exchange under Section 1036 of the Code.

Company Tax Consequences

     The Reverse Stock Split will not be taxable to the Company for federal income tax purposes.

Vote Required and Board Recommendation

     The Reverse Stock Split will be approved if the number of votes cast favoring the action exceed the number of votes cast opposing the action. Abstentions and broker non-votes will not be included in the vote total and, as such, will have no effect on the proposal. If the proposal for the Reverse Stock Split is not approved by the shareholders, the Board of Directors will not be authorized to effect the Reverse Stock Split.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                   ---


                                  PROPOSAL 2

                     Issuance of Common Stock to MindWorks
                      Shareholders Pursuant to the Merger

     The Board of Directors, by unanimous vote, has approved, and recommends that the shareholders of the Company approve, the issuance of shares (the "Merger Shares") of Common Stock to shareholders of MindWorks, pursuant to and in compliance with the terms and conditions of the Merger Agreement. While the precise number of shares cannot be determined until the closing of the Merger, based on the formula provided in the Merger Agreement, the Company believes the number of Merger Shares to be issued will be approximately 18,002,445 (on a fully diluted, pre-reverse-split basis).

     The Company expects that the current shareholders of ImageMatrix will hold approximately 12,001,630 shares of ImageMatrix Common Stock at the effective time of the Merger (on a fully diluted, pre-reverse-split basis and taking into account certain issuances of Common Stock to take place at or before the closing of the Merger). Pursuant to the Merger Agreement, approximately 18,002,445 shares will be issued to the MindWorks shareholders (including option and warrant holders, "MindWorks Shareholders") in exchange for all of their MindWorks shares (on a fully diluted, pre-reverse-split basis). Pursuant to the Merger Agreement, each MindWorks share issued and outstanding immediately prior to the effective time of the Merger (on a fully diluted basis) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive a number of shares of ImageMatrix Common Stock equal to (i) (x) 1.5 times (y) the total number of shares of ImageMatrix Common Stock outstanding immediately prior to the effective time of the Merger (on a fully diluted basis), divided by (ii) the total number of shares of MindWorks common stock outstanding immediately prior to the effective time of the Merger (on a fully diluted basis). The 18,002,445 share number includes the shares of ImageMatrix Common Stock that will underlie the options and warrants to be issued by the Company in exchange for certain options and warrants to purchase common stock of MindWorks outstanding prior to the Merger. The corporate governance rules of the Nasdaq Stock Market require that the issuance of shares of

Common Stock that would increase the total number of such shares outstanding by 20% or more must be approved by the Company's shareholders. It is a condition of the closing of the Merger that the issuance of the Merger Shares be approved by the shareholders of the Company.

     If the Merger takes place and the Merger Shares are issued to the MindWorks Shareholders, current shareholders of ImageMatrix would own approximately 40% of the issued and outstanding shares of Common Stock of ImageMatrix (on a fully diluted basis) and the MindWorks Shareholders would own approximately 60% of the issued and outstanding shares of Common Stock of ImageMatrix (on a fully diluted basis). As of December 30, 1998, the outstanding capital stock of MindWorks was held by five persons, and nine persons held options and warrants to purchase MindWorks common stock. After the Merger, by virtue of the number of shares of ImageMatrix Common Stock held by them, the MindWorks Shareholders will be in a position to control the Board of Directors and other aspects of the Company. There are no voting or other arrangements in place between the MindWorks Shareholders as to their conduct with respect to ImageMatrix or the Merger Shares.

Vote Required and Board Recommendation

     The issuance of the Merger Shares pursuant to the terms and conditions of the Merger Agreement will be approved if the number of votes cast favoring the action exceed the number of votes cast opposing the action. Abstentions and broker non-votes will not be included in the vote total and, as such, will have no effect on the proposal. If the proposal to issue the Merger Shares is not approved by the shareholders, the Merger Shares will not be issued and the Merger will not take place.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                   ---


                                  PROPOSAL 3

                             Election of Directors

Nominees

     Effective upon the closing of the Merger, the authorized number of directors of the Company will be set at five (5). The Company's Articles of Incorporation divide the Board of Directors into three classes and provide that after an interim period or as necessary to balance the number of directors by class, each class is to be elected for a three-year term. Unless otherwise specified, the proxy solicited by the Board of Directors will be voted FOR the election of each of the nominees.

     The Bylaws currently provide for eight directors. Three directors are currently serving and there are five vacancies. In connection with the Merger, the size of the Board will be changed to five (5) directors. If each of the agenda items at the Special Meeting are approved and the Merger closes, then at the effective time of the Merger, each current director other than Gerald E. Henderson will resign and those persons elected as directors at the Special Meeting will take office.

Vote Required and Board Recommendation

     Proxy holders will not be able to vote the proxies held by them for more than five (5) persons. If a quorum is present, the five (5) nominees having the highest number of votes cast in favor of their election will be elected. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any
other person the Board of Directors may recommend.   Each nominee has expressed
his or her intention to serve the entire term for which election is sought. Abstentions and broker non-votes will not be included in the vote total and, as such, will have no effect on the proposal.

     It is a condition of the closing of the Merger that each of the nominees listed below be elected a director of the Company. In order for the Merger to be consummated, each nominee must be elected and each other proposal at the Special Meeting must be approved. If each nominee is not elected, the Merger will not take place and the incumbent directors will remain in office.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH NOMINEE
                                                              ---
FOR THE BOARD OF DIRECTORS.

     Nominees for Director

     The names, ages and proposed term for each nominee for the Board of Directors are as follows:

                                                   Nominated for
                                                   a Term Expiring
Name                            Age                at Annual Meeting in
----                            ---                --------------------

Gerald E. Henderson              60                    2002

Vish Mishra/(A)//(C)/            53                    2002

Vijay Rangarajan                 42                    2001

Tomas I. Alcantara/(A)//(C)/     52                    2001

Satish Gupta/(A)//(C)/           54                    2000
---------------------------

(A)  Designated to be member of the Audit Committee
(C)  Designated to be member of the Compensation Committee

     Gerald E. Henderson has been Chairman of the Board and Chief Executive Officer of the Company and its predecessor corporations since 1992. From 1992 to 1997, Mr. Henderson was President of the Company. Mr. Henderson has more than 32 years of senior organizational management, operations management, sales management, and software development experience, including industry specific experience of 15 years in computer software, four years in systems integration, and 13 years in the oil and gas industry. From 1990 to 1992, he served as Chairman of the Board and Chief Executive Officer of Denver Resources, Inc., a company involved in the acquisition of oil and gas properties. Mr. Henderson sold Documatrix Corporation to the Company in July 1995.

     Vish Mishra has been affiliated with MindWorks since December 1997, first as an executive consultant and currently as MindWorks' President and Chief Executive Officer and a member of its Board of Directors. Mr. Mishra also serves on the Board of Directors of CallNet Communications, Inc., a telecommunications software company. From April 1997 through December 1997, Mr. Mishra served as the President and Chief Executive Officer of Intellimatch, Inc., a privately-held company that filed for Chapter 7 bankruptcy protection in December 1997. From August 1996 through March 1997, Mr. Mishra was an Executive Vice President of I-Planet, Inc., an internet communications company. Mr. Mishra was the Chairman of the Board, President and Chief Executive Officer of Ace Software, Inc. from January 1991 through August 1996, and prior to that was a Vice President of Novell, Inc. from June 1983 through January 1991.

     Vijayakumar ("Vijay") Rangarajan is a Co-Founder of MindWorks and currently serves as its Chief Technologist. Mr. Rangarajan has also been the President of Rebus Technology, Inc. since 1990. Mr. Rangarajan has been involved in image processing, pattern recognition, OCR and scanning technologies for over 15 years. Mr. Rangarajan was an executive of MindWorks at the time it filed for Chapter 11 bankruptcy protection in December 1995.

     Tomas I. Alcantara, the Chairman of the Board of MindWorks, has been the President and Chief Executive Officer of Iligan Cement Corporation, a corporation organized under the laws of the Philippines, since 1996. Since 1992, Mr. Alcantara has also served as the President of Lima Land Development, Inc., an industrial estate and township development project in the Philippines. He is currently a member of the Board of Directors of Alsons Consolidated Resources, Inc.

     Satish Gupta has been the President and Chief Executive Officer of Cradle Technologies, Inc. since July 1998. From May 1994 through June 1998, Mr. Gupta was the Vice President of Corporate Planning of Cirrus Logic, Inc., where he chaired a team that redefined the strategic planning process for the company. From June 1991 through May 1994, Mr. Gupta was the Vice President of Strategic Marketing and Development of Media Vision, Inc., a publicly-held company that filed for Chapter 11 bankruptcy protection after Mr. Gupta left the company. Prior to joining Media Vision, Mr. Gupta worked for 23 years for International Business Machines, Inc. in engineering, marketing and general management roles.

     Satish Gupta

     Current and Outgoing Directors

     The names, ages and period of service for each current member of the Board of Directors are as follows:

                                                          Year First
                                                           Became a
Name                                   Age                 Director
----                                   ---                ----------

Gerald E. Henderson/(A)/                60                      1992

Beverly Sloan/(A)//(C)/                 45                      1997

Jaidev Sugavanam/(A)//(C)/              42                      1995
--------------------------

(A)  Member of the Audit Committee
(C)  Member of the Compensation Committee

     Information concerning Mr. Henderson is provided above under the table naming the nominees for the Board of Directors.

     Beverly Sloan has been a director of the Company since April 1997. Since May 1997, she has been Chief Operating Officer of Blue Cross Blue Shield of Colorado. From January 1993 to April 1997, Ms. Sloan served as Executive Director of Human Resources for US WEST, Inc. From June 1982 through December 1992 she was President of Mid-America Health Network, Inc., Kansas City, Missouri, a regional health plan with over 325,000 members, which she founded. Her current term on the Board of Directors of the Company expires at the Company's annual meeting in the year 2000.

     Jaidev Sugavanam has been a director of the Company since November 1995.
He currently is President and Chief Operating Officer of Asyst, Inc., which provides consulting services to software and peripheral hardware companies in the technology market. From 1995 to 1997, Mr. Sugavanam was Vice President of the Education Access division of ENTEX. In 1987, Mr. Sugavanam founded Advanced Systems and Peripherals, Inc., a St. Louis, Missouri based computer systems integrator for school systems and businesses, and served as President and Chief Executive Officer until its sale to ENTEX in March 1995. His current term, on the Board of Directors of the Company expires at the Company's annual meeting in the year 2001.

General Matters Relating to the Board of Directors

     The Company has an Audit Committee and a Compensation Advisory Committee. The Audit Committee recommends the Company's independent auditors, reviews the scope of their engagement, consults with the auditors, reviews the results of their examinations, acts as liaison between the Board of Directors and the auditors and reviews various Company policies, including those relating to accounting and internal controls. The Audit Committee met once in 1998.

     The Compensation Advisory Committee ("Compensation Committee") administers the 1996 Stock Option Plan and the Founders and Outside Consultants Stock Option Plan, and determines the salaries, bonuses and other compensation of the Company's President and CEO as well as other officers and executives as directed by the Board of Directors of the Company. The Compensation Committee met once in 1998.

     Pursuant to an underwriting agreement entered into with the Company in connection with its June 1996 initial public offering, Neidiger/Tucker/Bruner, Inc., the principal underwriter, has designated Anthony Petrelli as an advisor to the Board of Directors, and the Company has agreed to certain indemnification obligations with respect to such advisor.

     Directors are reimbursed for expenses incurred for attending any Board or committee meeting. There is no family relationship between any current or prospective director of the Company and any other current or prospective executive of the Company.

     During the fiscal year ended December 31, 1998, there were nine meetings of the Board of Directors. All directors attended at least 75% of the meetings of the Board and committees of the Board on which they were members.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Except as stated below in this paragraph, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 1998, and Form 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 1998, to the best of the Company's knowledge, the Company's directors, officers and holders of more than 10% of its Common Stock complied with all Section 16(a) filing requirements, except that Richard L. Barich did not file a Form 3 in connection with his hire in May 1998 as the Company's Chief Financial Officer and the Company's grant to him of stock options at that time. The Company believes that Mr. Barich will timely file a Form 5 for the fiscal year ended December 31, 1998 to report that transaction that should have been reported on Form 3.

Executive Officers

     Executive Officers After the Merger

     Pursuant to the Merger Agreement, the following persons will be the executive officers of the Company upon the closing of the Merger.

Name                                         Position
----                                         --------

Vish Mishra         Chairman of the Board, Chief Executive Officer and President

Richard L. Barich   Chief Financial Officer, Secretary


     Information concerning Mr. Mishra is provided under the section entitled "Election of Directors."

     Richard L. Barich has been the Chief Financial Officer and Secretary of the Company since May 1998. From February 1996 through April 1998, Mr. Barich served as the Controller of ICG Communications, Inc., a publicly-held telecommunications provider. From January 1991 through February 1996, Mr. Barich held various positions, including the position of audit manager, with Ernst & Young LLP and Hein + Associates, LLP.

     Current and Outgoing Executive Officers

     The following person is the current executive officer of the Company. Pursuant to the Merger Agreement, he will resign his office upon the closing of the Merger.

Name                                            Position
----                                            --------

Gerald E. Henderson         Chairman of the Board and Chief Executive Officer


     Information concerning Mr. Henderson is provided under the section entitled "Election of Directors."

     All executive officers are appointed by the Board of Directors and serve at the Board's discretion.


                                  PROPOSAL 4

                      Amendment of 1996 Stock Option Plan

     On January 15, 1998, the Board of Directors amended, subject to shareholder approval, the ImageMatrix Corporation 1996 Stock Option Plan (the "1996 Plan"). The number of shares of Common Stock available for issuance under the 1996 Plan was increased to 7,000,000 from

1,212,500 shares of Common Stock. If the Reverse Stock Split is approved and implemented at a Split Ratio of one-for-ten, the number of shares available for issuance under the 1996 Plan will be increased from 121,250 to 700,000.

     The Board of Directors believes that the 1996 Plan has been of material benefit to the Company by assisting the Company in attracting, retaining and motivating key employees of proven ability. The Board of Directors also believes that the best interests of the Company and its shareholders require that the Company continue to be in a position to offer options to present and prospective key personnel and expand its ability to offer options to present and prospective consultants and to present and prospective directors who are not employees of the Company.

     The purpose of the 1996 Plan is to promote the interests of the Company and its shareholders by helping the Company attract, retain, and motivate key employees and consultants, including officers and directors who are employees of or consultants to the Company, and non-employee directors of the Company. The Board of Directors adopted the 1996 Plan in November 1995, and it was approved by the shareholders in March 1996.

     As of December 30, 1998, options to purchase an aggregate of 801,975 shares of Common Stock (net of options canceled) had been granted pursuant to the 1996 Plan and 27,125 options have been exercised. In addition to options outstanding under the 1996 Plan, there are 528,127 shares subject to outstanding options under the Founders and Consultants Stock Option Plan and under the Non-Employee Directors Stock Option Plan. As of December 30, 1998, the market value of all shares of Common Stock subject to outstanding options issued under the 1996 Plan, the Founders and Consultants Stock Option Plan and the Non-Employee Directors Stock Option Plan was $285,026 (based upon the average bid and asked prices as reported on The Nasdaq SmallCap Market on such date).

     Summary of the 1996 Plan

     THE FOLLOWING DESCRIPTION OF THE 1996 PLAN, AS AMENDED, IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE 1996 PLAN ATTACHED TO THIS PROXY STATEMENT AS APPENDIX C. WE URGE SHAREHOLDERS TO READ THE 1996 PLAN CAREFULLY IN ITS ENTIRETY.

     Administration. The Board of Directors is responsible for administering the 1996 Plan. The Board of Directors has full authority, subject to the terms of the 1996 Plan, to make all determinations under the 1996 Plan. The Board of Directors may delegate administration of the 1996 Plan to a committee composed of two or more directors, each of whom is a "disinterested person" as defined in the 1996 Plan, which is generally a person who is not eligible to receive options under such plan. The Company will indemnify each member of the Board of Directors for actions taken under the 1996 Plan.

     Incentive and Nonstatutory Stock Options. The Board of Directors may grant incentive stock options under the 1996 Plan and options which do not qualify as incentive stock options ("nonstatutory stock options").

     Eligibility. Employees of the Company and its subsidiaries, including officers and directors who are employees of the Company or any subsidiary of the Company, are eligible to receive incentive stock options and nonstatutory stock options under the 1996 Plan. As of December 30, 1998, the Company had approximately 27 total employees. Members of the Company's Board of Directors who are not employees of the Company or any of its subsidiaries are eligible to receive nonstatutory stock options under the 1996 Plan. As of December 30, 1998 there were two non-employee directors of the Company. The benefits or amounts that will be received by or allocated to persons eligible to receive options under the Plan are not determinable.

     Exercise Price. The 1996 Plan provides that the exercise price under each incentive stock option shall be no less than 100% of the fair market value (110% of the fair market value for employees owning more than 10% of the Company's Common Stock) of the Common Stock on the day the option is granted. The exercise price for each nonstatutory stock option granted under the 1996 Plan will be the price established by the Board of Directors which normally is expected to be no less than 100% of the fair market value on the date the option is granted. The exercise price of an option is to be paid in cash or in such other consideration as the Board deems acceptable, including the optionee's promissory note. The Board may also permit a participant to surrender previously owned shares to the Company, the fair market value of which would be applied to the option exercise price.

     Non-Transferability. All options granted under the 1996 Plan may be exercised during the optionee's lifetime only by the optionee and are non-transferable except by will or the laws of descent and distribution. Notwithstanding the above, the Board may, at its discretion, permit the transfer of a nonstatutory stock option.

     Exercise. The duration of each option will be as specified by the Board but will not exceed ten years from the date of grant. The Board, at its discretion, may establish a vesting schedule for any option granted under the 1996 Plan.

     Effect of Termination of Services. If an optionee's employment is terminated for any reason other than the optionee's death or disability, the exercisable options held by the optionee shall terminate immediately, though the Board of Directors shall have the discretion to allow such options to remain exercisable up to three months. If the optionee is an employee of the Company or a subsidiary of the Company and the termination is due to the optionee's death or permanent and total disability, exercisable options held by the optionee may be exercised for a period of twelve months following the termination. In each case, the options may be exercised only to the extent exercisable on the date of termination of employment and in no event is an option exercisable after the termination date specified in the option grant.

     Stock Dividends and Stock Splits. In the event any changes are made to the shares of Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in: (i) the number of shares of Common Stock made subject to stock options, and in the option price of said shares; and
(ii) the aggregate number of shares which may be made subject to stock options in the future. If any of the foregoing adjustments result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such fractional share.

     Corporate Transactions. If within the duration of a stock option there shall be a corporate merger, consolidation, acquisition of assets, or other reorganization and if such transaction shall affect the Common Stock, the participant shall thereafter be entitled to receive upon the exercise of his or her stock option those shares or securities that he or she would have received had the stock option been exercised prior to such transaction and had the participant been a shareholder of the Company with respect to such shares. If the Company or its shareholders enter into an agreement to dispose of all, or substantially all, of the assets or outstanding capital stock of the Company by means of a sale or liquidation, or a merger or reorganization in which the Company is not the surviving corporation, the vesting schedule of some or all stock options may, at the sole discretion of the Board of Directors, be accelerated so that all or any portion of stock options outstanding under the 1996 Plan as of the day before the consummation of such sale, liquidation, merger or reorganization, to the extent not exercised, shall for all purposes under the 1996 Plan become exercisable as of such date.

     Term of Plan; Amendment. The 1996 Plan will terminate on November 2, 2005, ten years from the date the 1996 Plan was adopted by the Board of Directors, or, if earlier, upon the purchase of all Common Stock subject to the 1996 Plan pursuant to the exercise of options granted under the 1996 Plan. Any options outstanding after the termination of the 1996 Plan will remain in effect in accordance with their terms. The Board of Directors may terminate or amend the 1996 Plan, except that the Board may not, without shareholder approval, increase the number of shares of Common Stock as to which options may be granted, materially increase the benefits accruing to participants or materially modify the eligibility requirements.

Federal Income Tax Consequences

     Incentive Stock Options. An optionee will not realize taxable income upon the grant of an incentive stock option under the 1996 Plan. In addition, an optionee will not realize taxable income upon the exercise of an incentive stock option if the optionee holds the shares acquired until at least one year after exercise and, if later, until two years after the date of grant of option. The amount by which the fair market value of the shares exceeds the option price at the time of exercise generally is an item of tax preference for purposes of the alternative minimum tax. If an optionee acquires stock through the exercise of an incentive stock option under the 1996 Plan and subsequently sells the stock after holding the stock for the period described above, the gain which is the difference between the sale price of the stock and the option exercise price will be taxed as capital gain. The gain will not be treated as ordinary income except when the holding period requirements discussed above are not satisfied.

     An incentive stock option does not entitle the Company to an income tax deduction except to the extent that an optionee realizes ordinary income therefrom.

     Nonstatutory Stock Options. An optionee generally will not realize taxable income upon the grant of a nonstatutory stock option. When an optionee exercises a nonstatutory stock option, the optionee will realize taxable ordinary income at that time equal to the difference between the option price and the fair market value of the stock on the date of exercise.

     An optionee will generally have a basis in stock acquired through the exercise of a nonstatutory stock option under the 1996 Plan equal to the fair market value of the stock on the date of exercise. If the optionee subsequently sells the stock, the gain which is the difference between the sale price and the basis will be taxed as capital gain.

     Any ordinary income realized by an optionee upon exercise of a nonstatutory stock option will be allowable to the Company as a deduction at the time it is realized by the optionee.

     Participants in the 1996 Plan should consult their own tax advisors to determine the specific tax consequences of the 1996 Plan for them.

     Vote Required and Board Recommendation

     The increase in the number of shares available for issuance under the 1996 Plan will be approved if the number of votes cast favoring the action exceed the number of votes cast opposing the action. Abstentions and broker non-votes will not be included in the vote total and, as such, will have no effect on the proposal. If the proposal to increase in the number of shares available for issuance under the 1996 Plan is not approved by the shareholders, the 1996 Plan will not be amended and the Merger will not take place.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE PLAN
                                         ---
INCREASING THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER TO 7,000,000 FROM 1,212,500.


           MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     The Company's Common Stock trades on The Nasdaq SmallCap Market tier of the Nasdaq Stock Market under the symbol IMCX. The following table sets forth the range of high and low closing bid prices of the Company's Common Stock as reported by Nasdaq.

Market Price                 1998           1997
                             ----           ----
                        High     Low    High    Low
                        ----     ---    ----    ---

    First Quarter       $2.69   $1.66   $3.00   $1.94
    Second Quarter      $2.31   $ .94   $2.94   $1.25
    Third Quarter       $1.03   $ .25   $2.94   $1.38
    Fourth Quarter      $ .47   $ .19   $3.25   $1.38

     The foregoing quotations represent quotations between dealers without adjustment for retail markups, markdowns or commissions and may not represent actual transactions.

     At December 30, 1998, the Company had approximately 1,300 shareholders of record. The Company has never paid dividends and does not anticipate the payment of dividends to its holders of Common Stock in the foreseeable future.


                               QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum for each matter voted upon at the Special Meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the record date. Holders of Preferred Stock will not vote at the meeting since they do not have voting rights.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of shares of Common Stock of the Company for each current director of the Company and each director nominee, for the Chief Executive Officer, for its executive officers who were paid more than $100,000 in 1998, for all directors and executive officers of the Company as a group, for each shareholder who is known by the Company to own more than 5% of the Company's Stock as of December 30, 1998, and for each person who will own more than 5% of the Company's Stock after the Merger (on a pre-reverse-split basis):



                                                                                                    Proforma
                                                     Shares Owned Before Merger             Shares Owned After Merger
                                                     --------------------------             -------------------------
                                                    Number of           Percent of        Number of               Percent of
                                                  Common Shares        Outstanding      Common Shares             Outstanding
                                                  Beneficially         Shares/(1)/       Beneficially             Shares/(2)/
             Beneficial Owner                         Owned            -----------           Owned                -----------
             ---------------                          -----                                  -----

Gerald E. Henderson......................           2,078,088              19.5%            2,078,088                 6.9%
     400 S. Colorado Blvd. Ste. 500
     Denver, CO 80246

Dennis C. Hefter.........................             349,167/(3)/          3.0%            1,371,429/(4)/            4.6%
     400 S. Colorado Blvd., Ste. 500
     Denver, CO 80246

Jaidev Sugavanam.........................             186,212/(5)/          1.7%              186,212/(5)/            *
     400 S. Colorado Blvd., Ste. 500
     Denver, CO 80246

Beverly Sloan............................               2,325/(6)/          *                   2,325/(6)/            *
     400 S. Colorado Blvd., Ste. 500
     Denver, CO 80246

Vish Mishra..............................                 0                 --              1,791,000/(7)/            5.6%
     349 Colbalt Way
     Sunnyvale, CA 94086

Vijay Rangarajan.........................                 0                 --              7,715,000/(8)/           25.7%
     349 Cobalt Way
     Sunnyvale, CA 94086

Tomas I. Alcantara.......................                 0                 --              5,828,000/(9)/           19.4%
     349 Cobalt Way
     Sunnyvale, CA 94086

Satish Gupta.............................                 0                 --                  0                     --
     44864 Visa Del Sol                                                                                           -------
     Fremont, CA 94539

All directors and executive officers                2,615,792/(10)/        24.1%           18,972,054/(11)/          59.6%
as a group (8 persons )

______________________________

*Less than one percent.

(1) As of December 30, 1998, there were 10,017,678 shares of Common Stock and 100,000 shares of Series A Convertible Preferred Stock ("Preferred Stock") outstanding. The Preferred Stock is convertible by the holders thereof at any time into the number of shares of Common Stock resulting from dividing the number of shares of Preferred Stock by the lesser of (i) $2.25, or (ii) 75% of the average market price of the Common Stock on the eight trading days prior to conversion ("Average Market Price"). The Average Market Price as of December 30, 1998 was $.22, and therefore, for purposes of the table below, the 100,000 shares of Preferred Stock are treated as converted into 609,524 shares of Common Stock, resulting in 10,627,202 total shares of Common Stock outstanding as of such date. Moreover, Neidiger/Tucker/Bruner, Inc. holds a warrant to purchase up to 18,000 shares of ImageMatrix Common Stock (the "Warrant Shares") at an exercise price of $.01 per share. For purposes of the table below, the warrant is treated as having been exercised in full, resulting in 10,645,202 total shares of Common Stock outstanding as of December 30, 1998.
     For purposes of this proxy statement, references to and calculations concerning Common Stock will include the Preferred Stock and the Warrant Shares on an as-converted/as-exercised basis.
(2) Based on an assumed 30,004,075 shares (on a fully diluted, pre-reverse-split basis) of Common Stock outstanding after the Merger.
(3) Includes options to purchase 194,167 shares which were exercisable or became exercisable within 60 days of December 30, 1998. Prior to his resignation on January 8, 1999, Mr. Hefter was President, Chief Operating Officer and a director of the Company.
(4) Includes the approximately 1,216,429 shares to be issued pursuant to an agreement with Mr. Hefter at or before closing of the Merger, but does not include the 194,167 option shares noted in footnote 3, as those shares were forfeited by Mr. Hefter upon his resignation from the Company.
(5) Includes options to purchase 10,075 shares which are currently exercisable or become exercisable within 60 days.
(6) Includes options to purchase 2,325 shares which are currently exercisable or become exercisable within 60 days.
(7) Approximated based upon the number of shares of ImageMatrix Common Stock and MindWorks common stock, each on a fully diluted basis, expected to be outstanding at the effective time of the Merger and included in the Exchange-Ratio formula. Consists of options to purchase 1,101,113 shares of MindWorks common Stock that will become fully vested at the effective time of the Merger and exchanged in the Merger for fully vested options to purchase shares of ImageMatrix Common Stock. The number of options to purchase shares of ImageMatrix Common Stock to be granted to Mr. Mishra in the Merger will be reduced if MindWorks issues shares to new or current shareholders prior to the closing of the Merger.
(8) Approximated based upon the number of shares of ImageMatrix Common Stock and MindWorks common stock, each on a fully diluted basis, expected to be outstanding at the effective time of the Merger and included in the Exchange-Ratio formula. Consists of 4,730,823 shares of MindWorks common stock beneficially held by Mr. Rangarajan. The number of shares of ImageMatrix Common Stock to be issued to Mr. Rangarajan in the Merger will be reduced if MindWorks issues shares to new or current shareholders prior to the closing of the Merger.
(9) Approximated based upon the number of shares of ImageMatrix Common Stock and MindWorks common stock, each on a fully diluted basis, expected to be outstanding at the effective time of the Merger and included in the Exchange-Ratio formula. Consists of 1,674,400 shares of MindWorks common stock and 1,900,000 shares of MindWorks preferred stock beneficially held by Mr. Alcantara. The number of shares of ImageMatrix Common Stock to be issued to Mr. Alcantara in the Merger will be reduced if MindWorks issues shares to new or current shareholders prior to the closing of the Merger.
(10) Includes options to purchase 206,567 shares which were exercisable or became exercisable within 60 days of December 30, 1998.
(11) Includes options to purchase approximately 1,803,400 shares which will be currently exercisable or become exercisable within 60 days after the Merger.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth the compensation paid to the Company's Chief Executive Officer and its executive officers who were paid more than $100,000 in salary and bonus during the year ended December 31, 1998 (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE


                                                                                    Long Term
                                               Annual Compensation                Compensation
                                               -------------------                    Awards
                                                                  Other Annual      Securities           All Other
                                                                  Compensation       Underlying        Compensation
  Name and Principal Position      Year   Salary ($)   Bonus($)        ($)        Options/SARS (#)          ($)
--------------------------------   ----   ----------   --------        ---        ----------------          ---
Gerald E. Henderson..............  1998     134,400         --       10,100               --                  --
   Chief Executive Officer         1997     186,700         --       10,100               --                  --
                                   1996     156,000     11,000           --               --                  --

Dennis C. Hefter.................  1998     139,000         --       18,200/(2)/          --             300,000/(3)/
  President, Chief Operating       1997     137,100         --       96,300/(2)/        200,000               --
   Officer/(1)/                    1996      98,000         --       95,000/(2)/           --                 --

-------------
(1) Mr. Hefter resigned from the Company on January 8, 1999.
(2) In December 1995 Mr. Hefter purchased 155,000 shares of Common Stock from Gerald Henderson, the Chief Executive Office of the Company, at a price of $1.94 per share at a time when the value of the common stock was $2.58 per share. The Company recorded $100,000 deferred compensation expense in connection with such sale, and Mr. Hefter is deemed to have received $100,000 of deferred compensation. The deferred compensation is being amortized over a two-year period beginning in January 1996 pursuant to the vesting provisions of the restricted stock agreement between Messrs. Henderson and Hefter and $50,000 of compensation expense was recognized in each of 1997 and 1996. The additional annual compensation for 1996 is attributable to moving expenses, and the additional annual compensation for 1997 and 1998 is attributable to moving expenses and income tax reimbursement related to the deferred compensation.
(3) On July 1, 1998, the Company entered into an Option Agreement with Dennis Hefter, who at the time was President, Chief Operating Officer and a director of the Company. Pursuant to the agreement, if the Company entered into an agreement to sell its assets or merge with another company, the Company agreed to pay Mr. Hefter $300,000 or, at the Company's option, Common Stock having a value of $300,000. The Board of Directors has opted for the latter, so, at or prior to the closing of the Merger, the Company will issue approximately 1,216,429 shares of Common Stock in satisfaction of its obligations to Mr. Hefter (based upon a price per share of $.25). The actual number of shares issued to Mr. Hefter will be determined on the date of issuance, based upon the price per share on that date.

  During the fiscal year ended December 31, 1998, the Company did not grant any stock options to the Named Executive Officers.

     The following table sets forth the December 31, 1998 year-end value of unexercised options to purchase Common Stock of the Company for the Named Executive Officers.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END OPTION/SAR VALUES

                            Shares
                           Acquired       Value        Number of Securities           Value of Unexercised
                         on Exercise    Realized      Underlying Unexercised              in-the-Money
         Name                (#)           ($)      Options/SARs at FY-End (#)   Options/SARs at FY-End ($)/(1)/
         ----                ---           ---      --------------------------   -------------------------------
                                                    Exercisable/Unexercisable       Exercisable/Unexercisable
                                                    --------------------------   -------------------------------
Gerald E. Henderson           0           --                   0/0                             $0/$0
Dennis C. Hefter              0           --          194,167/277,500/(2)/                     $0/$0

-------------
(1) Based upon the difference between the exercise price and the fair market value of the Common Stock for those options which at December 31, 1998 had an exercise price less than the fair market value of the Common Stock on such date. The fair market value of Company Common Stock at December 31, 1998, measured as the mean of the closing bid and asked prices of the Common Stock on such date, was $.25 per share.
(2) Forfeited by Mr. Hefter upon his resignation from the Company on January 8, 1999.

 Director Compensation

  The Company pays its non-employee directors a fee of $1,000 for each regularly scheduled meeting, plus reimbursement of travel costs and expenses incurred in attending Board and Committee meetings. Pursuant to the terms of the ImageMatrix Corporation Non-Employee Directors Stock Option Plan, in 1995 Mr. Sugavanam received options to purchase 7,750 shares of Common Stock at an exercise price of $2.58 per share. In the past, non-employee directors have received options to acquire 5,812 shares of Common Stock on the first business day after the Annual Meeting of Shareholders, at the closing price of the Company's Common Stock on the date prior to the grant of the option. A policy for cash compensation and option grants after the Merger has not been set. All options granted under the Non-Employee Directors Stock Option Plan become exercisable on the following vesting schedule: 40% of a particular grant amount vests on the next succeeding annual meeting, an additional 30% of the grant amount vests on the second succeeding annual meeting and the remaining 30% of the grant amount vests on the third succeeding annual meeting. The Company did not grant any options in 1998 to any of its non-employee directors.

 Employment Agreements, Termination of Employment and Change in Control Arrangements

  The Company entered into an employment agreement with Gerald E. Henderson, President and Chief Executive Officer of the Company, effective January 1, 1996, which extended through December 31, 1997 and was, pursuant to certain automatic renewal provisions, renewed through December 31, 1998. The employment agreement, as amended and renewed, establishes Mr. Henderson's base salary at $180,000 in 1998. The agreement may be terminated by the Company with or without cause, by Mr. Henderson for cause, or upon Mr. Henderson's death or his inability to perform his normal duties on account of disability for a period of 90 or more days. "Cause" is defined in the agreement. Mr. Henderson is entitled to receive a bonus of $45,000 in 1998 if the Company's net income equals or exceeds $3,800,000 in 1998. Mr. Henderson is entitled to additional bonuses equal to 2.32% of the

Company's 1998 net income. Mr. Henderson is entitled to receive a $700 monthly car allowance and participate in insurance and other benefit, pension or health plans provided by the Company to its key executive employees. Upon the Company's termination of Mr. Henderson's employment for any reason other than death, disability, or by the Company for cause, as defined in the employment agreement, Mr. Henderson is entitled to a one-time severance payment equal to his annual salary at the time of severance, plus additional payments for a period of 12 months from the date of termination of his employment at the base salary rate in effect at the time of the termination of employment plus continued health insurance coverage for 24 months from the date of termination. Mr. Henderson is also entitled to a salary continuation benefit payable upon his disability, which benefit shall equal 100% of his then current salary until a determination of complete disability is made, and thereafter shall equal 80% of his current salary for up to 36 months of such disability. Upon termination for any reason other than death, the Company is required to transfer the Company's insurance policy on Mr. Henderson's life to him without charge providing he assumes the future premiums.

  At the closing of the Merger, the Company will enter into an employment agreement with Vish Mishra. The following narrative describes the terms of the employment agreement as currently contemplated by the Company and Mr. Mishra. The employment agreement has a termination date of one year from the closing date of the Merger, but shall be renewed automatically for additional one year terms on the same terms and conditions as contained in the employment agreement. The agreement may be terminated without cause by either Mr. Mishra or the Company upon six months written notice of the intent not to renew the agreement. The agreement may also be terminated by Mr. Mishra or the Company for cause at any time without notice, or upon Mr. Mishra's death or inability to perform his normal duties on account of disability for a period of 90 or more days, or for failure of the Merger to close. "Cause" is defined in the agreement. The employment agreement establishes Mr. Mishra's gross salary at $15,000 per month. Mr. Mishra will also be granted the option to purchase 1,051,000 shares of Common Stock of the Company at $.06 per share. The option shall expire three years from the date of grant. Mr. Mishra is entitled participate in insurance and other benefit, pension or health plans as provided by the Company to its employees. Upon termination of Mr. Mishra's employment for any reason other than death, disability, failure of the merger to close, by Mr. Mishra without cause, or by the Company for cause, as defined in the employment agreement, Mr. Mishra will be entitled to receive a continued payment by the Company of the current gross base salary in effect at the time for a period of six months commencing on the day of termination, as well as immediate vesting on the day of termination of any unvested options in an amount not to exceed 25% of the total number of options granted to Mr. Mishra under the employment agreement.

  Information concerning the Company's option agreement with Dennis Hefter is provided in the section entitled "Certain Relationships and Related Transactions."

 Certain Relationships and Related Transactions

  On July 1, 1998, the Company entered into an Option Agreement with Dennis Hefter, who at the time was President, Chief Operating Officer and a director of the Company. Pursuant to the agreement, if the Company entered into an agreement to sell its assets or merge with another company, the Company agreed to pay Mr. Hefter $300,000 or, at the Company's option, Common Stock having a value of $300,000. The Board of Directors has opted for the latter, so, at or prior to the closing of the Merger, the Company will issue approximately 1,216,429 shares of Common Stock in satisfaction of its obligations to Mr. Hefter (based upon a price per share of $.25). The actual number of shares issued to Mr. Hefter will be determined on the date of issuance, based upon the price per share on that date.

  On December 17, 1998, the Company executed a demand promissory note in favor of Gerald Henderson in the amount of $80,000 for a bridge loan made in that amount by Mr. Henderson to the Company. The principal amount of the note bears interest at the rate of 10% per annum, or 18% per annum after written demand for payment is made, until paid. Mr. Henderson has not yet demanded payment of the note.

                             FINANCIAL INFORMATION


                               Table of Contents

                                                                            Page
Financial Information of ImageMatrix Corporation

Management's Discussion and Analysis........................................ 50

Interim Financial Statements
Balance Sheet at September 30, 1998 (Unaudited)............................. 56
Statements of Operations for the
 Nine Months Ended September 30, 1998 (Unaudited) and 1997 (Unaudited)...... 57
Statements of Cash Flows for the
  Nine Months Ended September 30, 1998 (Unaudited) and 1997 (Unaudited)..... 58
Notes to Financial Statements (Unaudited)................................... 59

Annual Financial Statements
Independent Auditors' Report of Ernst & Young LLP........................... 61
Balance Sheets at December 31, 1997......................................... 62
Statements of Operations for the
  Years Ended December 31, 1997 and 1996.................................... 63
Statement of Shareholders' Equity for the
  Years Ended December 31, 1997 and 1996.................................... 64
Statements of Cash Flows for the
  Years Ended December 31, 1997 and 1996.................................... 65
Notes to Consolidated Financial Statements.................................. 66


Financial Information of MindWorks Corporation

Management's Discussion and Analysis........................................ 75

Interim Financial Statements
Balance Sheet at September 30, 1998 (Unaudited)............................. 76
Statements of Operations for the
 Nine Months Ended September 30, 1998 (Unaudited) and 1997 (Unaudited)...... 77
Statements of Cash Flows for the
  Nine Months Ended September 30, 1998 (Unaudited) and 1997 (Unaudited)..... 78
Notes to Financial Statements (Unaudited)................................... 79

Annual Financial Statements
Independent Auditors' Report of BDO Seidman,LLP............................  83
Balance Sheets at December 31, 1997 and 1996...............................  84
Statements of Operations for the
  Years Ended December 31, 1997 and 1996...................................  85
Statement of Shareholders' Equity for the
  Years Ended December 31, 1997 and 1996...................................  86
Statements of Cash Flows for the
  Years Ended December 31, 1997 and 1996...................................  87
Notes to Consolidated Financial Statements.................................  88


Pro Forma Financial Information of Merged Companies
Pro Forma Combined Financial Information................................... 100
Pro Forma Combined Balance Sheet at September 30, 1998 (unaudited)......... 101
Pro Forma Combined Statement of Operations for the Nine Months Ended
September 30, 1998 (unaudited)............................................. 102
Pro Forma Combined Statement of Operations
  for the Year Ended December 31, 1997 (unaudited)......................... 103

Management's Discussion and Analysis of Financial Condition and Results of Operations

Overview

ImageMatrix was incorporated in July 1995. The Company designs, sells and installs document imaging and work flow systems which improve productivity and customer service for health maintenance organizations (HMOs), health insurance companies, third-party administrators (TPAs), workers compensation organizations, dental providers and preferred provider organizations. These organizations are collectively known as Managed Care Organizations (MCOs). The Company's systems utilize the Company's proprietary software as well as components manufactured by third party software, hardware and peripheral vendors. The Company has developed a suite of software products including CaptureMatrix /TM/, ClaimMatrix /TM/ and ServiceMatrix /TM/. CaptureMatrix is a document capture, storage and retrieval system. ClaimMatrix performs imaging-based workflow claims processing. ServiceMatrix enables customer service departments to resolve customer inquiries in a rapid, cost-efficient manner.

Results of Operations

Comparison of the three and nine month periods ended September 30, 1998 to 1997

Revenue

Total revenue for the quarter ended September 30, 1998, was $446,000, a decrease of 24% or $137,000 over the same period in 1997; total revenue for the nine-month period ending September 30, 1998, was $4,655,000, an increase of 21% or
$793,000 over the same period in 1997.   The increase for the nine months ended
September 30, 1998 is primarily the result of an increase in transaction size in 1998, while the decrease in the third quarter is primarily due to fewer closed contracts in the quarter. As yet, the Company does not believe that it is in a position to reliably predict continued quarterly or annual growth. Further, the Company believes that it will continue to experience significant quarterly variations in revenue, either positively or negatively, until the number of sales increases to the point where the presence or absence of a larger order, or the timing of revenue recognition, will not significantly impact revenues from period to period.

Licenses revenue

Revenue from the sale of software licenses (including third party software) for the nine months ended September 30, 1998, increased to $3,258,000 from $2,126,000 in 1997, an increase of $1,132,000 or 53%. For the three months ended September 30, 1998, revenue from sales of software licenses increased to $276,000 from $190,000 in 1997, a decrease of $86,000 or 45%. The increase over the nine-month period is the result of a smaller number of larger transactions for the Company's proprietary and third party software.

Services and maintenance revenue

Revenue from services and maintenance for the nine months ended September 30, 1998, increased to $1,022,000 from $844,000 in 1997, an increase of $178,000 or
21%.  For the three months ended

September 30, 1998, revenue from services and maintenance decreased to $158,000 from $162,000 in 1997, a decrease of $4,000 or 3%. The Company typically performs implementation services in conjunction with the sale of software licenses and the increase is a result of the overall increase in license revenue discussed above.

Hardware and other revenue

Revenue from the sale of hardware and other revenue for the nine months ended September 30, 1998, decreased to $375,000 in 1998 from $892,000 in 1997, a decrease of $517,000 or 58%. For the three months ended September 30, 1998, revenue from sales of hardware and other revenue decreased to $12,000 from $231,000 in 1997, a decrease of $219,000 or 95%. The decrease is primarily due to fewer contracts including hardware in 1998.

Cost of Revenue

Cost of licenses revenue

Cost of licenses includes third party software costs and amortization of capitalized software. Costs of licenses, for the nine months ended September 30, 1998, increased from $1,030,000 in 1997 to $1,249,000 in 1998, an increase of
$219,000 or 21%. For the three months ended September 30, 1998, cost of licenses increased $70,000 or 101%, from $69,000 in 1997 to $139,000 in 1998. Gross margin on license sales increased from 52% to 62% for the nine-month period ending September 30, 1997 and 1998, respectively. The increase in gross margin over the nine-month period is primarily a result of the software development costs becoming fully amortized in the first quarter of 1998. Gross margin on license sales decreased from 64% to 50% for the three-month period ending September 30, 1997 and 1998, respectively. The decrease in margin during the three-month period is primarily due to an increase in sales of third party software, which has a lower gross margin.

Cost of services and maintenance revenue

Cost of services and maintenance revenue includes the personnel and related overhead costs for installation, training and customer support services combined with fees paid to third party contractors. Costs of services and maintenance, for the nine months ended September 30, 1998, increased from $884,000 in 1997 to $2,437,000 1998, an increase of $1,553,000 or 176%. For the three months ended September 30, 1998, cost of services and maintenance increased $291,000 or 90%, from $325,000 in 1997 to $616,000 in 1998. Gross margin on services and maintenance revenue decreased from (5)% to (138)% for the nine-month period ending September 30, 1997 and 1998, respectively. Additionally, gross margin on services and maintenance revenue decreased from (100)% to (290)% for the three-month period ending September 30, 1997 and 1998, respectively. Several items continue to adversely impact gross margin in this revenue category, primarily third party subcontractor costs and longer than anticipated implementation periods.

Cost of hardware and other revenue

Cost of hardware and other revenue primarily consists of third party hardware sold to proprietary software customers. Costs of hardware and other revenue for the nine months ended September 30, 1998, decreased from $745,000 in 1997 to $288,000 1998, a decrease of $457,000 or 61%. For the three months ended September 30, 1998, cost of hardware and other decreased $227,000 or 93%, from $245,000 in 1997 to $18,000 in 1998. Gross margin on hardware and other revenue decreased from 6% to (50)% and increased from 16% to 23% for the three and nine-month period ending September 30, 1997 and 1998, respectively. The change is primarily a result of lower margin realized due to trailing costs incurred on existing projects.

Selling, general and administrative costs

In the third quarter of 1998, selling, general and administrative costs decreased $783,000 or 46% from $1,708,000 in third quarter of 1997 to $925,000 in the same period in 1998. These same costs decreased $26,000 or 1% from $4,383,000 in the first nine months of 1997 compared to $4,375,000 in the same period in 1998. The decrease is primarily due to administrative cost reductions implemented in the second quarter 1998.

Interest Expense

Interest expense was $100,000 for the nine-month period ended September 30, 1998, compared to $8,000 for the nine-month period ended September 30, 1997. The increase is due to additional debt outstanding in 1998 compared to the same period in 1997.

Comparison of the year ended December 31, 1997 to 1996

Revenue

Total revenue for the year ended December 31, 1997, was $5,134,000, an increase of $2,015,000 or 64.6% over the $3,119,000 reported for 1996. This increase was primarily the result of more customers and an increase in average transaction size in 1997. As yet, the Company does not believe that it is in a position to reliably predict continued annual growth. Further, the Company believes that it will continue to experience significant quarterly variations in revenue, either positively or negatively, until the number of sales increases to the point where the presence or absence of a larger order, or the timing of revenue recognition of portions of such orders, will not significantly impact revenues from period to period.

Sales to the MCO industry increased $3,355,000 or 242.4% to $4,739,000 in 1997 from $1,384,000 in 1996. For 1997, sales to the MCO industry as a percent of total revenue were 92.3%. For 1996, these sales represented 44.4% of total revenue. During 1997, the Company entered into multiple contracts to sell its proprietary software with a value of $6.6 million. During 1996, the value of similar contracts was $1.0 million. The increase from 1996 to 1997 in the value of contracts signed was $5.6 million or 560.0%. Management believes that the growth in sales volume to the MCO industry, the increase in that industry's percentage of total sales and the increase in proprietary software contracts is the result of the Company's extensive selling efforts for its proprietary software in that market. Although such sales may fluctuate from year to year, the Company believes that sales to the MCO industry will remain a significant percentage of total revenue in the future.

During 1997, three customers accounted for 55.3% of total revenue. During 1996, the Company had two significant customers that accounted for approximately 34% of total revenue. Accounts receivable and unbilled revenue from the principal customers was approximately $2,631,000 at December 31, 1997. The Company believes it is likely that the revenues earned from these customers in 1997 will be replaced and exceeded by revenue from different customers in 1998.

Licenses revenue

For the year ended December 31, 1997, revenue from the sale of software licenses (including third party software) rose from $948,000 to $3,043,000; an increase of $2,095,000 or 221.0%. The single largest contributing factor to this increase was the growth in sales volume related to an increase in the number of customers for the Company's proprietary software and third party software licenses.

Services and maintenance revenue

In 1997 revenue from services and maintenance increased slightly over that reported in 1996 from $1,138,000 in 1996 to $1,166,000 in 1997. During 1997, revenue related to services increased due to the addition of customers discussed above. However, this increase was offset partially by a decrease in maintenance revenue. The decline in that revenue was caused by the Company's focus on sales of its proprietary software during 1997 and the subsequent discontinuance of maintenance agreements on non-proprietary software sales.

Hardware and other revenue

Revenue related to hardware and other revenue declined to $925,000 in 1997 when compared to 1996 results of $1,033,000. The decrease in 1997 related primarily to the shift in sales focus from systems integration where hardware is a sizable portion of the revenue to the Company's proprietary software where hardware is a less significant portion.

Cost of Revenue

Cost of licenses revenue

Cost of licenses revenue includes third party software costs and amortization of capitalized software. Cost of licenses revenue increased from $700,000 in 1996 to $1,417,000 in 1997, an increase of $717,000 or 102.4%. Gross margin on license sales (gross profit as a percent of sales) increased to 53.4% in 1997 from 26.2% in 1996. This growth was due to the additional revenue generated in 1997 from sales of the Company's proprietary software compared to 1996 activity.

Cost of services and maintenance revenue

Cost of services and maintenance revenue includes the personnel and related overhead costs for training and customer support services combined with fees paid to third party subcontractors. Cost of services and maintenance revenue increased from $856,000 in 1996 to $1,327,000 in 1997. Gross margin on cost of service and maintenance sales declined from 24.8% in 1996 to a negative 13.8% in 1997. During 1997, several items adversely impacted gross margin. To begin with, revenue related to this category did not increase as significantly as the license revenue due to the decline experienced in maintenance revenue discussed above. In addition, during 1997, third party subcontractor costs increased. Lastly, longer than anticipated installation periods were experienced during 1997.

Cost of hardware and other revenue

Cost of hardware and other revenue includes third party hardware sold to proprietary software customers. Cost of hardware and other revenue declined in 1997 to $800,000 from $920,000 reported in 1996. Related gross margin increased from 10.9% in 1996 to 13.5% in 1997. The change in sales focus caused a decrease in sales of hardware and, thus, the decrease in the cost of hardware revenue. In addition, the hardware that is sold in conjunction with proprietary software sales is typically sold at a slightly higher margin than what was sold during 1996.

As part of the year end financial statement closing process, the Company reviewed its revenue recognition calculations under the percentage of completion method. Historically, the Company has measured progress to completion on a ratio of costs incurred to total estimated costs. It determined, however, with respect to its largest contract in process, that a calculation based on labor costs would most accurately reflect progress to completion. As a result, the Company recorded deferred revenue on this contract of $949,000 at December 31, 1997. This amount is comprised of the excess of partial billings of $2,523,000 over the sum of costs incurred on this uncompleted contract plus estimated earnings of $1,574,000. The Company initially recorded revenue from this contract, which was entered into in September 1997, using total costs. If the Company had reflected revenue on this contract using the labor cost incurred to total expected labor costs method at September 30, 1997, the Company's third quarter results would have been as follows:

                          As Reported    As Adjusted

     Revenue              $ 1,441,000    $   583,000
     Cost of revenue        1,056,000        639,000
     Gross profit             385,000        (56,000)
     Net loss              (1,322,000)    (1,763,000)

Based upon current projections, the Company expects to complete its obligations under the contract and recognize, on a ratable basis, all of the revenue deferred at December 31, 1997 by September 30, 1998.

Selling, general and administrative costs

During 1997, selling, general and administrative costs rose $1,065,000 or 27.3% from $3,904,000 in 1996 to $4,969,000. Contributing the most to the increase was the increase in selling and marketing expense. These expenses increased $861,000 in 1997 due to the expansion in late 1996 of the sales force and costs associated with related office space.

Research and development costs

Research and development costs increased $635,000 from $287,000 in 1996 to $922,000 in 1997. In 1996, the Company spent approximately $703,000 on research and development, but capitalized approximately $416,000. Thus, the largest portion of the increase from 1996 to 1997 related to the absence of capitalizable software development projects in 1997 (i.e., all costs related to research and development were expensed during 1997).

Liquidity and Capital Resources

The Company's liquidity is generated from both internal and external sources and is used to fund short-term working capital needs. At September 30, 1998, the Company has a working capital deficit of $1,107,000. At December 31, 1997, net working capital was $2,387,000. In addition, the Company received gross proceeds of $2,513,000 in fourth quarter 1997 from the exercise of warrants and $3,300,000 in the second quarter of 1997 from the sale of 3,300,000 shares of non-voting, Series A Preferred Stock. Historically, the Company has raised over $15 million in gross proceeds by selling its Common and Preferred Stock. However, the Company believes that its access to the capital markets is currently very limited. There can be no assurance that the Company will be able to raise the necessary capital to sustain operations.

At December 31, 1997, no amount was outstanding under the line of credit and at September 30, 1998, $183,000 was outstanding under the line of credit.

The Company's short-term and long-term capital requirements will depend on many factors, including, but not limited to, product revenues from operations, working capital requirements, research and development expenses, capital expenditures, successful project management, timely system installations and variability of quarterly operations. The Company's market development efforts are still relatively young and changes in the anticipated business development of the Company which extend the Company's time to achieve profitability could cause the Company to issue debt, additional equity or a combination thereof. There can be no assurance that additional financing will be available, or, if available, the terms of such financing will be favorable to the Company or its shareholders without substantial dilution of their ownership rights. If adequate funds are not available in the near term, the Company may be required to curtail its operations significantly, forego market opportunities, or obtain funds through arrangements with strategic partners or others that may require the Company to relinquish material rights to certain of its technologies or potential markets.

Net cash used in operating activities during the twelve months ended December 31, 1997, was $5,238,000 and $669,000 during the nine months ended September 30, 1998. Contributing to this usage is the loss experienced during the two periods and the decrease in deferred revenue. During 1997, the increase in accounts receivable as well as unbilled revenue contributed to the usage. These decreases were offset partially by an increase in accounts payable and other current liabilities.

Year 2000 Issue

The Company is working to resolve the potential impact of the year 2000 on the ability of the Company's computerized information systems to accurately process information that may be date sensitive. Any of the Company's programs that recognize a date using "00" as 1900 rather than the year 2000 could result in errors or systems failures. The Company utilizes a number of computer programs across its entire operation. The Company has not completed its assessment, but currently believes that costs of addressing this issue will not have a material adverse impact on the Company's financial position. However, if the Company and third parties upon which it relies are unable to address this issue in a timely manner, it could result in material financial risk to the Company. In order to assure that this does not occur, the Company plans to devote all resources required to resolve any significant year 2000 issues in a timely manner.

                            ImageMatrix Corporation
                          Consolidated Balance Sheet
                                (in thousands)

                                                                                   (UNAUDITED)
                                                                                  SEPTEMBER 30,
                                                                                       1998
                                                                           -------------------------
ASSETS
Current assets
  Cash                                                                       $                   106
  Restricted cash                                                                                 38
  Accounts receivable, net of allowance of $33                                                   360
  Unbilled revenues                                                                              582
  Prepaid expenses and other current assets                                                      189
                                                                           -------------------------
    Total current assets                                                                       1,275

Property and equipment at cost, less accumulated
  depreciation of $604                                                                           257
Other assets                                                                                      50
                                                                           -------------------------
TOTAL ASSETS                                                                 $                 1,582
                                                                           =========================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable                                                           $                 1,929
  Deferred revenue                                                                                50
  Other current liabilities                                                                      403
                                                                           -------------------------
    Total current liabilities                                                                  2,382
Stockholders' equity
  Preferred stock, no par value, 5,000,000 shares authorized,
    100,000 shares issued and outstanding (liquidation preference                                114
    of $100,000)
  Common stock, no par value, 20,000,000 shares authorized,
    9,717,678 shares issued and outstanding                                                   11,849
  Accumulated deficit                                                                        (12,763)
                                                                           -------------------------
    Total stockholders' equity                                                                  (800)
                                                                           -------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                   $                 1,582
                                                                           =========================

See notes to consolidated financial statements

                            IMAGEMATRIX CORPORATION
                     Consolidated Statements of Operations
                     (in thousands, except per share data)

                                                                  (UNAUDITED)                            (UNAUDITED)
                                                                 THREE MONTHS                            NINE MONTHS
                                                                     ENDED                                  ENDED
                                                                  SEPTEMBER 30,                           SEPTEMBER 30,
                                                       ---------------------------------       --------------------------------
                                                             1998               1997                 1998              1997
                                                       --------------     --------------       -------------     --------------
Revenue:
     Licenses                                                 $   276            $   190             $ 3,258            $ 2,126
     Services and maintenance                                     158                162               1,022                844
     Hardware and other                                            12                231                 375                892
                                                       --------------     --------------       -------------     --------------
        Total revenue                                             446                583               4,655              3,862

COST OF REVENUE:
     Licenses                                                     139                 69               1,249               1030
     Services and maintenance                                     616                325               2,437                884
     Hardware and other                                            18                245                 288                745
                                                       --------------     --------------       -------------     --------------
        Total cost of revenue                                     773                639               3,974              2,659

Gross margin                                                     (327)               (56)                681              1,203

Selling, general and administrative expenses                      925              1,708               4,357              4,383
                                                       --------------     --------------       -------------     --------------

Operating loss                                                 (1,252)            (1,764)             (3,676)            (3,180)

Other income(expense)                                             (27)                 1                (116)                (4)
                                                       --------------     --------------       -------------     --------------

NET AND COMPREHENSIVE LOSS                                     (1,279)            (1,763)             (3,792)            (3,184)

Preferred stock dividends:
  Imputed                                                           -                  -                   -               (833)
  Accrued                                                          (2)               (58)                 (4)              (106)
                                                       --------------     --------------       -------------     --------------

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS                    $(1,281)           $(1,821)            $(3,796)           $(4,123)
                                                       ==============     ==============       =============     ==============

BASIC AND DILUTED NET LOSS PER COMMON SHARE                    $(0.13)            $(0.32)             $(0.39)            $(0.79)
                                                       ==============     ==============       =============     ==============

COMMON SHARES USED IN COMPUTING NET LOSS
  PER COMMON SHARE                                              9,705              5,769               9,616              5,194
                                                       ==============     ==============       =============     ==============


See notes to consolidated financial statements

                            IMAGEMATRIX CORPORATION
                     Consolidated Statement of Cash Flows
                                (in thousands)

                                                                                               (UNAUDITED)
                                                                                            NINE MONTHS ENDED
                                                                                               SEPTEMBER 30,
                                                                                    ---------------------------------
                                                                                          1998               1997
                                                                                    --------------     --------------

OPERATING ACTIVITIES
Net loss                                                                                   $(3,796)           $(3,184)
Adjustments to reconcile net loss to net cash used by operating activities:
     Depreciation and amortization                                                             285                338
     Changes in operating assets and liabilities:
       Restricted cash                                                                         (38)                 -
       Accounts receivable                                                                   2,029             (1,259)
       Unbilled revenues                                                                       330               (912)
       Inventory                                                                                20               (230)
       Prepaid expenses and other current assets                                                25                (85)
       Accounts payable                                                                      1,310                788
       Deferred revenue                                                                       (917)               464
       Other current liabilities                                                               133                122
       Other assets                                                                            (50)               (27)
                                                                                    --------------     --------------

NET CASH USED IN OPERATING ACTIVITIES                                                         (669)            (3,985)

INVESTING ACTIVITIES
Purchases of computer equipment and furniture                                                  (12)              (106)
                                                                                    --------------     --------------

NET CASH USED BY INVESTING ACTIVITIES                                                          (12)              (106)

FINANCING ACTIVITIES
Issuance of preferred stock, net of offering costs of $363                                       -              2,938
Issuance of common stock, net of offering costs of $36                                           -                465
Exercise of warrants                                                                            81              1,500
                                                                                    --------------     --------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                                                       81              4,903
                                                                                    --------------     --------------

Net increase(decrease) in cash and cash equivalents                                           (600)               812
Cash and cash equivalents at beginning of period                                               706                324
                                                                                    --------------     --------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                 $   106            $ 1,136
                                                                                    ==============     ==============

See notes to consolidated financial statements

Imagematrix Corporation
Notes to Consolidated Financial Statements

Note 1  Basis of Presentation

These statements should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-KSB for the year ended December 31, 1997. The accompanying financial statements have been prepared in accordance with generally accepted auditing standards and in the opinion of the Company's management, such financial statements include all adjustments necessary to summarize fairly the Company's financial position and results of operations. All adjustments made to the interim financial statements presented are of a normal, recurring nature. The results of operations for the nine months ended September 30, 1998 may not be indicative of results that may be expected for the year ending December 31, 1998.

Note 2  Summary of Significant Accounting Policies

Revenue Recognition

On January 1, 1998, the Company adopted Statement of Position SOP 97-2, "Software Revenue Recognition" which requires that revenue for licensing, selling, leasing or otherwise marketing computer software be recognized when certain criteria are met. The adoption of 97-2 did not have a material affect on the results of operations.

Comprehensive Income

On January 1, 1998, the Company adopted Statement of Financial Accounting Standards 130, "Reporting Comprehensive Income" which establishes standards for displaying comprehensive income, its components and accumulated balances. The adoption of Statement 130 did not have a material effect on the results of operations.

Software Development Costs

The Company recognizes software and system development expenses at the time of occurrence for all software and system conceptual design, writing, programming, and production prior to a Beta-site test at a customer site. Once a product has been installed at a customer Beta-site and functionality and conceptual design has been proved, the Company capitalizes all expenses associated with the development of that software until general release to the public. If upon review of the costs incurred during the period from initial Beta-site testing until general release to the public the Company determines that the costs incurred were immaterial, such costs will be expensed in that period. At September 30, 1998, all capitalized software has been amortized.

Note 3  Warrants

During the second quarter of 1998, 1,500,000 of the warrants issued in conjunction with the April 1997 sale of preferred stock were repriced from $2.00 to $1.00. In connection with the repricing of the warrants, the Company entered into an agreement with the warrant holder pursuant to which, for each one share purchased under the repriced warrants, the Company will issue the warrant holder new warrants to purchase one share at an exercise price of $2.00 per share.
This agreement expired August 28, 1998. Subsequently, the Company repriced 150,000 of these warrants to $.55. During June 1998, 100,000 of the $.55 warrants were exercised and 100,000 shares of common stock were issued. Net proceeds to the Company totaled $53,000. During July 1998, 50,000 of the $.55 warrants were exercised and the same number of shares of common stock were issued. Net proceeds to the Company totaled $27,500. In connection with the exercise of the warrants, the Company issued 150,000 warrants at an exercise price of $2.00 per share, which expire one year from issuance.

Note 4   Stock Options

In August 1998, the Board of Directors of the Company repriced the options held by all employees. A total of 1,011,100 employee options ranging in exercise price from $ 2.58 to $ 3.88 were repriced at $ .50 per share which was the market value of the Company's common stock on the date of repricing.

Note 5   Employment Agreements

During the third quarter 1998, the Company entered into employment agreements with certain key employees that provide for lump sum severance payments upon termination of employment under certain circumstances or a change in control, as defined. The agreements terminate one year from execution if the circumstances do not occur. The maximum contingent liability under these agreements in such event is approximately $500,000.

                        REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders
ImageMatrix Corporation

We have audited the accompanying consolidated balance sheet of ImageMatrix Corporation as of December 31, 1997, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of ImageMatrix Corporation at December 31, 1997, and the consolidated results of its operations and its cash flows for each of the two years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that ImageMatrix Corporation will continue as a going concern. As more fully described in the last paragraph in Note 1, the Company has incurred recurring operating losses and has historically been required to obtain financing to fund operating cash flow deficiencies. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in the last paragraph in Note 1. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the outcome of this uncertainty.

                                     ERNST & YOUNG LLP
Denver, Colorado
March 25, 1998

See notes to consolidated financial statements.

                                      ImageMatrix Corporation
                                     Consolidated Balance Sheet
                                           (in thousands)

                                                                                  DECEMBER 31,
                                                                                      1997
                                                                           ------------------------
ASSETS
Current assets
  Cash                                                                                      $   706
  Accounts receivable                                                                         2,375
  Unbilled revenues                                                                             912
  Inventory                                                                                      20
  Prepaid expenses and other current assets                                                     228
                                                                           ------------------------
    Total current assets                                                                      4,241

Property and equipment at cost
  Computer equipment                                                                            752
  Office furniture and leasehold improvements                                                   107
                                                                           ------------------------
                                                                                                859
Less:  accumulated depreciation                                                                (410)
                                                                           ------------------------
                                                                                                449

Software development costs, net of accumulated
  amortization of $353                                                                           62
Other assets, net of accumulated amortization of $78                                             22
                                                                           ------------------------

TOTAL ASSETS                                                                                $ 4,774
                                                                           ========================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable                                                                          $   618
  Accrued payroll-related expenses                                                              181
  Deferred revenue                                                                              967
  Other current liabilities                                                                      88
                                                                           ------------------------
    Total current liabilities                                                                 1,854
Stockholders' equity
  Preferred stock, no par value, 5,000,000 shares authorized,
    100,000 shares issued and outstanding (liquidation preference                               114
    of $100,000)
  Common stock, no par value, 20,000,000 shares authorized,
    9,567,678 shares issued and outstanding                                                  11,768
  Accumulated deficit                                                                        (8,962)
                                                                           ------------------------
    Total stockholders' equity                                                                2,920
                                                                           ------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                  $ 4,774
                                                                           ========================

See notes to consolidated financial statements.

                                                      ImageMatrix Corporation
                                               Consolidated Statement of Operations
                                               (in thousands, except per share data)


                                                                                     YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------------
                                                                            1997                                  1996
                                                             -------------------------------       -------------------------------
REVENUE:
     Licenses                                                                       $  3,043                              $    948
     Services and maintenance                                                          1,166                                 1,138
     Hardware and other                                                                  925                                 1,033
                                                             -------------------------------       -------------------------------
        Total revenue                                                                  5,134                                 3,119

COST OF REVENUE:
     Licenses                                                                          1,417                                   700
     Services and maintenance                                                          1,327                                   856
     Hardware and other                                                                  800                                   920
                                                             -------------------------------       -------------------------------
        Total cost of revenue                                                          3,544                                 2,476
                                                             -------------------------------       -------------------------------

GROSS PROFIT                                                                           1,590                                   643

Selling, general and administrative expenses                                           4,969                                 3,904
Research and development expense                                                         922                                   287
                                                             -------------------------------       -------------------------------
    Total operating expenses                                                           5,891                                 4,191
                                                             -------------------------------       -------------------------------

OPERATING LOSS                                                                        (4,301)                               (3,548)

Other expense:
     Interest and other                                                                  (24)                                 (115)
                                                             -------------------------------       -------------------------------

NET LOSS                                                                              (4,325)                               (3,663)

Preferred stock dividends:
  Imputed (Note 4)                                                                      (833)                                    -
  Accrued                                                                                (94)                                    -
                                                             -------------------------------       -------------------------------

NET LOSS ALLOCABLE TO COMMON STOCKHOLDERS                                           $(5,252)                              $(3,663)
                                                             ===============================       ===============================

NET LOSS PER COMMON SHARE                                                           $ (0.84)                              $ (0.90)
                                                             ===============================       ===============================

COMMON SHARES USED IN COMPUTING NET LOSS
  PER COMMON SHARE                                                                     6,247                                 4,058
                                                             ===============================       ===============================

See notes to consolidated financial statements.

                           ImageMatrix Corporation
                Consolidated Statement of Stockholders' Equity
                       (in thousands, except share data)

                                              PREFERRED STOCK         COMMON STOCK                                       TOTAL
                                           ---------------------  --------------------     DEFERRED     ACCUMULATED   STOCKHOLDERS'
                                              SHARES     AMOUNT     SHARES     AMOUNT    COMPENSATION     DEFICIT        EQUITY
                                           ----------  ---------  ----------  --------  --------------  ------------  -------------

BALANCE, DECEMBER 31, 1995                          -   $      -   3,265,193   $(1,141)       $   (100)      $   (47)     $  (1,288)

 Issuance of common stock, net of
   offering costs of $1,802                         -          -   1,400,000     6,247               -             -          6,247
 Exercise of stock options                          -          -      27,125        70                             -             70
 Deferred compensation                              -          -           -         -              50             -             50
 Stock recission                                    -          -     (26,421)      (37)              -             -            (37)

 Net loss                                           -          -           -         -               -        (3,663)        (3,663)
                                           ----------  ---------  ----------  --------  --------------  ------------  -------------
BALANCE, DECEMBER 31, 1996                          -          -   4,665,897     5,139             (50)       (3,710)         1,379

 Issuance of common stock, net of
   offering costs of $35                            -          -     256,937       465               -             -            465
 Issuance of preferred stock, net of
   offering costs of $363                   3,300,000      2,937           -         -               -             -          2,937
 Preferred stock dividend                           -        921           -         -               -          (927)            (6)

 Conversion of preferred stock             (3,200,000)    (3,744)  2,638,344     3,744               -             -              -
 Exercise of warrants, net of offering                                                                                            -
   costs of $145                                    -          -   2,006,500     2,368               -             -          2,368
 Deferred compensation                              -          -           -         -              50             -             50
 Stock option grants to non-employees               -          -           -        52               -             -             52
 Net loss                                           -          -           -         -               -        (4,325)        (4,325)
                                           ----------  ---------  ----------  --------  --------------  ------------  -------------
BALANCE, DECEMBER 31, 1997                    100,000   $    114   9,567,678   $11,768        $      -       $(8,962)     $   2,920
                                           ==========  =========  ==========  ========  ==============  ============  =============

See notes to consolidated financial statements.

                                                  ImageMatrix Corporation
                                           Consolidated Statement of Cash Flows
                                                      (in thousands)


                                                                                                  DECEMBER 31,
                                                                                    --------------------------------------
                                                                                            1997                 1996
                                                                                    -----------------     ----------------

OPERATING ACTIVITIES
Net loss                                                                                      $(4,325)             $(3,663)
Adjustments to reconcile net loss to net cash used by operating activities:
     Depreciation                                                                                 243                  155
     Amortization                                                                                 305                  222
     Stock option grants to non-employees                                                          52                    -
     Changes in operating assets and liabilities:
       Accounts receivable                                                                     (2,052)                 429
       Unbilled revenues                                                                         (610)                (302)
       Inventory                                                                                  105                   91
       Prepaid expenses and other current assets                                                 (101)                 (83)
       Accounts payable                                                                           128                  178
       Deferred revenue                                                                           947                    -
       Other current liabilities                                                                   70                  (41)
       Other assets                                                                                 -                   80
                                                                                    -----------------     ----------------

NET CASH USED BY OPERATING ACTIVITIES                                                          (5,238)              (2,934)

INVESTING ACTIVITIES
Software development costs                                                                          -                 (416)
Purchases of computer equipment and furniture                                                    (150)                (512)
                                                                                    -----------------     ----------------

NET CASH USED BY INVESTING ACTIVITIES                                                            (150)                (928)

FINANCING ACTIVITIES
Issuance of preferred stock, net of offering costs of $363                                      2,937                    -
Issuance of common stock, net of offering costs of $35                                            465                6,280
Exercise of warrants                                                                            2,368                    -
Repayment of notes payable                                                                          -               (2,644)
                                                                                    -----------------     ----------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                                                       5,770                3,636

Net increase (decrease) in cash and cash equivalents                                              382                 (226)
Cash and cash equivalents at beginning of period                                                  324                  550
                                                                                    -----------------     ----------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                    $   706              $   324
                                                                                    =================     ================

Supplemental schedule of additional cash flow information:
  Cash paid for interest during the period                                                    $    40              $   152
   Income taxes paid                                                                          $     2              $    18

See notes to consolidated financial statements.

Note 1.  Summary of Significant Accounting Policies


Nature of Operations

ImageMatrix Corporation (the Company) designs, sells and installs software that improves productivity and customer service for managed care organizations
(MCOs). The Company's imaging systems integrate the Company's proprietary software as well as components manufactured by third party imaging software, hardware and peripheral vendors.

The Company's customer base is nationwide and is serviced from offices in Denver, Colorado; Atlanta Georgia; Minneapolis, Minnesota; Shelton, Connecticut; Raleigh, North Carolina; St. Louis, Missouri; and San Antonio, Texas.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Documatrix. All material intercompany balances and transactions have been eliminated in consolidation.

Cash and cash equivalents

The Company defines cash equivalents as highly liquid investments with original maturities of 90 days or less. The carrying value of the Company's cash equivalents approximates their fair market value.

Inventory

Inventory consists primarily of purchased hardware and software and is stated at the lower of cost or market with cost determined on a first-in, first-out (FIFO) basis.

Property and equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which range from three to six years.

Revenue Recognition

Revenues from contracts for system sales that extend over a period of time and are performed on a fixed-price basis are recognized by applying the percentage of completion method. The Company's basis for measuring the percent of completion is the ratio of costs incurred to total estimated costs or labor costs incurred to total estimated labor costs as appropriate. Revenues from the sale of software licenses and hardware products are recognized at the time of shipment unless significant future obligations exist. Revenues from maintenance and support contracts are recognized ratably over the terms of the related contracts.

Beginning in the first quarter of 1998, the Company will adopt Statement of Position 97-2, "Software Revenue Recognition" which provides guidance on applying generally accepted accounting principles in recognizing revenue on software transactions. The Company will be required to apply the provisions of SOP 97-2 to all transactions entered into in 1998. The adoption of this standard is not expected to have a material effect on the Company's financial statements.

Software Development Costs

The Company recognizes software and system development expenses at the time of occurrence for all software and system conceptual design, writing, programming, and production prior to a Beta-site test at a customer site. Once a product has been installed at a customer Beta-site and functionality and conceptual design have been proved, the Company capitalizes all expenses associated with the development of that software until general release to the public. Immaterial costs incurred during this time are expensed in that period.

Amortization of computer software development costs begins when the product is available for use by customers. Amortization is recorded using the greater of:
(1) the amount computed using the ratio of current product revenue to the total of current and anticipated revenue or (2) the amount determined using the straight-line method over two years. During second quarter 1997, management of the Company reviewed the life used in this calculation and determined that based upon the life and history of the related products, a two year life more accurately reflects the remaining life of the product. The impact of this change was immaterial to the twelve-months ended December 31, 1997. For the year ended December 31, 1997 and 1996, amortization of capitalized software costs was approximately $221,000 and $132,000, respectively. The capitalized software balance of $62,000 at December 31, 1997 will be fully amortized in the first six months of 1998.

Significant Customers and Concentration of Credit Risk

During 1997, three customers accounted for 55.3% of total revenue. During 1996, the Company had two significant customers that accounted for approximately 34% of total revenue. Accounts receivable and unbilled revenue from the principal
customers was approximately $2,631,000 at December 31, 1997.   The Company
generally does not require collateral but does require substantial down payments and progress payments during the course of a system installation.

Advertising Costs

The Company expenses advertising costs as incurred. Advertising expense for the years ended December 31, 1997 and 1996 was approximately $35,000 and $158,000, respectively.

Research and Development Expenses

Research and development expenses are charged to operations when incurred except for those costs incurred after technological feasibility is established. These costs are then capitalized as software development costs. During 1997, $922,000 was spent on research and development costs, none of which was capitalized. Research and development expense for the year ended December 31, 1996 was $703,000, exclusive of $416,000 of software development costs that was capitalized.

Use of Estimates

The preparation of the Company's consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the balance sheet date and the reported amounts of revenues and expenses during the reporting periods for sales of its proprietary software.

The Company attempts to make reasonably dependable estimates of the extent of progress towards completion, contract revenues and contract costs on its software sales contracts. However, due to uncertainties inherent in the estimation process, actual results could differ from those estimates.

Earnings per Share

In 1997, the Financial Accounting Standards Board issued Statement No. 128, "Earnings Per Share." Statement No. 128 replaced the calculation of primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share. As all of the Company's common stock equivalents are anti-dilutive, only basic earnings per share is presented in the Consolidated Statement of Operations.

For 1997, net loss per common share was computed based on the weighted average number of common shares outstanding. The net loss per common share for the year ended December 31, 1996, has been restated and is now based upon the weighted average number of common shares outstanding to conform with Statement No. 128 and Securities and Exchange Staff Accounting Bulletin (SAB) 98. The effect of the restatement was to increase net loss per common share from $0.87 as previously reported to $0.90. SAB 98 no longer requires all stock options issued prior to the twelve-month period of an initial public offering (IPO) with an exercise price below the IPO price to be included in the calculation of earnings per share as if these common stock equivalents were outstanding for all periods presented unless such stock options are considered nominal issuances. The Company does not believe any of the stock options granted by the Company prior to its IPO qualify as nominal issuances.

Reclassifications

Certain reclassifications have been made to the 1996 financial statements to conform to the 1997 financial statement presentation.

Liquidity and Capital Resources

The Company's short-term and long-term operating and capital requirements will depend on many factors, including, but not limited to, product revenues from operations, gross profit levels, working capital requirements, research and development expenses, capital expenditures, successful project management, timely system installations and variability of quarterly operations. The Company's market development efforts are still relatively young and changes in the anticipated business development of the Company which extend the Company's time to achieve profitability could cause the Company to issue debt, additional equity or a combination thereof. There can be no assurance that additional financing will be available, or, if available, the terms of such financing will be favorable to the Company or its shareholders without substantial dilution of their ownership rights. If adequate funds are not available, or are not available on terms acceptable to the Company, the Company may be required to curtail its operations significantly, forego market opportunities, or obtain funds through arrangements with strategic partners or others that may require the Company to relinquish material rights to certain of its technologies or potential markets. The Company believes that with improved project management personnel and increased installation and project management experience, it can shorten the installation time lines and thereby reduce working capital needs. However, there can be no assurance that this will occur. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 2.  Operating Leases

The Company has leases for office equipment and space that expire in various years, some of which contain renewal options. Future minimum lease payments required as of December 31, 1997 under non-cancelable operating leases with terms exceeding one year, are as follows:

     1998     $243,000
     1999      136,000
     2000       17,000
              --------

     Total    $396,000
              ========

Operating lease rentals for office facilities and equipment amounted to approximately $364,000 in 1997 and $234,000 in 1996.

Note 3.  Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. As of December 31, 1997, the Company's net deferred tax asset has been fully reserved with a valuation allowance.

Significant components of the Company's deferred tax assets and liabilities (in thousands) are as follows:

                                                             DECEMBER 31,
                                                                1997
                                                       ----------------------
Deferred tax assets:
  Net operating loss (NOL) carryforwards                    $           3,300
  AMT credit carryforwards                                                 18
  Tax-basis goodwill                                                      396
  Other                                                                   468
                                                       ----------------------
      Total deferred tax assets                                         4,182
Deferred tax liabilities:
  Capitalized software                                                     23
  Other                                                                    11
                                                       ----------------------
      Total deferred tax liabilities                                       34
Net deferred tax asset                                                  4,148
Valuation allowance                                                    (4,148)
                                                       ----------------------
Net deferred taxes                                          $               -
                                                       ======================

The following table reconciles the amount which would be provided by applying the 34% federal statutory rate to income before income tax expense to federal income taxes actually provided (in thousands):

                                                          DECEMBER 31
                                                          -----------
                                                     1997                 1996
                                                     ----                 ----
Income taxes at federal statutory rate           $  (1,470)           $  (1,245)
Benefit of tax losses not recognized                 1,470                1,245
                                                 ---------            ---------
  Total income tax expense                       $       -            $       -
                                                 =========            =========

At December 31, 1997, the Company has NOLs of approximately $8,795,000 for income tax purposes which will expire between 2009 and 2012. The use of the NOLs is limited to future taxable earnings of the Company.

In 1996, cumulative purchases and transfers of the Company's Common Stock caused an ownership change under Internal Revenue Code Section 382 which could result in a limitation of the Company's ability to utilize net operating losses up to that date. At this time, it has not been determined whether this limitation will affect the Company's future tax liability.

Note 4.  Stockholders' Equity

Preferred Stock

Pursuant to the Company's Articles of Incorporation, the Company's Board of Directors may issue up to 5,000,000 shares of Preferred Stock. The Company's Board of Directors has the authority to fix the rights, powers, preferences and privileges, and the qualifications, limitations or restrictions thereof, of any series of Preferred Stock, including but not limited to dividend rights, dividend rates, conversion rights, voting rights, and liquidation preferences.

On April 14, 1997, the Company sold 3,300,000 shares of non-voting, Series A Preferred Stock (Preferred Stock) for gross proceeds of $3,300,000. In connection with the sale, the Company agreed to pay commissions of $330,000 and issue warrants to purchase 1,550,000 shares of Common Stock to certain placement agents. Of the 1,550,000 warrants, 1,050,000 are exercisable at $2.25 per share and 500,000 are exercisable at $3.00 per share. All such warrants may be exercised for a period of three years from the date of grant. The Preferred Stock yields a 7% dividend, which the Company can elect to pay in cash or Common Stock. Such amounts are accrued and are included in the other current liabilities portion of the December 31, 1997 balance sheet. The Preferred Stock can be converted into Common Stock at the lesser of $2.25 per share or 75% of the average closing price for the previous eight trading days prior to conversion. The Company can decline to convert the shares and can instead redeem the shares by payment of 125% of the purchase price paid by the holders and accrued but unpaid dividends on that portion. As of December 31, 1997, 3,200,000 shares of the 3,300,000 Preferred Stock shares had been converted to 2,638,344 shares of Common Stock.

Recently a Securities and Exchange Commission interpretation was published whereby net loss applicable to common stockholders must reflect as a dividend the amount of any specified discount to the market price of Common Stock into which the Preferred Stock is convertible. Because the Preferred Stock described above contains a conversion feature, the net loss applicable to common stockholders for the twelve-month period was increased by $833,000 for an imputed Preferred Stock dividend recognized upon issuance of the Preferred Stock equivalent to the discount from 75% of the fair market value of the Common Stock for the eight trading days prior to April 14, 1997 times the number of common shares reserved for conversion.

Common Stock

During 1997, 3,200,000 shares of Preferred Stock were converted into 2,638,344 shares of Common Stock.

In January 1997, the Company sold 257,000 shares of Common Stock at a price of $1.95 per share. Net proceeds to the Company relating to this transaction totaled $465,000.

In June 1996, the Company raised $6,247,000, net of offering costs, from its IPO of 1,400,000 shares of Common Stock.

Warrants

During the third quarter 1997, 1,500,000 of the warrants issued in conjunction with the April 1997 sale of Preferred Stock were repriced to $1.00. In connection with the repricing of the warrants, the Company entered into an agreement with the warrant holder pursuant to which, for each 100 shares purchased for $1.00 under the repriced warrants, the Company issued to the warrant holder new warrants to purchase 70 shares at an exercise price of $2.25 and 30 shares at an exercise price of $3.00. Subsequently, the Company repriced
these newly-issued warrants to $2.00 per share.    During September 1997,
1,500,000 of $1.00 warrants were exercised and 1,500,000 shares of Common Stock
were issued.  Net proceeds to the Company totaled $1,410,000.   During October
and November 1997, 506,500 of the $2.00 warrants were exercised and the same number of shares of common stock were issued. Gross proceeds to the Company totaled $1,013,000.

The Company also entered into an agreement whereby if the 1,500,000 $2.00 warrants are exercised before February 27, 1998, new warrants will be issued up to 1,500,000, priced at $3.00 expiring July 31, 1998. At December 31, 1997, 506,500 of the $3.00 warrants had been issued. No additional $3.00 warrants were issued. The remaining 993,500 of the $2.00 warrants were repriced as follows: 139,489 warrants to purchase common shares at $2.00; 458,319 warrants to purchase common shares at $2.25; 199,269 warrants to purchase common shares at $2.50 and 196,423 warrants to purchase common shares at $3.00.

The Company has authorized the issuance of 1,610,000 warrants to purchase an aggregate of 805,000 shares of Common Stock and has reserved 805,000 shares of Common Stock for issuance upon exercise of these warrants. Of the 1,610,000 warrants 1,400,000 were sold in conjunction with the initial public offering. Two of these warrants entitle the registered holder to purchase one share of Common Stock at an exercise price of $7.65 per share at any time during a 23-month period beginning July 4, 1997. These warrants may be exercised only in quantities to purchase full shares of Common Stock. Beginning July 4, 1997, the warrants are redeemable by the Company on 30 days' prior written notice at a redemption price of $0.25 per warrant, provided the average closing bid price of the Company's Common Stock in the Nasdaq Small Cap Market for any 10 consecutive trading days ending with five days of the notice of redemption exceeds $8.80 per share (subject to adjustment by the Company in the event of any reverse stock split or similar events.) All of these warrants not exercised prior to the redemption date must be redeemed if any are redeemed. In addition, the underwriter of the initial public offering can purchase 210,000 shares at an average price of $9.57. The underwriter's warrants are exercisable for a 48 month period commencing July 4, 1997.

In conjunction with the purchase of the assets and liabilities from ENTEX, the Company issued a warrant to ENTEX to purchase approximately 64,000 shares of the Company's Common Stock. The exercise price of the shares underlying the warrant is $5.75. The warrant will automatically terminate on August 29, 2000.

Deferred Compensation

Deferred compensation represents the amount recorded as compensation resulting from the agreement between the Company's primary shareholder and CEO and another officer of the Company. Pursuant to this agreement, the Company's CEO sold shares to the other officer at a price that was in the aggregate $100,000 below the deemed fair market value of the shares sold. The Company recorded deferred compensation and a credit to Common Stock of $100,000 at December 31, 1995. The amortization expense recorded during the year ended December 31, 1997 totaled $50,000 and the deferred compensation is fully amortized at December 31, 1997.

Note 5.  Stock Options

On July 24, 1995, the Company adopted the Founders and Consultant Stock Option Plan (1995 Plan) for employees, directors and consultants of the Company. The 1995 Plan provides for the issuance of incentive and non-statutory stock options of up to 852,500 shares of the Company's Common Stock. Options issued under the 1995 Plan are exercisable under conditions as determined by the Company's Board of Directors, with the term of each option being a maximum of ten years from the date of grant.

On November 2, 1995, the Company adopted the 1996 Stock Option Plan (1996 Plan) for employees, directors and consultants of the Company. The 1996 Plan provides for the issuance of incentive and non-statutory stock options of up to 387,500 shares of the Company's Common Stock. Options issued under the 1996 Plan are exercisable under conditions determined by the Company's Board of Directors, with the terms of each option being a maximum of ten years from the date of grant.

On November 2, 1995, the Company also adopted the Stock Option Plan for Non-Employee Directors (Non-Employee Plan). Each member of the Company's Board of Directors who is not otherwise an employee of the Company is eligible to participate in this plan. All options granted under this plan are non-statutory and expire no later than ten years from the date of grant. The Non-Employee Plan provides for the issuance of up to 58,125 shares of the Company's Common Stock. Each of the three Non-Employee Directors received 7,750 options on the date of adoption of this plan and each Non-Employee Director is eligible to receive an additional grant of 5,812 shares annually. Pursuant to this plan, during 1997, each Non-Employee Director received a grant of 5,812 shares. All options granted under this plan vest 40%, 30% and 30% at the first, second and third annual meeting after the date of grant, respectively.

The Company has elected to follow Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" (APB 25) and related interpretations in accounting for its stock options because, as discussed below, the alternative fair value accounting provided for under Financial Accounting Standards Board No. 123 "Accounting for Stock-based Compensation" (SFAS 123) requires use of option valuation models that were not developed for use in valuing stock options. Under the provisions of APB 25, no compensation expense is recognized when stock options are granted with exercise prices equal to or greater than market value on the date of grant.

Pro forma information regarding net income and earnings per share is required by SFAS 123, which also requires that the information be determined as if the Company has accounted for its stock options granted subsequent to December 31, 1994 under the fair value method of that Statement. The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions for 1997 and 1996: risk-free interest rates ranging from 6.0% to 7.0% in 1997 and 1996, a dividend yield of 0%, volatility factor of the expected market price of the Company's Common Stock of 0.857 in 1997 and 0.438 in 1996 and an average expected life of the options of 5 years.

The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options that have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

A summary of the Company's stock option activity and related information follows:

                                                                      WEIGHTED AVERAGE
                                                OPTIONS                EXERCISE PRICE
                                        ---------------------     ----------------------
Outstanding at December 31, 1995                    1,119,784                      $3.32
Granted                                               331,425                      $3.84
Exercised                                             (27,125)                     $2.58
Forfeited or expired                                  (85,250)                     $2.58
                                        ---------------------

Outstanding at December 31, 1996                    1,338,834                      $3.51

Granted                                               885,520                      $2.54
Exercised                                                   -                      $   -
Forfeited or expired                                 (581,967)                     $2.82
                                        ---------------------

Outstanding at December 31, 1997                    1,642,387                      $3.21
                                        =====================

A summary of the status of the fixed options outstanding at December 31, 1997 follows:

                                            OUTSTANDING OPTIONS                                    EXERCISABLE OPTIONS
                     -------------------------------------------------------------         ----------------------------------

                                           WEIGHTED-AVERAGE          WEIGHTED-                                  WEIGHTED-
                           NUMBER OF           REMAINING              AVERAGE                 NUMBER OF          AVERAGE
OPTION PRICE RANGE          OPTIONS        CONTRACTUAL LIFE       EXERCISE PRICE               OPTIONS        EXERCISE PRICE
----------------------------------------------------------------------------------         ----------------------------------
$1.50 to $2.25                  49,320    5 years                            $1.78                 20,260               $2.00
$2.50 to $3.25               1,201,317    4.4 years                          $2.58                655,399               $2.58
$3.25 and higher               391,750    3.5 years                          $5.33                292,363               $5.86

The weighted average fair value of options granted during 1997 and 1996 were as follows:

                                                               1997      1996
                                                              -----     -----

Stock price equals exercise price on date of grant            $1.16     $1.87
Stock price is less than exercise price on date of grant      $1.02     $1.59

For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. If the Company had elected to recognize compensation cost based on the fair value of the stock options at grant date as allowed by the SFAS 123 compensation expense of $446,000 and $224,000 would have been recorded for 1997 and 1996, respectively.

The Company's pro forma information for the years ending December 31 follows:


                                           1997                      1996
                                           ----                      ----
Net income (loss):
  As reported                           $(5,252,000)             $(3,663,000)
  Pro forma                             $(5,698,000)             $(3,887,000)
Earnings (loss) per share:
  As reported                           $     (0.84)             $     (0.90)
  Pro forma earnings per share          $     (0.91)             $     (0.96)

In addition to the employee stock options described above, the Company also granted options to purchase 212,371 shares of the Company's Common Stock to non-employees during the year ended December 31, 1997. These non-employee options have exercise prices ranging from $2.58 to $3.25 per share with expiration dates ranging from one to three years. In accordance with the provisions of SFAS 123, the Company has recognized approximately $52,000 of compensation expense related to these options during the year ended December 31, 1997.

Note 6.  Related Party Transactions

In October 1997, the Company entered into an agreement with Treuhand, Inc. ("Treuhand"), a corporation wholly-owned by Blair William McNea, a board member and former officer of the Company. This agreement provides for Treuhand to be paid 3% of any cash proceeds raised for the Company on the part of Treuhand. Additionally, Treuhand will receive warrants to purchase common stock equal to 2.5% of the total dollar value of money raised by Treuhand at the share price at which money is raised. In October, Mr. McNea resigned as the Company's Chief Financial Officer and Corporate Secretary. Mr. McNea continues to serve as an "outside" member of the Company's board of directors. During 1997, the Company made $80,480 in payments to Treuhand. Those payments were compensation associated with the raising of $5,813,000 in capital for the Company. In addition, during 1997, 120,260 options were granted to Treuhand. In 1996, the
Company made no payments to Treuhand.   In 1995, the Company's Chairman and
largest shareholder granted this same board member and former officer an option to acquire up to 87,746 shares of stock in the Company at a price of $1.42 per share. This option expires September 26, 2000.

During 1997, the Company made $24,000 in payments to Bryan Finkel, a member of the Company's board of directors. These payments were made in conjunction with consulting services performed for the Company.

Opus Capital, Inc. (Opus) was paid $10,000 for services rendered during the initial capitalization efforts for the Company in August 1995. Opus was also under retainer at a rate of $10,000 per month from September 1, 1995 through April 30, 1996 for consulting services to the Company's management including consulting services related to the Company's initial public offering. The total amount paid to Opus was classified as an offering cost. Opus received stock options to purchase an aggregate of 179,025 shares of the Company's Common Stock.

The Company leases office furniture and equipment from the Company's majority shareholder and CEO at a cost of approximately $10,000 per year under an operating lease with a term of three years. At the end of the term, the Company may purchase the office furniture and equipment at fair market value. This transaction was made at arms length and was based upon an independent valuation.

Note 7.  Commitments and Contingencies

The Company's majority shareholder and CEO entered into an employment agreement in 1996 with the Company that provides for a base salary of $180,000 in calendar year 1997 and additional bonuses based upon the Company's performance. This employee is entitled to receive a termination payment equal to 100% of his then current annual salary plus monthly payments for twelve months totaling his then current annual salary, if his employment is terminated by the Company, with or without cause. Although this agreement has expired, the Company intends to extend or renew the agreement with similar terms.

The Company has entered into agreements with its primary suppliers to act as an authorized reseller. Typically, these agreements extend for one year and are generally renewable for additional one-year periods unless terminated sooner by mutual consent of the parties or a breach by one of the parties of the agreement provisions. Certain of these agreements include provisions for the Company to meet specified sales goals. The loss of such agreements could have a material adverse effect on the Company's business. However, although there can be no assurance of such, management of the Company believes that if one of these contracts were to be terminated by a supplier, the Company would be able to obtain similar hardware or software from other suppliers.

Note 8.  Significant Contract Adjustment (Unaudited)

As part of the year end financial statement closing process, the Company reviewed its revenue recognition calculations under the percentage of completion method. Historically, the Company has measured progress to completion on a ratio of costs incurred to total estimated costs. It determined, however, with respect to its largest contract in process, that a calculation based on labor costs would most accurately reflect progress to completion. As a result, the Company recorded deferred revenue on this contract of $949,000 at December 31, 1997. This amount is comprised of the excess of partial billings of $2,523,000 over the sum of costs incurred on this uncompleted contract plus estimated earnings of $1,574,000. The Company initially recorded revenue from this contract, which was entered into in September 1997, using total costs. If the Company had reflected revenue on this contract using the labor cost incurred to total expected labor costs method at September 30, 1997, the Company's third quarter results would have been as follows:


                                As Reported      As Adjusted
                                ------------    ------------

     Revenue                     $ 1,441,000     $   583,000
     Cost of revenue               1,056,000         639,000
     Gross profit                    385,000         (56,000)
     Net loss                     (1,322,000)     (1,763,000)


Based upon current projections, the Company expects to complete its obligations under the contract and recognize on a ratable basis all of the revenue deferred at December 31, 1997 by September 30, 1998.

Management's Discussion and Analysis of Financial Conditions and Results of Operations


Revenue
-------

     Total revenue for the nine month period ending September 30, 1998, was $114,411. As in prior years, revenue has remained small as MindWorks continues to develop its marketing partners and programs. All revenue is attributed to license revenue with no service and maintenance revenue generated during the period.

Cost of Revenue
---------------

     Total cost of revenue for the nine-month period ended September 30, 1998, was $18,147 and consisted of material, labor and royalty cost for third party software and remained at 16% of revenue.

Research and Development Cost
-----------------------------

     Research and development cost incurred for the nine-month period ending September 30, 1998, was $600,000 as MindWorks continued its new product development effort and upgrade of its product line. MindWorks outsources this R & D effort to Rebus Technology, who is also its largest shareholder. MindWorks anticipates maintaining the same pace for future R & D effort.

General and Administrative Costs
--------------------------------

     Total general and administrative costs came in at $707,409 for the nine-month period ending September 30, 1998. This cost is lower than previous years as MindWorks curtailed its marketing and advertising expenses to a negligible level. MindWorks expects to increase these expenses substantially in future periods.

Liquidity and Capital Resources
-------------------------------

     MindWorks' liquidity is generated primarily from outside sources and is used to fund short-term capital needs. As of September 30, 1998, the Company had a working capital deficit of $722,534. Historically, MindWorks has raised in excess of $8 million in gross proceeds by selling its common and preferred stock and short-term borrowing. MindWorks believes that its prospects for raising operating capital is fair. There can be no assurance that MindWorks will be able to raise the necessary capital to sustain operations.

     MindWorks is in discussions with several potential investors to raise additional capital to fund the proposed merger with ImageMatrix and provide general working capital for its operations.

--------------------------------------------------------------------------------
                              MindWorks Corporation
                                  Balance Sheet
                                    30-Sep-98

                                     Assets

Current assets:
Accounts receivable, net                               $            9,851.41
Prepaid expenses                                       $            7,943.61

                                                       ----------------------
               Total current assets                    $           17,795.02

Property & equipment:
Machinery & equipment                                  $           79,433.71
Accumulated depreciation                               $          (52,081.57)

                                                       ----------------------
         Total property & equipment                    $           27,352.14

                                                       ----------------------
                                                       $           45,147.16

                       Liabilities and Shareholder's Equity

Current liabilities:
Bank overdraft                                         $           12,212.63
Accounts payable                                       $          204,353.47
Accrued expenses                                       $          110,610.58
Notes payable - Rebus                                  $          100,000.00
Notes payable - Bradley                                $          313,153.00

                                                       ----------------------
          Total current liabilities                    $          740,329.68

Long-term liabilities:
Notes payable - Rebus                                  $        1,138,786.00

                                                       ----------------------
        Total long-term liabilities                    $        1,138,786.00

Shareholders' equity:
Preferred stock                                        $        4,640,000.00
Stock subscription receivable                          $         (100,000.00)
Common stock                                           $          389,189.00
                                                       ----------------------
                  Retained earnings                    $       (6,763,157.52)


                                                       ----------------------
Total shareholders                                     $       (1,833,968.52)
(deficiency)equity
                                                       ----------------------
                                                       $           45,147.16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              MindWorks Corporation
                             Statement of Operations
                      For the 9 months ended 1997 and 1998

                                                       9/30/98                        9/30/97

                                                Amount         Percent         Amount           Percent
Net revenues                              $   114,411.24       100.00%    $   209,840.00        100.00%

Cost of revenues:
    Materials and services                $    15,499.37         13.5%    $    60,509.00          28.8%
    Royalties                             $     2,648.30          2.3%

            Total cost of revenues        $    18,147.67         15.9%    $    60,509.00          28.8%

                  Gross margin            $    96,263.57         84.1%    $   149,331.00          71.2%

Operating expenses:
Royalty and Technology Transfer Fee       $   600,000.00        524.4%    $   311,094.00         148.3%
    General & administrative              $   707,409.47        618.3%    $ 1,523,972.00         726.3%

             Total operating expenses     $ 1,307,409.47      *******     $ 1,835,066.00       *******

    Net income from operations            $(1,211,145.90)     *******     $(1,685,735.00)      *******

Other (income) expense                    $    73,646.10         64.4%    $   (21,540.00)       -10.3%

    Income before taxes                   $(1,284,792.00)     *******     $(1,664,195.00)      *******

Income Taxes                              $       800.00          0.7%    $       800.00           0.4%

Net Loss                                  $(1,285,592.00)     *******     $(1,664,995.00)      *******

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              MindWorks Corporation
                             Statement of Cash Flows
                        For 9 months ended 1997 and 1998


                                                   9/30/98          9/30/97
                                                   -------          -------

Cash flows from operating activities:
   Net Income                                  $(1,284,792.00)  $(1,664,994.00)
   Adjustments to reconcile net
    income from operations to net cash
    used in operating activities:
      Depreciation and amortization            $    24,400.19   $    56,192.00
      Changes in assets and liabilities:
         Accounts receivable                   $     5,358.40   $   (26,783.00)
         Inventory                             $     5,000.00   $     4,250.00
         Prepaid expenses                      $    (7,943.61)  $    (3,796.00)
         Accounts payable                      $   (27,389.25)  $   139,013.00
         Accrued expenses                      $    75,732.12   $       (18.00)
                                               --------------   --------------
                                               $    75,157.85   $   168,858.00
Net cash (used in) provided by
operating activities                           $(1,209,634.15)  $(1,496,136.00)

Cash flows from investing activities:
      Capital expenditures                     $   (20,793.62)  $   (20,197.00)
                                               --------------   --------------

Net cash (used in) provided by                 $   (20,793.62)  $   (20,197.00)
investing activities

Cash flows from financing activities:
  Change in notes payable                      $ 1,001,439.00   $ 1,325,000.00

  Contributions by shareholders                $   282,409.60   $         0.00
  Changes in Capital Leases                    $         0.00   $      (341.00)
  Stock subscriptions                          $  (100,000.00)  $         0.00
                                               --------------   --------------
      Net cash (used in) provided by
       financing activities                    $ 1,183,848.60   $ 1,324,659.00

Net increase (decrease) in cash                $   (46,579.17)  ($  191,674.00)


Cash at beginning of period                    $    34,366.54   $   203,176.00
                                               --------------   --------------

Cash at end of period                          $   (12,212.63)  $    11,502.00

--------------------------------------------------------------------------------

                             MindWorks Corporation


NOTES TO FINANCIAL STATEMENTS (period ending 9/30/98)

(1)  Summary of Significant Accounting Policies
---  ------------------------------------------

     (a)  The Company
     ---  -----------

          MindWorks Corporation (the Company) was incorporated in the State of California in January 1993. The Company markets and supports imaging and document management software and services to businesses and organizations worldwide.

     (b)  Basis of Presentation
     ---  ---------------------

          These financial statements have been prepared on a basis which anticipates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred substantial losses since its inception, resulting in negative retained earnings of $6,763,157 as of September 30, 1998. The accompanying financial statements have been prepared contemplating the Company continuing in existence as a going concern. Continuation of the Company as a going concern is dependent upon the Company obtaining additional financing and successfully producing and marketing its products.

          Management believes it has the ability to successfully raise additional capital and is currently in discussion with potential investors. The Company has received and accepted a letter of intent to merge with a third party. The Company is also actively marketing its products. Management believes that these factors and others will lead ultimately to the Company obtaining profitable operations and achieving a level of sales adequate to support the Company's cost structure. The financial statements have not been adjusted for the outcome of this uncertainty.

     (c)  Property and Equipment
          ----------------------

          Property and equipment are stated at cost. Depreciation is provided by using the straight-line method over the estimated useful lives of the related assets, generally ranging from three to five years.


     (d)  Cash and Cash Equivalents
          -------------------------

          The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

                             MindWorks Corporation

     -------------------------------------------

          (e)  Revenue Recognition
               -------------------

               The Company recognizes product revenues upon shipment. Sales to distributors are made pursuant to agreements which provide the distributor certain rights of return and price protection on unsold merchandise. Revenues from such sales are recognized upon shipment, with a provision for estimated returns and allowances recorded at that time.

          (f)  Fair Value of Financial Instruments
               -----------------------------------

               The following methods and assumptions were used by the Company in estimating its fair value disclosures for instruments:

                   Cash and cash equivalents: The carrying amounts reported in the balance sheet for cash and cash equivalents approximate fair value.

                   Accounts receivable and accounts payable: The fair value of receivables and liabilities approximates cost because of the short period of time to maturity.

                   Royalty payable to shareholder: The fair value of this related party payable cannot be determined.

(2)  Accrued Expense
     ---------------

          A summary of accrued expenses at September 30, 1998 follows:

               Payroll & related employee benefits         $   99,329
               Other                                           11,281
                                                               ------

                                                           $  110,610
                                                           =  =======
(3)  Related Party Transactions
     --------------------------

          (a)  Note Payable-Rebus
               ------------------

               On November 2, 1998 the company issued a long term note payable to Rebus Technology covering all the missed payments the company was obligated to, per the Technology Transfer Agreement from 1996 through to that time. $100,00 of this note is shown under short term Notes payable, and the balance under long term notes payable.

                             MindWorks Corporation



          (b)  Notes Payable- Bradley
               ----------------------

               On April 22, 1998 the company borrowed $250,000 from Ed Bradley, a former Director of the Company and a long time supporter. On June 22, 1998, the company borrowed another $50,000 from Mr. Bradley. The terms and conditions of the note are identical, interest of 10% per annum; 10% warrants kicker and an option to convert the note to equity. The amount showed in the Balance sheet reflects principal and interest due through September 30, 1998.

               The company subsequently borrowed an additional $25,000 from Mr. Bradley under the same terms and conditions as the prior notes on November 1, 1998.

          (c)  Sales
               -----

               Sales to Related Parties were less than 2% of the total sales in the period.

(4)  Stock Options
     -------------

               The company issued an additional 1,199,113 stock options to key employees in 1998. All the options were priced at $0.06 each.

               Additionally, an employee who left the company exercised the vested portion of his stock option which was 45,668 shares.

               These stock options generally vest in quarterly installments over three years from the grant date, expire after ten years and are contingent under the condition of continuing service by the optionee.The only exception has been with Vish Mishra's options of which 10% vested immediately upon joining the company.

(4)  Major Customers and Credit Concentrations
     -----------------------------------------

          The Company sells products to customers primarily in the United States and Europe. The Company performs ongoing credit evaluations of customers, and generally does not require collateral. Allowances are maintained for potential credit losses and such losses have been within management's expectations.

          For the period ended September 30, 1998, Konica was only one customer to whom sales exceeded 5%, sales to all others were considerably less than 5%. Due to the nature of the relationship between Konica and MindWorks, sales for the next year to Konica are expected to continue to exceed 5%. However, there should be additional accounts who will exceed this number for 1999.

                              MindWorks Corporation


(5)  Subsequent Events
     -----------------

     (a)  Merger
          ------

          In November 1998, the Company received and accepted a letter of agreement under which ImageMatrix Corporation would acquire all of the outstanding capital stock of the Company in exchange for previously unissued shares of ImageMatrix Corporation with the effect that the Company's shareholders will receive (or be entitled to receive upon the conversion of convertible instruments or exercise of options and warrants) sixty percent (60%) of the combined entity's common stock. The exchange is contingent upon negotiation, satisfactory completion of due diligence and execution of definitive documentation and other closing consideration.

     (b)  Note Payable - Tomas I. Alcantara
          ---------------------------------

          In December 1998, the Company signed an agreement to borrow $100,000 from Tomas I. Alcantara, the Chairman of the Board of Directors of the Company. This loan is secured by a promissory note, and bears a 10% interest rate and grants 10,000 stock warrants convertible to common stock at $.06 per share to Mr. Alcantara. The loan may also be converted at Mr. Alcantara's option to common stock and warrants. One dollar will convert to 4/10 of a share of common stock plus 1/10 of a warrant which converts to common stock at .06 cents per warrant. These terms are exactly the same as Mr. Bradley's notes.

                       [LETTERHEAD OF BDO SEIDMAN, LLP]

               Report of Independent Certified Public Accountants
               --------------------------------------------------

The Board of Directors and Shareholders
MindWorks Corporation:

We have audited the accompanying balance sheets of MindWorks Corporation as of December 31, 1997 and 1996 and the related statements of operations, shareholders' (deficiency) equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MindWorks Corporation as of December 31, 1997 and 1996 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As more fully disclosed in Note 5(a) to the financial statements, the Company has entered into an agreement with a related party, which requires the payment of significant technology transfer, minimum royalty and development fees.

The accompanying financial statements have been prepared assuming that MindWorks Corporation will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's recurring losses from operations raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to this matter are also described in Note 1. The financial statements do not include any adjustments relating to the recoverability and classification of reported asset amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

/s/ BDO Seidman, LLP

San Jose, California
November 13, 1998

                             MindWorks Corporation
                                Balance Sheets
                          December 31, 1997 and 1996

                                     Assets
                                     ------

                                                     1997                     1996
                                                -----------               -----------
Current assets:
 Cash and cash equivalents                      $    34,100               $   199,300
 Accounts receivable, less allowance
  for doubtful accounts of $35,300,
  and 10,800 in 1997 and 1996 (Note 5)               15,500                    42,400
 Inventories (Note 2)                                     -                    16,200
 Prepaid expenses                                     9,500                    54,900
                                                -----------               -----------
  Total current assets                               59,100                   312,800
                                                -----------               -----------

Furniture and equipment, net (Note 3)                30,400                    23,800
                                                -----------               -----------
                                                $    89,500               $   336,600
                                                ===========               ===========

               Liabilities and Shareholders' (Deficiency) Equity
               -------------------------------------------------

Current liabilities:
 Accounts payable (Note 5)                      $   243,700               $   113,500
 Accrued expenses (Note 4)                           42,000                    35,300
 Income taxes payable (Note 6)                            -                       800
 Current portion of royalty payable
  to shareholder (Notes 5 and 14)                    10,000                         -
                                                -----------               -----------
  Total current liabilities                         295,700                   149,600
                                                -----------               -----------

Long term portion of royalty payable
 to shareholder (Notes 5 and 14)                    668,000                   136,500

Commitments, contingencies and subsequent events (Notes 5 and 14)

Shareholders' (deficiency) equity
 (Notes 1,5,7,8,9 and 14):
 Preferred stock, no par - 5,000,000 shares
  authorized, 1,900,000 and 1,266,667
  shares issued and outstanding
  in 1997 and 1996, respectively.                 4,640,000                 2,740,000
 Common stock, no par - 10,000,000 shares
  authorized, 7,456,517 and 1,455,059
  shares issued and outstanding in
  1997 and 1996, respectively.                      389,200                    29,100
 Stock subscription receivable                     (425,000)                        -
 Accumulated deficit                             (5,478,400)               (2,718,600)
                                                -----------               -----------
  Total shareholders' (deficiency)equity           (874,200)                   50,500
                                                -----------               -----------
                                                $    89,500               $   336,600
                                                ===========               ===========

                See accompanying notes to financial statements.

                             MindWorks Corporation
                           Statements of Operations
                For the years ended December 31, 1997 and 1996


                                                            1997               1996
                                                        ------------       ------------

Sales (Notes 5 and 11)                                  $   233,800        $   224,000

Cost of sales                                                71,300             64,900
                                                        -----------        -----------

  Gross margin                                              162,500            159,100
                                                        -----------        -----------

Operating costs and expenses:
  Royalty and technology transfer fee (Note 5)              841,700            858,600
  General and administrative (Note 5)                     2,088,400          1,963,300
                                                        -----------        -----------

     Total operating expenses                             2,930,100          2,821,900
                                                        -----------        -----------

     Operating loss                                      (2,767,600)        (2,662,800)
                                                        -----------        -----------

Other income:
  Interest income                                             1,500             10,900
  Other income                                                7,100                  -
                                                        -----------        -----------
                                                              8,600             10,900
                                                        -----------        -----------

     Loss before income taxes                            (2,759,000)        (2,651,900)

Income taxes (Note 6)                                           800                800
                                                        -----------        -----------

     Net loss                                           $(2,759,800)       $(2,652,700)
                                                        ===========        ===========

                See accompanying notes to financial statements.

                             MindWorks Corporation
                Statements of Shareholders' (Deficiency) Equity
                 For the years ended December 31, 1997 and 1996



                                    Preferred Stock            Common Stock           Stock
                                 ----------------------   ---------------------    Subscription   Accumulated
                                   Shares      Amount       Shares      Amount      Receivable      Deficit         Total
                                 ----------  ----------   ----------   --------    ------------   ------------   ------------
Balances, January 1, 1996
     Series C                      100,000   $    40,000           -   $      -     $       -      $   (65,900)  $   (25,900)

Issuance of preferred stock
        for cash:
     Series D                    1,000,000     2,200,000           -          -             -                -      2,200,000
     Series E                      166,667       500,000           -          -             -                -        500,000
Issuance of common stock
     for services                        -             -   1,455,059     29,100             -                -         29,100
Net loss                                 -             -           -          -             -       (2,652,700)    (2,652,700)
                                 ---------   -----------   ---------   --------     ---------      -----------    -----------

Balances, December 31, 1996      1,266,667     2,740,000   1,455,059     29,100             -       (2,718,600)        50,500

Issuance of preferred stock
     Series E                      633,333     1,900,000           -          -      (425,000)               -      1,475,000
Issuance of common stock:
     for cash                            -             -   1,666,667    100,000             -                -        100,000
     for services                        -             -   4,334,791    260,100             -                -        260,100
Net loss                                 -             -           -          -             -       (2,759,800)    (2,759,800)
                                 ---------    ----------   ---------   --------     ---------      -----------    -----------
Balances, December 31, 1997      1,900,000    $4,640,000   7,456,517   $389,200     $(425,000)     $(5,478,400)   $  (874,200)
                                 =========    ==========   =========   ========     =========      ===========    ===========


                See accompanying notes to financial statements

                             MindWorks Corporation
                           Statements of Cash Flows
                For the years ended December 31, 1997 and 1996
                                   (Note 13)

Increase (decrease) in cash and cash equivalents:

                                                              1997           1996
                                                           ----------     ----------
Cash flows from operating activities:
  Net loss                                                  $(2,759,800)   $(2,652,700)
  Adjustments to reconcile net loss
     to net cash used in operating
     activities:
      Depreciation and amortization                              17,000          9,200
      Provision for doubtful accounts                            24,500         10,800
      Issuance of common stock for services                     260,100         29,100
      Changes in operating assets and
       liabilities:
       Accounts receivable                                        2,400        (52,300)
       Inventories                                               16,200            300
       Prepaid expenses                                          45,400        (28,400)
       Accounts payable                                         130,200         54,500
       Accrued expenses                                           5,900        (11,300)
       Royalties payable                                        541,500        136,500
                                                            -----------    -----------
         Net cash used in operating
          activities                                         (1,716,600)    (2,504,300)
                                                            -----------    -----------

Cash flows from investing activities:
  Capital expenditures                                          (23,600)       (28,900)
                                                            -----------    -----------
         Net cash used in
          investing activities                                  (23,600)       (28,900)
                                                            -----------    -----------

Cash flows from financing activities:
  Proceeds from issuance of common stock                        100,000              -
  Proceeds from issuance of preferred stock                   1,475,000      2,700,000
                                                            -----------    -----------

       Net cash provided by
          financing activities                                1,575,000      2,700,000
                                                            -----------    -----------

Net (decrease) increase  in cash and cash equivalents          (165,200)       166,800
Cash and cash equivalents, beginning
  of year                                                       199,300         32,500
                                                            -----------    -----------

Cash and cash equivalents, end of year                      $    34,100    $   199,300
                                                            ===========    ===========

                See accompanying notes to financial statements.

                             MindWorks Corporation
                         Notes to Financial Statements
                          December 31, 1997 and 1996


(1)  Summary of Significant Accounting Policies
     ------------------------------------------

     (a)  The Company
          -----------

          MindWorks Corporation (the Company) was incorporated in the State of California in January 1993. The Company markets and supports imaging and document management software and services to businesses and organizations worldwide.

     (b)  Basis of Presentation
          ---------------------

          These financial statements have been prepared on a basis which anticipates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred substantial losses since its inception, resulting in negative working capital of $236,600 and an accumulated deficit of $5,478,400 at December 31, 1997. The accompanying financial statements have been prepared contemplating the Company continuing in existence as a going concern. Continuation of the Company as a going concern is dependent upon the Company obtaining additional financing and successfully producing and marketing its products.

          Management believes it has the ability to successfully raise additional capital and is currently in discussion with potential investors. The Company has received and accepted a letter of intent to merge with a third party (see Note 14). The Company is also actively marketing its products. Management believes that these factors and others will lead ultimately to the Company obtaining profitable operations and achieving a level of sales adequate to support the Company's cost structure. The financial statements have not been adjusted for the outcome of this uncertainty.

     (c)  Property and Equipment
          ----------------------

          Property and equipment are stated at cost. Depreciation is provided by using the straight-line method over the estimated useful lives of the related assets, generally ranging from three to five years.

     (d)  Inventories
          -----------

          Inventories are stated at the lower of cost (first-in, first-out) or market (net realizable value).

     (e)  Cash and Cash Equivalents
          -------------------------

          The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

                             MindWorks Corporation
                         Notes to Financial Statements

(1)  Significant Accounting Policies - continued
     -------------------------------------------

     (f)  Revenue Recognition
          -------------------

          The Company recognizes product revenues upon shipment. Sales to distributors are made pursuant to agreements which provide the distributor certain rights of return and price protection on unsold merchandise. Revenues from such sales are recognized upon shipment, with a provision for estimated returns and allowances recorded at that time.

     (g)  Income Taxes
          ------------

          The Company reports income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes". Deferred income taxes are recognized for the tax consequences of temporary differences by applying the tax rate expected to be in effect in future years to differences between the financial statements carrying amounts and the tax basis of existing assets and liabilities. Valuation allowances are provided when, in the opinion of management, realization of deferred tax assets is not considered more likely than not. Tax credits are recorded as a reduction of the provision for federal income taxes in the year realized.

     (h)  Use of Estimates
          ----------------

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (i)  Long-Lived Assets
          -----------------

          Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", requires that long-lived assets and certain identifiable intangibles held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

                             MindWorks Corporation
                         Notes to Financial Statements

(1)  Significant Accounting Policies - continued
     -------------------------------------------

     (j)  Adoption of New Accounting Pronouncements
          -----------------------------------------

          In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 129 (SFAS 129), "Disclosure of Information about Capital Structure." SFAS 129 requires disclosure of certain information related to the company's capital structure and is not anticipated to have a material impact on the Company's financial position or results of operations.

          In June 1997, the Financial Accounting Standards Board issued Statement of Financial Standards No. 130, "Reporting Comprehensive Income" (SFAS 130), which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. It will not have an impact on the Company's financial position or results of operations.

          In June 1997, the Financial Accounting Standards Board issued Statement of Financial standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" (SFAS 131), which establishes standards for the way that public companies report information about operating segments in annual financial statements issued to the public. SFAS 131 is effective for financial statement for periods beginning after December 15, 1997 and requires comparative information for earlier years to be restated. The Company believes it operates under one business segment and has already substantially complied with the financial statement disclosures. Results of operations and financial position, however, will be unaffected by implementation of this standard.

     (k)  Fair Value of Financial Instruments
          -----------------------------------

          The following methods and assumptions were used by the Company in estimating its fair value disclosures for instruments:

            Cash and cash equivalents: The carrying amounts reported in the balance sheet for cash and cash equivalents approximate fair value.

            Accounts receivable and accounts payable: The fair value of receivables and liabilities approximates cost because of the short period of time to maturity.

            Royalty payable to shareholder: The fair value of this related party payable cannot be determined.

                             MindWorks Corporation
                         Notes to Financial Statements

     (l)  Bankruptcy
          ----------

          On December 27, 1995, the Bankruptcy Court confirmed the Company's plan of reorganization. The confirmation provided for the following.

            Secured Claim - The Company's $300,000 of secured debt (secured by the Company's assets) was exchanged for 100,000 shares of Series C Preferred Stock. The Bankruptcy Court valued this stock at $40,000, the fair market value of the Company's remaining assets.

            Trade Claim - The holder of $1,800 in trade claims received the full amount plus interest of 7% paid in six monthly installments.

            Employee Claims - These claims of approximately $5,600 were paid in full plus interest of 7% paid in six monthly installments.

            Unsecured claims - These claims shared on pro-rata basis a pool of $35,000. The aggregate value of the unsecured claims was held by general creditors was $47,000.

            Class A & B Preferred Stock and Common Stock - All shares of stock were cancelled on the effective date and the holders of interest in the three classes did not retain or receive anything under the plan of reorganization.

       The Company accounted for the reorganization using a fresh-start reporting basis. The book value of assets and liabilities approximated their fair value at the time of the reorganization.

(2)  Inventories
     -----------

     A summary of inventories at December 31, 1997 and 1996 follows:

                                    1997       1996
                                 --------   --------
       Inventory - software      $  3,400   $ 13,800
       Inventory - hardware         1,600      2,400
       Reserve for inventory       (5,000)         -
                                 --------    -------
                                 $      -    $16,200
                                 ========    =======

                             MindWorks Corporation
                         Notes to Financial Statements

(3)  Furniture and Equipment
     -----------------------

     A summary of furniture and equipment as of December 31, 1997 and 1996 follows:

                                              1997      1996
        Machinery and equipment            $ 55,300  $ 31,700
        Furniture and fixtures                2,800     2,800
                                           --------  --------
                                             58,100    34,500
        Less accumulated depreciation        27,700    10,700
                                           --------  --------
                                           $ 30,400  $ 23,800
                                           ========  ========


(4)  Accrued Expenses
     ----------------

     A summary of accrued expenses at December 31, 1997 and 1996 follows:

                                          1997      1996
                                         -------   -------
Payroll & related employee benefits      $37,300   $34,600
Other                                      4,700       700
                                         -------   -------
                                         $42,000   $35,300
                                         =======   =======

(5)  Related Party Transactions
     --------------------------

     (a)  Royalty Payable
     ---  ---------------

          In January 1996, the Company entered into a Technology Transfer Agreement with Rebus Technology (a shareholder), under which the Company paid Rebus $500,000 for an undivided one-half ownership interest in, and right to use, certain software. In addition, the agreement stipulated a minimum royalty and development fee payment to Rebus in the amount of $33,333 per month for 1996. Effective January 1997, an amended Technology transfer Agreement was executed with Rebus, which increased the minimum royalty and development fee to $66,666 per month. Rebus also received shares of the Company's common stock pursuant to the Agreement. Royalty and technology transfer expenses were $841,700 and $858,600 in 1997 and 1996 respectively. Common stock issued to Rebus for services had a value of $260,100 in 1997 and $ 8,100 in 1996. In January 1997, the Company defaulted on the payment schedule and owed Rebus $678,000 and $136,500 as of December 31, 1997 and 1996, respectively. On November 2, 1998, this obligation was converted to a note payable. As such the current and long term classification of this liability reflects the term of the new note (see Note 14). The Technology Transfer Agreement remains in effect. The Company, in addition to the note payable, also is obligated to pay royalty and development fees of $800,000 in both 1998 and 1999.

                             MindWorks Corporation
                         Notes to Financial Statements

(5)  Related Party Transactions - continued
     --------------------------------------

     (b)  Distribution and Marketing Agreements
          -------------------------------------

          In April 1996, the Company entered into a non-exclusive Distribution Agreement with Quest Imaging (a shareholder). Under the terms of this agreement, the Company is required to provide technical support and sales literature and to provide product at a 50% discount from retail price. This agreement is automatically renewable on a year to year basis. Sales under this agreement were $12,800 and $6,600 in 1997 and 1996, respectively.

     (c)  Common Stock Issue
          ------------------

          During 1997 and 1996, the Company issued common stock to related parties in exchange for services rendered to the company.

     (d)  Consulting Agreement
          --------------------

          In October 1995, the Company entered into an agreement with Panagea, a shareholder, to hire Panagea to provide consulting services to the Company. The agreement stipulates a minimum retainer fee of $5,000 per month for services. The agreement requires a 30-day notice by either party to terminate the contract. In addition, Panagea received 90,588 shares of common stock during 1996. Consulting fees paid to Panagea were $28,000 and $126,700 in 1997 and 1996, respectively.

     (e)  Sales
          -----

          Sales to related parties were $35,800 and $129,300 in 1997 and 1996 respectively. Receivable and payable balances from related parties at December 31, 1997 and 1996 were as follows:

                                                1997      1996
                                              --------   -------
                Receivable:
                  Quest Imaging (Note 5b)      $13,400   $11,000
                                               =======   =======

                Payable:
                  Panagea (Note 5d)            $12,500   $     -
                                               =======   =======


                             MindWorks Corporation
                         Notes to Financial Statements

(6)  Income Taxes
     ------------

     As of December 31, 1997, the Company had net operating loss carryovers of $6,399,000 and $ 3,069,000 for Federal and California state income tax purposes, respectively to offset future taxable income, if any, through the year 2012.

     Pursuant to the "change in ownership" provisions of the Tax Reform Act of 1986, utilization of the Company's net operating loss carryover may be limited, if a cumulative change of ownership of more than 50% occurs within any three-year period.

     Income tax expense for the years ended December 31, 1997 and 1996, comprise:


           1997              Current   Deferred      Total
                             -------   --------      -----
                Federal      $     -   $      -      $   -
                State            800          -        800
                             -------   --------      -----
                             $   800   $      -      $ 800
                             =======   ========      =====

           1996              Current   Deferred      Total
                             -------   --------      -----
                Federal      $     -   $      -      $   -
                State            800          -        800
                             -------   --------      -----
                             $   800   $      -      $ 800
                             =======   ========      =====

     The following summarizes the differences between the income tax (benefit) expense and the amount computed by applying the Federal income tax rate of 34% in 1997 and 1996 to loss before income taxes:

                                                                1997               1996
                                                            ----------          ------------
        Federal income tax at statutory rate                $ (938,000)         $  (902,000)
        State income tax, net of Federal tax benefit          (169,000)            (163,000)
        Tax benefit from losses not recognized               1,106,200            1,064,200
                                                            ----------          -----------
        Income tax expense                                  $      800          $       800
                                                            ==========          ===========


     Deferred income taxes are as follows:

                                                                 1997              1996
                                                           -----------         -----------

          Net operating loss carryovers                    $ 2,362,900         $ 1,486,000
          Reserves not currently deductible                     20,800               7,400
          Accumulated depreciation                              (2,200)                  -
                                                            ----------          ----------
          Gross deferred tax assets                          2,381,500           1,493,400
          Valuation allowances                              (2,381,500)         (1,493,400)
                                                            ----------         -----------
            Net deferred tax assets                         $        -         $         -
                                                            ==========         ===========

     In fiscal 1997 and 1996, the Company's valuation allowance on deferred tax assets increased $888,100 and $973,600, respectively.

                             MindWorks Corporation
                         Notes to Financial Statements

(7)  Preferred Stock
     ---------------

     The Company is authorized to issue 5,000,000 shares of no par value preferred stock, of which 100,000 shares have been designated Series C Preferred Stock, 1,000,000 shares have been designated Series D Preferred Stock and 800,000 shares have been designated Series E Preferred Stock.

     The rights, preferences, and privileges of the Series C, D and E Preferred Stock are as follows:

          (I) The Shareholders of Series D Preferred Stock have a liquidation preference of $2.20 per share, plus all declared but unpaid dividends. The remaining assets will then be distributed to holders of Series C and E Preferred Stock up to the liquidation preference amount. Thereafter, any remaining assets will be distributed ratably to the common shareholders on an "as if" converted basis.

          (II) Each share of the preferred stock is convertible into a fully paid and nonassessable share of common stock.

          (III) Each share of preferred stock has voting rights on an "as if" converted basis.

          (IV) All Series C, D and E Preferred Stock is protected by a certain antidilution provision. The Preferred Stock converts automatically upon an initial public offering with net proceeds of $3.00 per share in excess of $7,000,000 for Series C and D and $5.00 per share in excess of $7,000,000 for Series E.

(8)  Common Stock
     ------------

     The Company is authorized to issue 10,000,000 shares of no par value common stock. The Company has reserved 2,500,000 shares of its common stock for issuance under its incentive and nonqualified stock option plan (the Plan) which provides for the granting of stock options to employees (including officers, directors, and consultants) at prices not less than 85% of the fair market value of common stock as determined by the Board of Directors at the date of grant. These stock options generally vest in quarterly installments over three years from the grant date, expire after ten years and are contingent under the condition of continuing service by the optionee.

                             MindWorks Corporation
                         Notes to Financial Statements

(8)  Common Stock - continued
     ------------------------

     A summary of transactions under the stock option plan follows:

                                                    Options Outstanding
                                                    -------------------    Weighted
                                                              Weighted      Average
                                        Options               Average      Remaining
                                       available              Exercise    Contractual
                                       for grant    Shares      Price        Life
                                       ----------   -------   ---------   -----------
     Balance at January 1, 1996        2,500,000          -
       Granted                          (101,702)   101,702        $.02       10 yrs.
                                       ---------
     Balance at December 31, 1996      2,398,298    101,702        $.02      9.5 yrs.
       Granted                          (367,500)   367,500        $.06
                                       ---------    -------        ----
     Balance at December 31, 1997      2,030,798    469,202        $.05        9 yrs.
                                       =========    =======        ====


     At December 31, 1997, options to purchase 118,698 shares of the Company's common stock were exercisable but no options have been exercised to date
     (see Note 14(d)).   The Company continues to use the accounting prescribed
     by Accounting Principles Board Opinion No. 25, for employee option grants and believes that there is no material difference in net loss had the fair value based method of accounting been applied.

(9)  Financing Agreement
     -------------------

     During 1995, the Company entered into an agreement with Alsons Corporation to provide financing in the amount of $5,000,000 in exchange for Preferred Stock and Common Stock over a three years period. Alsons' 1995 financing in the amount of $300,000 converted to 100,000 shares of Series C Preferred Stock. As a result of the bankruptcy, the Series C Preferred Stock was assigned a value of $40,000. During 1996, Alsons provided financing in the amount of $2,700,000 in exchange for 1,000,000 shares of Series D Preferred Stock and 166,667 shares of Series E Preferred Stock. During 1997, Alsons contributed $1,575,000 in cash and a $425,000 note for 633,333 shares of Series E Preferred Stock and 1,666,667 shares of Common Stock. The $425,000 balance of Stock Subscriptions receivable as of December 31, 1997 was received during 1998.

                             MindWorks Corporation
                         Notes to Financial Statements

(10) Commitments
     -----------

     The Company leases its facility under a non-cancelable operating lease, which expires in December 1998. Future minimum lease payments under this lease are $86,500. Management is currently negotiating a new lease for the same location.

     Rent expense for the years ended December 31, 1997 and 1996, was approximately $83,100 and $79,600 respectively.

     On October 27, 1997, the Company sublet a portion of its facilities to Core Soft Corporation for the term of fourteen months at a rate of $2,500 per month. Rents due under this sublease during 1998 total $30,000.

(11) Major Customers and Credit Concentrations
     -----------------------------------------

     The Company sells products to customers primarily in the United States and Europe. The Company performs ongoing credit evaluations of customers, and generally does not require collateral. Allowances are maintained for potential credit losses and such losses have been within management's expectations.

     For the years ended December 31, 1997 and 1996, there were sales to three customers, which each aggregated 10% or more of revenues. For the year ended December 31, 1997, sales to two customers aggregated approximately 43% of revenues with the largest customer accounting for 32% of revenues. Included in accounts receivable at December 31, 1997 was $13,400 due from this customer. For the year ended December 31, 1996, sales to one customer aggregated approximately 43% of revenues. Included in accounts receivable at December 31, 1996 was $11,000 due from this customer.

(12) Advertising
     -----------

     Advertising costs are expensed as incurred and totaled $434,000 and $466,500 for the years ended December 31, 1997 and 1996, respectively.


(13) Statements of Cash Flows
     ------------------------

                                             1997        1996
                                           ---------   ---------
 Supplemental disclosures of noncash
  investing and financing activities:
  Subscribed stock                         $ 425,000   $       -
                                           =========   =========
 Other supplemental disclosures:
  Interest paid                            $       -   $     200
                                           =========   =========

  Income taxes paid                        $     800   $     800
                                           =========   =========

                             MindWorks Corporation
                         Notes to Financial Statements

(14)  Subsequent Events
      -----------------

      (a)  Merger
           ------

           In November 1998, the Company received and accepted a letter agreement under which ImageMatrix Corporation would acquire all of the outstanding capital stock of the Company in exchange for previously unissued shares of ImageMatrix Corporation with the effect that the Company's shareholders will receive (or be entitled to receive upon the conversion of convertible instruments or exercise of options and warrants) sixty percent (60%) of the combined entity's common stock. The exchange is contingent upon negotiation, satisfactory completion of due diligence and execution of definitive documentation and other closing consideration.

      (b)  Note Payable - Bradley
           ----------------------

           During 1998, the Company signed an agreement to borrow $325,000 from Edward Bradley, a former board member of the Company. This loan is secured by a promissory note, which stipulates the repayment of the loan, by December 31, 1998 or the date of the final investment subscription from Alsons (Note 9), whichever occurs first. The note bears a 10% interest rate and grants 32,500 stock warrants convertible to common stock at $.06 per share to Mr. Bradley. The accrued interest on this loan was $13,200 as of September 30, 1998. The loan may also be converted at Mr. Bradley's option to common stock and warrants. One dollar will convert to 4/10 of a share of common stock plus 1/10 of a warrant which converts to common stock at .06 cents per warrant.

      (c)  Note Payable -Rebus
           -------------------

           On November 2, 1998, the Company converted outstanding debt payable to Rebus Technology to a Promissory Note bearing 10 % interest retroactive to January 1, 1998. The amount of the note, at the conversion date was $1,261,333 and is payable in installments of $10,000 per month beginning December 1, 1998. As of September 30, 1998, the accrued interest payable was $73,790. The agreement stipulates a balloon payment of outstanding principal and interest on May 1, 2001. The agreement also provides for a principal payment of $133,334, upon the later of either Mindworks' receipt of $2,000,000 in debt or equity financing or the closing of the contemplated merger with ImageMatrix.

      (d)  Stock Options
           -----------------------------

           During 1998, 1,294,000 common stock options were issued to employees. These options are exercisable at $.06 each and vest quarterly over a period of three years. During 1998, 68,501 options were converted to common stock and 13,701 options were cancelled. 156,396 additional stock options will vest under the stock option plan during 1998.

                             MindWorks Corporation
                         Notes to Financial Statements

(14)  Subsequent Events - continued
      -----------------------------

      (f)  Structured Settlement
           ---------------------

           In August 1998, the Company settled a complaint in Municipal Court regarding a disputed bill in the amount of $12,000. The agreed upon settlement required the Company to pay $1,500 per month until the liability is repaid in full.

                            IMAGEMATRIX CORPORATION
                    PRO FORMA COMBINED FINANCIAL INFORMATION



On December 29, 1998, ImageMatrix Corporation (ImageMatrix) entered into an agreement to acquire substantially all the outstanding shares of Mindworks Corporation (Mindworks) in exchange for the issuance of an estimated 18,002,446 additional shares of ImageMatrix common stock.

For accounting purposes, the acquisition of Mindworks will be accounted for as a recapitalization of Mindworks, with Mindworks as the acquirer (reverse acquisition) as the shareholders of Mindworks will have effective control of the combined entity.

The accompanying unaudited pro forma balance sheet combines the September 30, 1998 balance sheets of ImageMatrix and Mindworks as if the transaction had occurred on that date.

The accompanying unaudited statements of operations combine the operations of ImageMatrix and Mindworks for the year ended December 31, 1997 and the nine months ended September 30, 1998 as if the transaction had occurred as of the beginning of the periods presented.

These statements are not necessarily indicative of future operations or the actual results that would have occurred had the transaction been consummated at the beginning of the periods indicated.

The unaudited proforma combined financial statements should be read in conjunction with the historical financial statements and notes thereto.

                            ImageMatrix Corporation
                       Pro Forma Combined Balance Sheet
                              September 30, 1998
                                (in thousands)
                                  (Unaudited)

                                                                                       PRO FORMA          PRO FORMA
                                                        IMAGEMATRIX     MINDWORKS     ADJUSTMENTS         COMBINED
                                                        -----------     ---------     -----------         ---------
ASSETS
Current assets
  Cash                                                     $    106           (12)          1,500 /F/     $   1,594
  Restricted cash                                                38             -               -                38
  Accounts receivable, net                                      360            10               -               370
  Unbilled revenues                                             582             -               -               582
  Prepaid expenses and other current assets                     189             8               -               197
                                                        -----------     ---------     -----------         ---------
    Total current assets                                      1,275             6           1,500             2,781

Property and equipment at cost, less accumulated
  depreciation                                                  257            27               -               284
Software development costs                                        -             -           3,900/A/          3,900
Goodwill                                                          -             -             511/A/            511
Other assets                                                     50             -               -                50
                                                        -----------     ---------     -----------         ---------

TOTAL ASSETS                                               $  1,582       $    33       $   5,911         $   7,526
                                                        ===========     =========     ===========         =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable                                         $  1,929           204             745 /B/     $   2,878
  Deferred revenue                                               50             -               -                50
  Other current liabilities                                     403           111               -               514
  Notes Payable                                                   -           413               -               413
                                                        -----------     ---------     -----------         ---------
    Total current liabilities                                 2,382           728             745             3,855

Long term liabilities
  Notes payable                                                   -         1,139               -             1,139

Stockholders' equity
  Preferred stock                                               114         4,640          (4,640)/A/           114
  Stock subscription receivable                                   -          (100)            100 /A/             -
  Common stock                                               11,849           389          (9,097)/A/         9,181
                                                                                            1,500 /F/
                                                                                            4,540 /A/
  Accumulated deficit                                       (12,763)       (6,763)           (500)/C/        (6,763)
                                                                                           13,263 /A/
                                                        -----------     ---------     -----------         ---------
    Total stockholders' equity                                 (800)       (1,834)          5,166             2,532
                                                        -----------     ---------     -----------         ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $  1,582       $    33       $   5,911         $   7,526
                                                        ===========     =========     ===========         =========

/A/ To reflect the issuance of an estimated 18,002,445 shares of ImageMatrix common Stock for substantially 100% of the outstanding shares of MindWorks Corporation.
/B/  To accrue estimated costs of the acquisition of $245,000
/C/ To reflect compensation expense pursuant to employment agreements with the officers of ImageMatrix
/D/  To reflect amortization  of software development costs over 3 years
/E/  To reflect amortization of goodwill over 5 years
/F/  To record Mindworks equity infusion of $1,500,000 upon closing
/G/  Reflects 1 for 10 reverse stock split

                            ImageMatrix Corporation
                  Pro Forma Combined Statement of Operations
                 For the Nine Months Ended September 30, 1998
                     (in thousands, except per share data)
                                  (Unaudited)

                                                                                         PRO FORMA          PRO FORMA
                                                   IMAGEMATRIX        MINDWORKS         ADJUSTMENTS         COMBINED
                                                   -----------        ---------         -----------         ---------
REVENUE:
     Licenses                                        $   3,258          $   114                   -          $  3,372
     Services and maintenance                            1,022                -                   -             1,022
     Hardware and other                                    375                -                   -               375
                                                   -----------        ---------         -----------         ---------
        Total revenue                                    4,655              114                   -             4,769

COST OF REVENUE:
     Licenses                                            1,249               18                   -             1,267
     Services and maintenance                            2,437                -                   -             2,437
     Hardware and other                                    288                -                   -               288
                                                   -----------        ---------         -----------         ---------
        Total cost of revenue                            3,974               18                   -             3,992
                                                   -----------        ---------         -----------         ---------

GROSS PROFIT                                               681               96                   -               777
                                                                                                    /B/
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES             4,357              600               1,052 /D//E/      6,009
RESEARCH AND DEVELOPMENT                                     -              707                   -               707
                                                   -----------        ---------         -----------         ---------

OPERATING LOSS                                          (3,676)          (1,211)             (1,052)           (5,939)

Other expense:
     Interest                                             (116)               -                   -              (116)
     Other nonoperating                                      -              (74)                  -               (74)
                                                   -----------        ---------         -----------         ---------

NET LOSS                                                (3,792)          (1,285)             (1,052)           (6,129)

Preferred stock dividends:
  Imputed (Note 3)                                           -                -                   -                 -
  Accrued                                                   (4)               -                   -                (4)
                                                   -----------        ---------         -----------         ---------

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS           $  (3,796)         $(1,285)          $  (1,052)         $ (6,133)
                                                   ===========        =========         ===========         =========

NET LOSS PER COMMON SHARE                            $   (0.39)               -                   -          $  (2.22)
                                                   ===========        =========         ===========         =========

COMMON SHARES USED IN COMPUTING NET LOSS
  PER COMMON SHARE                                       9,616                -              18,002             2,762 /G/
                                                   ===========        =========         ===========         =========

See notes to consolidated pro forma financial statements

                            ImageMatrix Corporation
                  Pro Forma Combined Statement of Operations
                     For the Year Ended December 31, 1997
                     (in thousands, except per share data)

                                                                                         PRO FORMA          PRO FORMA
                                                  IMAGEMATRIX         MINDWORKS         ADJUSTMENTS         COMBINED
                                                  -----------         ---------         -----------         ---------
REVENUE:
     Licenses                                         $ 3,043          $    234                   -          $  3,277
     Services and maintenance                           1,166                 -                   -             1,166
     Hardware and other                                   925                 -                   -               925
                                                  -----------         ---------         -----------         ---------
        Total revenue                                   5,134               234                   -             5,368

COST OF REVENUE:
     Licenses                                           1,417                71                   -             1,488
     Services and maintenance                           1,327                 -                   -             1,327
     Hardware and other                                   800                 -                   -               800
                                                  -----------         ---------         -----------         ---------
        Total cost of revenue                           3,544                71                   -             3,615
                                                  -----------         ---------         -----------         ---------

GROSS PROFIT                                            1,590               163                   -             1,753
                                                                                                    /B//C/
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES            4,969             2,089               1,647 /D//E/      8,705
RESEARCH AND DEVELOPMENT                                  922               842                   -             1,764
                                                  -----------         ---------         -----------         ---------

OPERATING LOSS                                         (4,301)           (2,768)             (1,647)           (8,716)

Other expense:
     Interest                                             (24)                2                   -               (22)
     Other nonoperating                                     -                 6                   -                 6
                                                  -----------         ---------         -----------         ---------

NET LOSS                                               (4,325)           (2,760)             (1,647)           (8,732)

Preferred stock dividends:
  Imputed (Note 3)                                       (833)                -                   -              (833)
  Accrued                                                 (94)                -                   -               (94)
                                                  -----------         ---------         -----------         ---------

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS            $(5,252)         $ (2,760)          $  (1,647)         $ (9,659)
                                                  -----------         ---------         -----------         ---------

NET LOSS PER COMMON SHARE                             $ (0.84)                -                   -          $  (3.98)
                                                  -----------         ---------         -----------         ---------

COMMON SHARES USED IN COMPUTING NET LOSS
  PER COMMON SHARE                                      6,247                 -              18,002             2,425 /G/
                                                  -----------         ---------         -----------         ---------

See notes to consolidated pro forma financial statements

   CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL
                                  DISCLOSURE

     On April 22, 1998, the Company engaged the accounting firm of Hein + Associates, LLP as its principal independent accountants to audit the Company's financial statements for its fiscal year ending December 31, 1998, subject to the approval of such appointment by the shareholders at the Annual Meeting. The appointment of new independent accountants was approved by the Audit Committee and Board of Directors of the Company. The Company dismissed its former independent accountants, Ernst & Young LLP, effective with the appointment of Hein + Associates, LLP.

     Prior to the appointment of Hein + Associates, LLP, management of the Company had not consulted with Hein + Associates, LLP regarding accounting issues.

     During the two most recent fiscal years ended December 31, 1997 and 1996, and the interim period subsequent to December 31, 1997, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, except that in connection with the audit of the Company's year ended December 31, 1997, Ernst & Young LLP informed the Company's Audit Committee in a meeting on April 8, 1998 that it believed the financial statements for the quarter ended September 30, 1997, included in the Company's Form 10-QSB for the quarter ended September 30, 1997, should be restated for the contract adjustment reported in
Note 8 of the Company's annual financial statements for the year ended December 31, 1997 included in the Company's Form 10-KSB filed April 15, 1998.

     The Company believes the disclosures contained in its Form 10-KSB for the year ended December 31, 1997 adequately describe the effect of the contract adjustment on September 30, 1997. In addition, the Company restated such financial statements by filing a Form 10-QSB/A amending the Company's Form 10-QSB for the quarter ended September 30, 1997.

     Ernst & Young LLP's reports on the financial statements for the past two years have contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph in their report dated March 25, 1998 and February 18, 1997 (except as to Note 8, dated April 14, 1997) regarding doubt about the Company's ability to continue as a going concern contained in the financial statements for the years ended December 31, 1997 and 1996.

                             SHAREHOLDER PROPOSALS

     Any proposals from shareholders to be presented for consideration for inclusion in the proxy material in connection with the 1999 annual meeting of shareholders of the Company must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on January 12, 1999. In connection with shareholder proposals that are not presented for inclusion in the proxy materials, proxies solicited in connection with the 1999 annual meeting may confer discretionary voting authority on Company management with respect to certain types of shareholder proposals unless the proposing shareholder notifies the Company at least 45 days prior to the date of mailing the prior year's proxy that such proposal will be made at the meeting. The deadline for such notices in connection with the Company's 1999 annual meeting of shareholders is April 27, 1999.

                                 OTHER MATTERS

     The Company's independent public accountants are Hein + Associates, LLP. Representatives of such firm are expected to be present at the Special Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company's Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.


     The Company will furnish without charge a copy of its Annual Report on Form 10-KSB, including the financial statements, for the fiscal year ended December 31, 1997, filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 to any shareholder (including any beneficial owner) upon written request to Richard L. Barich, Secretary, 400 South Colorado Boulevard, Ste. 500, Denver, Colorado 80222. A copy of the exhibits to such report will be furnished to any shareholder upon written request therefor and payment of a nominal fee.

                                                                APPENDIX A


December 29, 1998



Mr. Gerald E. Henderson, Chief Executive Officer
ImageMatrix Corporation
400 South Colorado Blvd.
Suite 500
Denver, CO 80246

Dear Mr. Henderson,

ImageMatrix Corporation, a Colorado Corporation, ("ImageMatrix" or the "Company") has entered into an Agreement and Plan of Merger (the "Agreement") dated December 29, 1998, with MindWorks Corporation, a California corporation ("MindWorks"), and IMW Holdings, Inc., a California corporation and a wholly-owned subsidiary of ImageMatrix ("Sub"). The Agreement anticipates that the current ImageMatrix Common Shares and the shares underlying options and/or warrants will represent approximately 40% ownership in the combined entities upon completion of the planned merger. The Board of Directors of ImageMatrix requests that Neidiger, Tucker, Bruner, Inc. ("NTB") render its opinion (the "Opinion") as to the fairness of the merger from a financial point of view, to the shareholders of ImageMatrix with regard to the Agreement.

In connection with our examination we have reviewed among other things, (i) the form of the Agreement and Plan of Merger dated December 29, 1998, (ii) Form 10-QSB's for ImageMatrix Corporation for the quarters ended March 31, June 30, September 30, 1998, (iii) Form 10-KSB for the period ending December 31, 1997, and (iv) various other documents and information provided by ImageMatrix and MindWorks and discussions held with the management of both ImageMatrix and MindWorks.

In rendering our Opinion we have relied on the accuracy and completeness of the audited information provided to us by ImageMatrix and MindWorks, the information provided to us by the Company's auditors, the information provided by the management of both ImageMatrix and MindWorks and have made no independent verification of such information.

Mr. Gerald Henderson
ImageMatrix Corporation
December 29, 1998
Page 2


Neidiger, Tucker, Bruner, Inc. as part of its investment banking services, is regularly engaged in the valuation of businesses, securities, and assets in connection with mergers, acquisitions, underwritings, sales and distribution of securities, private placements and valuations for estate, corporate and other purposes.

Based on the foregoing and such other factors as we deem relevant, we are of the opinion that the merger is fair and reasonable from a financial point of view to the shareholders of ImageMatrix Corporation with regard to the Agreement.


Sincerely,

/s/ Anthony B. Petrelli

Anthony B. Petrelli


ABP:gn

                                                                      APPENDIX B



                         AGREEMENT AND PLAN OF MERGER

                                     AMONG

                            MINDWORKS CORPORATION,

                            IMAGEMATRIX CORPORATION

                                      AND

                              IMW HOLDINGS, INC.



                               DECEMBER 29, 1998

                               TABLE OF CONTENTS


ARTICLE I

   DEFINITIONS
   .........................................................................................  7
   1.0    Definitions.......................................................................  7
          -----------

ARTICLE II

   MERGER
   ......................................................................................... 10
   2.1    Filings........................................................................... 10
          -------
   2.2    Merger............................................................................ 10
          ------
   2.3    Further Assurances................................................................ 11
          ------------------
   2.4    Continuity........................................................................ 11
          ----------

ARTICLE III

   CONVERSION OF SHARES
   ......................................................................................... 11
   3.1    Conversion of Sub Shares.......................................................... 11
          ------------------------
   3.2    Conversion of MindWorks Shares.................................................... 11
          ------------------------------
   3.3    MindWorks Stock Options........................................................... 12
          -----------------------
   3.4    Adjustment of Shares.............................................................. 12
          --------------------
   3.5    Dissenting Shares' Notice Regarding Dissenters' Rights............................ 13
          ------------------------------------------------------
   3.6    Exchange of Certificates.......................................................... 13
          ------------------------
          3.6.1     Surrender and Exchange of Certificates.................................. 13
                    --------------------------------------
          3.6.2     Certificates Not Surrendered by Holders of MindWorks Shares............. 13
                    -----------------------------------------------------------
          3.6.3     Notice of Merger........................................................ 14
                    ----------------
          3.6.4     Endorsements; Signature Guaranties...................................... 14
                    ----------------------------------
   3.7    Validity of ImageMatrix Shares.................................................... 14
          ------------------------------
   3.8    No Fractional Shares.............................................................. 14
          --------------------
   3.9    Indemnity Escrow.................................................................. 14
          ----------------
   3.10   Purchase Price Escrow............................................................. 15
          ---------------------

ARTICLE IV

   REPRESENTATIONS AND WARRANTIES OF MINDWORKS
   ......................................................................................... 16
   4.1    Organization, Standing, and Power................................................. 16
          ---------------------------------
   4.2    Authority......................................................................... 16
          ---------

        4.3    No Conflicts........................................................17
               ------------
        4.4    Employees and Consultants...........................................17
               -------------------------
        4.5    Financial Statements................................................17
               --------------------
        4.6    No Undisclosed Liabilities..........................................18
               --------------------------
        4.7    Conduct of Business Since September 30, 1998; Absence of Material
               -----------------------------------------------------------------
               Adverse Change......................................................18
               --------------
        4.8    Capitalization......................................................19
               --------------
        4.9    Properties and Leases...............................................19
               ---------------------
        4.10   Products............................................................20
               --------
        4.11   Insurance...........................................................21
               ---------
        4.12   Litigation..........................................................21
               ----------
        4.13   Material Contracts and Commitments..................................21
               ----------------------------------
        4.14   Taxes...............................................................22
               -----
        4.15   Brokers and Finders.................................................22
               -------------------
        4.16   Subsidiaries........................................................22
               ------------
        4.17   Customers and Suppliers.............................................23
               -----------------------
        4.18   Intellectual Property...............................................23
               ---------------------
        4.19   Transactions with Related Parties...................................24
               ---------------------------------
        4.20   Compliance..........................................................24
               ----------
        4.21   Accounts and Notes Receivable.......................................25
               -----------------------------
        4.22   Deposit Accounts; Powers of Attorney................................25
               ------------------------------------
        4.23   Books of Account....................................................26
               ----------------
        4.24   Sufficient Assets...................................................26
               -----------------
        4.25   Registration Rights.................................................26
               -------------------
        4.26   Consents and Approvals..............................................26
               ----------------------
        4.27   Change in Ownership.................................................26
               -------------------
        4.28   Full Disclosure.....................................................26
               ---------------

ARTICLE V

        REPRESENTATIONS AND WARRANTIES OF IMAGEMATRIX AND SUB
        ...........................................................................27
        5.1    Organization, Standing, and Power...................................27
               ---------------------------------
        5.2    Authority...........................................................27
               ---------
        5.3    No Conflicts........................................................27
               ------------
        5.4    Employees and Consultants...........................................28
               -------------------------
        5.5    Financial Statements................................................28
               --------------------
        5.6    No Undisclosed Liabilities..........................................29
               --------------------------
        5.7    Conduct of Business Since September 30, 1998; Absence of Material
               -----------------------------------------------------------------
               Adverse Change......................................................29
               --------------
       5.8     Capitalization......................................................30
               --------------
       5.9     Properties and Leases...............................................30
               ---------------------
       5.10    Products............................................................31
               --------


          5.11     Insurance..................................................31
                   ---------
          5.12     Litigation.................................................32
                   ----------
          5.13     Material Contracts and Commitments.........................32
                   ----------------------------------
          5.14     Taxes......................................................33
                   -----
          5.15     Brokers and Finders........................................33
                   -------------------
          5.16     Subsidiaries...............................................33
                   ------------
          5.17     Customers and Suppliers....................................33
                   -----------------------
          5.18     Intellectual Property......................................34
                   ---------------------
          5.19     Transactions with Related Parties..........................35
                   ---------------------------------
          5.20     Compliance.................................................35
                   ----------
          5.21     Accounts and Notes Receivable..............................35
                   -----------------------------
          5.22     Deposit Accounts; Powers of Attorney.......................36
                   ------------------------------------
          5.23     Books of Account...........................................36
                   ----------------
          5.24     Sufficient Assets..........................................36
                   -----------------
          5.25     Registration Rights........................................37
                   -------------------
          5.26     Consents and Approvals.....................................37
                   ----------------------
          5.27     Change in Ownership........................................37
                   -------------------
          5.28     Full Disclosure; SEC Reports...............................37
                   ----------------------------
          5.29     Continuation of MindWorks..................................37
                   -------------------------

ARTICLE VI

         COVENANTS
         .....................................................................38
         6.1       No Solicitations; Acquisition Proposals....................38
                   ---------------------------------------
         6.2       Investigation..............................................39
                   -------------
                   6.2.1     Access to Records and Properties.................39
                             --------------------------------
                   6.2.2     Confidentiality..................................39
                             ---------------
         6.3       Governmental Filings.......................................39
                   --------------------
         6.4       Proxy Statements...........................................39
                   ----------------
         6.5       Shareholders' Meetings.....................................40
                   ----------------------
         6.6       Operation of MindWorks Prior to Closing Date...............41
                   --------------------------------------------
         6.7       Operation of ImageMatrix Prior to Closing Date.............42
                   ----------------------------------------------
         6.8       Notification of Certain Matters............................42
                   -------------------------------
         6.9       Consents...................................................43
                   --------
         6.10      Press Releases.............................................43
                   --------------
         6.11      Financial Statements.......................................43
                   --------------------
         6.12      Actions Contrary to Stated Intent..........................44
                   ---------------------------------
         6.13      Employee Plans.............................................44
                   --------------
         6.14      Registration Rights........................................44
                   -------------------
                   6.14.1    Definitions......................................44
                             -----------
                   6.14.2    Requested Registration...........................44
                             ----------------------
                   6.14.3    ImageMatrix Registration.........................45
                             ------------------------


                    6.14.4        Expenses of Registration.........................46
                                  ------------------------
                    6.14.5        Registration Procedures..........................46
                                  -----------------------
                    6.14.6        Indemnification..................................47
                                  ---------------
                    6.14.7        Information by Holder............................47
                                  ---------------------
                    6.14.8        Sale Without Registration........................47
                                  -------------------------
                    6.14.9        Transfer of Registration Rights..................48
                                  -------------------------------
         6.15       Board of Directors of ImageMatrix Following Merger.............48
                    --------------------------------------------------
         6.16       Officers of ImageMatrix Following Merger.......................49
                    ----------------------------------------
         6.17       ImageMatrix Management Incentive Stock Option Program..........49
                    -----------------------------------------------------
         6.18       Wit Capital Corporation........................................49
                    -----------------------

ARTICLE VII

         CLOSING AND CONDITIONS TO CLOSING
         ..........................................................................49
         7.1        Closing Date...................................................49
                    ------------
         7.2        Conditions to Obligations of MindWorks.........................49
                    --------------------------------------
                    7.2.1         Authorization....................................49
                                  -------------
                    7.2.2         Representations, Warranties, and Performance.....49
                                  --------------------------------------------
                    7.2.3         Consents and Approvals...........................50
                                  ----------------------
                    7.2.4         Litigation.......................................50
                                  ----------
                    7.2.5         Opinion of Counsel to ImageMatrix................50
                                  ---------------------------------
                    7.2.6         Employment Agreements............................50
                                  ---------------------
                    7.2.7         Option Agreements................................50
                                  -----------------
                    7.2.8         No Material Adverse Change.......................50
                                  --------------------------
                    7.2.9         Tax Consequences of Transaction..................50
                                  -------------------------------
                    7.2.10        Election of ImageMatrix Directors and Officers...50
                                  ----------------------------------------------
                    7.2.11        Non-Disclosure Agreements........................51
                                  -------------------------
         7.3        Conditions to Obligations of ImageMatrix and Sub...............51
                    -------------------------------------------------
                    7.3.1         Authorization....................................51
                                  -------------
                    7.3.2         Representations, Warranties and Performance......51
                                  -------------------------------------------
                    7.3.3         Consents and Approvals...........................51
                                  ----------------------
                    7.3.4         Litigation.......................................51
                                  ----------
                    7.3.5         Opinion of Counsel to MindWorks..................52
                                  -------------------------------
                    7.3.6         Fairness Opinion.................................52
                                  ----------------
                    7.3.7         Employment Agreements............................52
                                  ---------------------
                    7.3.8         Option Agreements................................52
                                  -----------------
                    7.3.9         Non-Disclosure Agreements........................52
                                  -------------------------
                    7.3.10        Election of ImageMatrix Directors and Officers...52
                                  ----------------------------------------------
                    7.3.11        Financial Position of MindWorks..................52
                                  -------------------------------
                    7.3.12        No Material Adverse Change.......................52
                                  --------------------------
                    7.3.13        FIRPTA Certificate...............................53
                                  ------------------
                    7.3.14        Agreement with Rebus Technology..................53
                                  -------------------------------

                 7.3.15  Bradley Note.......................................53
                         ------------
                 7.3.16  Compliance with Tax Laws...........................53
                         ------------------------
     7.4         Attorneys' Fees............................................53
                 ---------------

ARTICLE VIII

     TERMINATION
     .......................................................................53

     8.1         Termination................................................53
                 -----------
     8.2         Effect of Termination......................................54
                 ---------------------

ARTICLE IX

     SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION
     .......................................................................54
     9.1         Survival of Representations and Warranties.................54
                 ------------------------------------------
     9.2         Indemnification............................................55
                 ---------------

ARTICLE X

     MISCELLANEOUS
     .......................................................................57
     10.1        Amendments and Waivers.....................................57
                 ----------------------
     10.2        Entire Agreement...........................................57
                 ----------------
     10.3        Counterparts...............................................57
                 ------------
     10.4        Headings...................................................57
                 --------
     10.5        Expenses...................................................57
                 --------
     10.6        Notices....................................................57
                 -------
     10.7        No Waiver..................................................58
                 ---------
     10.8        Successors and Assigns.....................................59
                 ----------------------
     10.9        Governing Law..............................................59
                 -------------
     10.10       Arbitration................................................59
                 -----------
     10.11       Attorneys' Fees and Costs..................................60
                 -------------------------
     10.12       Approval of ImageMatrix as Sole Shareholder of Sub.........60
                 --------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER ("Agreement") is made and entered into as of December 29, 1998, among MindWorks Corporation, a California corporation ("MindWorks"), ImageMatrix Corporation, a Colorado corporation ("ImageMatrix"), and IMW Holdings, Inc., a California corporation and a wholly-owned subsidiary of ImageMatrix ("Sub").

                                R E C I T A L S
                                ---------------

     A. The Boards of Directors of MindWorks, ImageMatrix, and Sub deem it advisable and in the best interests of such corporations, and their respective shareholders, that Sub merge with and into MindWorks pursuant to the Agreement of Merger (as defined below) and this Agreement.

     B. In the Merger (as defined below), MindWorks will be the surviving corporation, the shares of MindWorks will be converted into the right to receive shares of common stock of ImageMatrix, and the shares of Sub will be converted into shares of common stock of MindWorks.

     C. The Merger (as defined below) is intended to qualify as a tax-free reorganization under the provisions of Section 368(a)(1)(A) and 368(a)(2)(E) of the Code (as defined below).

                               A G R E E M E N T
                               -----------------

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

      1.0 Definitions.  When used in this Agreement (and any Exhibits and
          -----------
Schedules in which terms are not otherwise defined) the following terms have the following meanings:

     "Agreement of Merger" shall mean the Agreement of Merger substantially in the form of Exhibit 2.1 attached hereto.

     "California GCL" shall mean the General Corporation Law of California, as in effect from time to time.

     "Closing Date" shall mean the date described in Section 7.1.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Colorado BCA" shall mean the Business Corporation Act of Colorado, as in effect from time to time.

     "Effective Time" shall mean the time on the Closing Date which the Merger shall become effective, which shall be 5:00 p.m., California time, on the Closing Date, or such other date and time as the parties may agree in writing.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "ImageMatrix Common Stock" shall mean shares of common stock, no par value, of ImageMatrix.

     "ImageMatrix Preferred Stock" shall mean shares of Preferred Stock, no par value, of ImageMatrix.

     "ImageMatrix Proxy Statement" shall mean the proxy statement of ImageMatrix distributed to holders of ImageMatrix Shares in connection with the ImageMatrix Shareholders' Meeting, as more completely described in Sections 6.4 and 6.5.

     "ImageMatrix Shareholders' Meeting" shall mean the meeting of the holders of ImageMatrix Shares held pursuant to Section 6.5.

     "ImageMatrix Shares" shall mean shares of ImageMatrix Common Stock and ImageMatrix Preferred Stock, considered collectively.

     "ImageMatrix Shares Outstanding" means the number of shares of ImageMatrix Common Stock outstanding immediately prior to the Effective Time, plus the number of shares of ImageMatrix Common Stock which could be acquired upon the exercise of all options, warrants, or other similar rights to acquire shares of ImageMatrix Common Stock outstanding immediately prior to the Effective Time, whether or not, and irrespective of the extent to which, such options, warrants, or similar rights are then exercisable (so long as such options, warrants, or similar rights are exercisable at a price per share of ImageMatrix Common Stock that is less than $0.50 per share, on a pre-reverse split basis), plus the number of shares of ImageMatrix Common Stock into which all shares of ImageMatrix Preferred Stock and any other convertible securities of ImageMatrix (other than the options, warrants, and similar rights referred to above) could be converted immediately prior to the Effective Time. The total number of ImageMatrix Shares Outstanding is set forth in Schedule 3.2.

     "ImageMatrix 10-KSB" shall mean the annual report on Form 10-KSB filed by ImageMatrix with the SEC for the year ended December 31, 1997.

     "ImageMatrix 10-QSB" shall mean the quarterly report on Form 10-QSB filed by ImageMatrix with the SEC for the quarter ended September 30, 1998.

     "Merger" shall mean the merger of Sub into MindWorks in accordance with this Agreement and the Agreement of Merger.

     "MindWorks Common Stock" shall mean shares of common stock, no par value, of MindWorks.

     "MindWorks Preferred Stock" shall mean shares of MindWorks Series C Preferred, MindWorks Series D Preferred, MindWorks Series E Preferred, and MindWorks Series F Preferred, and considered collectively.

     "MindWorks Proxy Statement" shall mean the proxy statement of ImageMatrix distributed to holders of MindWorks Shares in connection with the MindWorks Shareholders' Meeting, as more completely described in Sections 6.4 and 6.5.

     "MindWorks Series C Preferred" shall mean shares of Series C Preferred Stock, no par value, of MindWorks.

     "MindWorks Series D Preferred" shall mean shares of Series D Preferred Stock, no par value, of MindWorks.

     "MindWorks Series E Preferred" shall mean shares of Series E Preferred Stock, no par value, of MindWorks.

     "MindWorks Series F Preferred" shall mean shares of Series F Preferred Stock, no par value, of MindWorks.

     "MindWorks Shareholders' Meeting" shall mean the meeting of the holders of MindWorks Shares held pursuant to Section 6.5.

     "MindWorks Shares" shall mean shares of MindWorks Common Stock and MindWorks Preferred Stock, considered collectively.

     "MindWorks Shares Outstanding" means the number of shares of MindWorks Common Stock outstanding immediately prior to the Effective Time, plus the number of shares of MindWorks Common Stock which could be acquired upon the exercise of all options, warrants, or other similar rights to acquire shares of MindWorks Common Stock outstanding immediately prior to the Effective Time, whether or not, and irrespective of the extent to which, such options, warrants, or similar rights are then exercisable (so long as such options, warrants, or similar rights would or will be exercisable for shares of ImageMatrix Common Stock, after the Effective Time, at a price per share that is less than $0.50 per share, on a pre-reverse split basis), plus the number of shares of MindWorks Common Stock into which all shares of MindWorks Preferred Stock and any other convertible securities of MindWorks (other than the options, warrants, and similar rights referred to above) could be converted immediately prior to the Effective Time. The total number of MindWorks Shares Outstanding is set forth in Schedule 3.2.

     "MindWorks Stock Option Plan" shall mean all stock option plans of MindWorks in effect on the date hereof.

     "Plan" shall mean any profit-sharing, bonus, incentive compensation, deferred, compensation, stock option, severance pay, stock purchase, employee benefit, insurance, hospitalization, pension, retirement, or other similar plan or agreement.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "SEC" shall mean the Securities and Exchange Commission.

     "Sub Shares" shall mean shares of common stock, no par value, of Sub.

     "Surviving Corporation" shall mean MindWorks from and after the Effective Time.

     "Understanding" shall have the meaning set forth in Sections 4.13 and 5.13.

                                  ARTICLE II

                                    MERGER

      2.1 Filings.  Subject to the provisions hereof, on or prior to the Closing
          -------
Date, ImageMatrix, MindWorks, and Sub shall cause the Agreement of Merger to be filed with the California Secretary of State in accordance with the California GCL.

      2.2 Merger.  At the Effective Time:
          ------

          (a) the Merger shall become effective under Section 1103 of the California GCL, Sub shall merge into MindWorks, the separate existence of Sub shall cease, and MindWorks shall continue under the California GCL as the Surviving Corporation;

          (b) the Articles of Incorporation of Sub, as in effect at the Effective Time, shall continue as the Articles of Incorporation of Surviving Corporation (subject always to the rights of Surviving Corporation to amend its Articles of Incorporation after the Effective Time in accordance with applicable law);

          (c) the Bylaws of Sub, as in effect at the Effective Time, shall continue as the Bylaws of Surviving Corporation, until altered, amended, or repealed, and shall not be amended by the Merger;

          (d) each officer and director of Sub in office immediately prior to the Effective Time shall remain in the same capacity as an officer or director of Surviving Corporation;

          (e) each MindWorks Share outstanding immediately prior to the Effective Time shall be converted as provided in Article III hereof; and

          (f) without further transfer, act, or deed, the separate existence of Sub shall cease and Surviving Corporation shall succeed to all the rights and property, of whatever kind, of MindWorks and Sub, and shall be subject to all the debts and liabilities of MindWorks and Sub in the same manner as if Surviving Corporation had itself incurred them; and all rights of creditors and all liens upon the property of MindWorks and Sub shall be preserved unimpaired, provided that such liens upon the property of MindWorks or Sub shall be limited to the property affected thereby immediately prior to the Effective Time.

      2.3 Further Assurances.  Sub agrees that if, at any time after the
          ------------------
Effective Time, Surviving Corporation shall consider or be advised that any further deeds, assignments, or assurances are necessary or desirable to vest, perfect, or confirm in Surviving Corporation title to any property or rights of Sub, Surviving Corporation and its proper officers and directors may execute and deliver all such proper deeds, assignments, and assurances and do all other things necessary or desirable to vest, perfect, or confirm title to such property or rights in Surviving Corporation and otherwise to carry out the purpose of this Agreement, in the name of Sub or otherwise.

      2.4 Continuity.  Each of MindWorks, ImageMatrix and Sub acknowledges that
          ----------
ImageMatrix is a publicly held corporation with certain responsibilities concerning financial reporting and SEC and Nasdaq filings. Consequently, such parties agree that for, and through, a period of one (1) year from the Closing Date, ImageMatrix will continue to use Chrisman, Bynum & Johnson, P.C. as its legal counsel, provided that such firm continues to provide competent, price competitive services to ImageMatrix. Moreover, for that same period and for purposes of continuity, the executive offices of ImageMatrix shall remain in Denver, Colorado.

                                  ARTICLE III

                             CONVERSION OF SHARES

      3.1 Conversion of Sub Shares.  At the Effective Time, each Sub Share
          ------------------------
issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one fully paid and nonassessable share of the common stock of Surviving Corporation, which shall constitute all of the issued and outstanding shares of the capital stock of the Surviving Corporation immediately after the Effective Time.

      3.2 Conversion of MindWorks Shares.  At the Effective Time, each MindWorks
          ------------------------------
Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive a number of shares of ImageMatrix Common Stock equal to (i) (x) 1.5 times (y) the total number of

ImageMatrix Shares Outstanding, divided by (ii) the total number of MindWorks Shares Outstanding.

      3.3 MindWorks Stock Options.  At the Effective Time, each outstanding
          -----------------------
option to acquire MindWorks Common Stock and warrant to acquire MindWorks Common Stock shall thereafter entitle the holder thereof to receive, upon exercise thereof, the number of shares of ImageMatrix Common Stock into which the shares of MindWorks Common Stock covered by the option or warrant would have been converted into the right to receive pursuant to this Agreement, the exercise price for such option or warrant shall be proportionately adjusted, and ImageMatrix shall assume in full such options or warrants and all of MindWorks' other rights and obligations under MindWorks' Stock Option Plan, or agreement pursuant to which such option or warrant was acquired, as provided herein, including without limitation, all of MindWorks' rights of first refusal, rights of repurchase, vesting schedules, and other restrictions on transferability. After such assumption, ImageMatrix shall issue, upon any partial or total exercise of any MindWorks option or warrant, in lieu of MindWorks Common Stock, the number of shares of ImageMatrix Common Stock to which the holder of the MindWorks option or warrant is entitled pursuant to this Agreement. Only whole shares of ImageMatrix Common Stock shall be issued upon exercise of a MindWorks option or warrant. In lieu of receiving any fractional share of ImageMatrix Common Stock, the holder of the option or warrant shall receive in cash the fair market value (determined under Section 407 of the California GCL) of the fractional share. The assumption by ImageMatrix of MindWorks options or warrants shall not give the holders of such options or warrants any additional benefits which they did not have immediately prior to the Effective Time. Nothing contained in this Section shall require ImageMatrix to offer or sell shares of ImageMatrix Common Stock upon the exercise of MindWorks options or warrants assumed by ImageMatrix if, in the reasonable judgment of ImageMatrix or its counsel, such offer or sale would not be in accordance with applicable federal or state securities laws. As soon as reasonably practicable after the Effective Date, ImageMatrix shall register on Form S-8, under the Securities Act, the shares of ImageMatrix Common Stock to be issued upon exercise of MindWorks options assumed by ImageMatrix. ImageMatrix shall take all corporate action necessary to reserve for issuance a sufficient number of shares of ImageMatrix Common Stock for delivery upon exercise of any MindWorks option or warrant to be assumed by ImageMatrix in accordance with this Section 3.3.

      3.4 Adjustment of Shares.  In the event of any recapitalization,
          --------------------
reclassification, merger, consolidation, split-up, reverse stock split, or stock dividend made, declared, or effected with respect to ImageMatrix Shares after the date of this Agreement and prior to the Effective Time, a pro rata adjustment shall be made to the number of ImageMatrix Shares referred to in
Section 3.2, the number of shares subject to options and warrants pursuant to
Section 3.3, the exercise price thereof, and all references to the conversion ratio between MindWorks Shares and ImageMatrix Common Stock. After the date of this Agreement and prior to the Effective Time, MindWorks will not make, declare, or effect any recapitalization, reclassification, merger, consolidation, split-up, reverse stock split, or stock dividend with respect to MindWorks Shares, without the prior written consent of ImageMatrix.

      3.5 Dissenting Shares' Notice Regarding Dissenters' Rights.
          ------------------------------------------------------
Notwithstanding the other provisions of this Article III, MindWorks Shares with respect to which a proper demand has been made in accordance with Section 1301 of the California GCL shall not be converted into the right to receive ImageMatrix Common Stock in the Merger, unless (i) such shares shall not become "dissenting shares" pursuant to Section 1300(b) of the California GCL, or (ii) the holder thereof shall have lost his status as a "dissenting shareholder" pursuant to Section 1309 of the California GCL. Within two business days of the date the shareholders of MindWorks approve this Agreement, the Agreement of Merger, and the Merger, MindWorks shall send to those MindWorks shareholders entitled thereto a notice relating to dissenters' rights complying with the provisions of Section 1301(a) of the California GCL, accompanied by a copy of Sections 1300 through 1304 of the California GCL.

      3.6 Exchange of Certificates.
          ------------------------

          3.6.1     Surrender and Exchange of Certificates.  As soon as
                    --------------------------------------
practicable after the Effective Time, each holder of a certificate or certificates representing MindWorks Shares issued and outstanding immediately prior to the Effective Time (other than shares that constitute at such time "dissenting shares" within the meaning of Sections 1300 and 1309 of the California GCL) shall surrender such certificate(s) to ImageMatrix or its transfer agent, and each certificate so surrendered shall forthwith be canceled. Thereupon, each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of whole ImageMatrix Shares into which the MindWorks Shares previously evidenced by such certificate(s) were converted in the Merger pursuant to Section 3.2. ImageMatrix or its transfer agent shall issue such certificates as soon as practicable following such surrender.

          3.6.2     Certificates Not Surrendered by Holders of MindWorks Shares.
                    ------------------------------------------------------------
Each certificate which immediately prior to the Effective Time evidenced MindWorks Shares shall, from and after the Effective Time until such certificate is surrendered to ImageMatrix or its transfer agent, be deemed, for all corporate purposes, to evidence the right to receive that number of whole ImageMatrix Shares into which the MindWorks Shares previously evidenced thereby were converted in the Merger pursuant to Section 3.2; provided, however, that until such certificate is so surrendered, no dividend or other distribution payable to holders of record of ImageMatrix Shares subsequent to the Effective Time, or cash payable in lieu of fractional shares pursuant to Section 3.8, shall be paid in respect of such certificate. Upon receipt of such certificate by ImageMatrix or its transfer agent, there shall be paid to such holder, without interest, the amount of any such dividends or distributions previously payable with respect to the whole ImageMatrix Shares into which the MindWorks Shares previously evidenced by such certificate were converted pursuant to the Merger and the amount of any cash payable to such holder in lieu of fractional shares pursuant to Section 3.8.

          3.6.3     Notice of Merger.  As soon as practicable after the
                    ----------------
Effective Time, ImageMatrix shall send or cause to be sent a notice announcing the consummation of the Merger and summarizing the provisions of Sections 3.6.1 and 3.6.2, to each holder of a certificate which immediately prior to the Effective Time evidenced MindWorks Shares.

          3.6.4     Endorsements; Signature Guaranties.  As a condition to the
                    ----------------------------------
issuance of any certificate evidencing ImageMatrix Shares in a name other than the name in which the certificate evidencing MindWorks Shares surrendered in exchange therefor is registered, such surrendered certificate must be properly endorsed (with signature guarantees satisfactory to ImageMatrix) and otherwise in proper form for transfer, and the persons requesting such transfer must pay to ImageMatrix or its transfer agent any transfer tax required by reason of the issuance of such new certificate, or establish to the satisfaction of ImageMatrix or its transfer agent that such tax has been paid or is not payable.

      3.7 Validity of ImageMatrix Shares.  All ImageMatrix Shares into which
          ------------------------------
MindWorks Shares are to be converted pursuant to the Merger shall not be subject to any statutory or contractual preemptive rights, shall be validly issued, fully paid, and nonassessable and shall be issued in full satisfaction of all rights pertaining to such MindWorks Shares.

      3.8 No Fractional Shares.  No fractional ImageMatrix Shares will be issued
          --------------------
in connection with the Merger. Any fractional shares resulting from the application of the formula set forth in Section 3.2 shall be rounded to the nearest whole share (with one-half rounded upward).

      3.9 Indemnity Escrow.
          ----------------

          (a) At the Closing, as collateral security for the payment of any indemnification obligations of MindWorks pursuant to Article IX, twenty percent (20%) of the number of shares of ImageMatrix Common Stock issuable to the current holders of MindWorks Shares in accordance with Section 3.2 (the "Indemnity Escrow Shares") shall be delivered by such holders to the indemnity escrow agent (the "Indemnity Escrow Agent") designated by ImageMatrix prior to the Closing Date.

          (b) In addition to the Indemnity Escrow Shares, the "Indemnity Escrow Property" shall include all cash and non-cash dividends and other property at any time received or otherwise distributed in respect of or in exchange for any or all of the Indemnity Escrow Shares, all securities hereafter issued in substitution for any of the foregoing, all certificates and instruments representing or evidencing such securities, all cash and non-cash proceeds of all of the foregoing property and all rights, titles, interests, privileges and preferences appertaining or incident to the foregoing property.

          (c) The Indemnity Escrow Property shall be held and disbursed by the Indemnity Escrow Agent in accordance with the terms of an Indemnity Escrow Agreement substantially in the form of Exhibit 3.9 attached hereto. The Indemnity Escrow Agent shall hold the Indemnity Escrow Property pursuant to the Indemnity Escrow Agreement until the later of: (i) the first anniversary of the Closing Date; or (ii) the resolution of any claim for indemnification or payment that is pending on the first anniversary of the Closing Date, but only to the extent of the amount of such pending claim.

          (d) The holders of MindWorks Shares who or which would otherwise be entitled to the Indemnity Escrow Shares shall be entitled to exercise voting powers incident to the Indemnity Escrow Shares held by the Indemnity Escrow Agent as their nominee, but shall not be entitled to exercise any investment or dispositive powers over such Indemnity Escrow Shares.

      3.10 Purchase Price Escrow.
           ---------------------

          (a) If MindWorks does not have at least $1,500,000 in New Money (as defined below) as of the Closing Date, then, at the Closing, the Purchase Price Escrow Shares (as defined below) shall be delivered by the current holders of MindWorks Shares to the purchase price escrow agent (the "Purchase Price Escrow Agent") designated by ImageMatrix on or prior to the Closing Date. The difference between the amount of New Money that MindWorks has as of the Closing Date and $1,500,000 shall be referred to as the "Shortfall." "New Money" shall mean cash on hand as a result of equity or debt financings consummated by MindWorks between the date of this Agreement and the Closing Date.

          (b) The "Purchase Price Escrow Shares" shall refer to that number of shares of ImageMatrix Common Stock determined as follows: (i) the amount of New Money that MindWorks has as of the Closing Date, divided by $1,500,000, multiplied by (ii) the number of shares of ImageMatrix Common Stock issuable to the current holders of MindWorks Shares in accordance with Section 3.2. The Purchase Price Escrow Shares shall be in addition to, and not in lieu or reduction of, the Indemnity Escrow Shares.

          (c) In addition to the Purchase Price Escrow Shares, the "Purchase Price Escrow Property" shall include all cash and non-cash dividends and other property at any time received or otherwise distributed in respect of or in exchange for any or all of the Purchase Price Escrow Shares, all securities hereafter issued in substitution for any of the foregoing, all certificates and instruments representing or evidencing such securities, all cash and non-cash proceeds of all of the foregoing property and all rights, titles, interests, privileges and preferences appertaining or incident to the foregoing property.

          (d) The Purchase Price Escrow Property shall be held and disbursed by the Purchase Price Escrow Agent in accordance with the terms of a Purchase Price Escrow Agreement substantially in the form of Exhibit 3.10 attached hereto. The Purchase Price Escrow Agent shall hold the Purchase Price Escrow Property pursuant to the Purchase Price Escrow Agreement until the earlier of: (i) 100 days after the Closing Date; or (ii) the receipt by the Surviving Corporation and/or ImageMatrix of the full amount of the Shortfall.

          (e) The holders of MindWorks Shares who or which would otherwise be entitled to the Purchase Price Escrow Shares shall be entitled to exercise voting powers incident to the Purchase Price Escrow Shares held by the Purchase Price Escrow Agent as their nominee, but shall not be entitled to exercise any investment or dispositive powers over such Purchase Price Escrow Shares.


                                  ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF MINDWORKS

     MindWorks hereby represents and warrants to ImageMatrix and Sub as follows:

     4.1 Organization, Standing, and Power.  MindWorks is a corporation duly
         ---------------------------------
organized, validly existing, and in good standing under the laws of the State of California. MindWorks is qualified and in good standing as foreign corporation in all jurisdictions in which its ownership of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, condition (financial or otherwise), operations, assets, properties, or commitments of MindWorks. MindWorks has the corporate power and corporate authority to hold, own, operate, and lease its properties and otherwise to carry on its business as presently conducted, and MindWorks has the corporate authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby. MindWorks has delivered to ImageMatrix complete and correct copies of its Articles of Incorporation and Bylaws, each as amended to date. The minute book of MindWorks contains complete and correct records of all proceedings and actions taken at all meetings, or by written consent, of the shareholders or Board of Directors, or any committee thereof, of MindWorks, which are required to be or are customarily set forth in such minutes.

     4.2 Authority.  The execution, delivery, and performance of this Agreement
         ---------
and all other agreements contemplated hereby and the consummation of the Merger have been duly and validly authorized by the Board of Directors of MindWorks, subject to approval by the holders of MindWorks Shares. Upon such approval at the MindWorks Shareholders' Meeting by the outstanding MindWorks Shares entitled to vote thereon in accordance with the California GCL and MindWorks' Articles of Incorporation, as amended, this Agreement and the Agreement of Merger will have been duly and validly authorized by all necessary corporate action on the part of MindWorks and, assuming due authorization, execution, and delivery by the other parties hereto and thereto, this Agreement and the Agreement of Merger will constitute legal, valid, and binding agreements of MindWorks, enforceable against MindWorks in accordance with their respective terms (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, and similar laws affecting creditors' rights generally from time to time in effect and to equitable principles limiting the availability of the remedy of specific performance).

      4.3 No Conflicts.  The execution, delivery, and performance by MindWorks
          ------------
of this Agreement and any other agreement executed by MindWorks in connection with consummation of the Merger, and the consummation of Merger in accordance with this Agreement, have not and will not (i) violate, conflict with, or breach any provision of the Articles of Incorporation or the Bylaws of MindWorks or any presently existing order, writ, injunction, judgment, decree, law, or ordinance, or (ii) after a lapse of time, due notice or otherwise, violate, require consent under, conflict with, breach, cause a default, or provide grounds for termination, cancellation or acceleration of performance in respect of, or result in the creation or imposition of a lien or other encumbrance pursuant to, any Understanding to which MindWorks is a party or to which it or any of its properties may be subject.

      4.4 Employees and Consultants.  A list of all employees of MindWorks,
          -------------------------
along with the position, length of service and the annual rate of compensation of each such person, is set forth in Schedule 4.4. To the knowledge of MindWorks, no key employee or group of employees has any plans to terminate employment with MindWorks. MindWorks is not a party to or bound by any collective bargaining agreement, nor has MindWorks experienced any strikes, grievances, claims or unfair labor practices or other collective bargaining disputes. MindWorks has no knowledge of any organizational effort made or threatened, either currently or within the past two years, by or on behalf of any labor union with respect to employees of MindWorks. Except as disclosed in
Schedule 4.4: (i) Mind Works is in full compliance with all laws regarding employment, wages, hours, equal opportunity, collective bargaining, and payment of social security and other taxes; (ii) there is no employment handbook, personnel policy manual, or similar document that creates prospective employment rights or obligations; (iii) MindWorks has provided or will timely provide prior to Closing all notices required by law to be given prior to Closing to all local, state, federal or national labor, wage-payment, equal employment opportunity, unemployment insurance and related agencies; (iv) MindWorks has paid or properly accrued in the ordinary course of business all wages and compensation due to employees, including all vacations or vacation pay, holidays or holiday pay, sick days or sick pay, and bonuses; and (v) the transactions contemplated by this Agreement will not create liability under any laws of any governmental agency, authority or other regulatory body respecting reductions in force or the impact on employees on plant closing or sales of businesses. All employees of MindWorks are legally able to work in the United States. Schedule
4.4 contains a list of all the employee benefit plans of MindWorks including, without limitation, all insurance, disability, vacation, retirement, pension, deferred compensation, profit-sharing, incentive, savings, and other welfare plans. MindWorks does not have any employee benefit plan as defined in the Employee Retirement Income Security Act of 1974, as amended.

      4.5 Financial Statements.  MindWorks has delivered to ImageMatrix copies
          --------------------
of its balance sheets as of December 31, 1996 and December 31, 1997, together with the related statements of income, shareholders' equity, and changes in financial position for the years then ended, including all notes thereto, all audited by BDO Seidman, independent public accountants, whose reports thereon are included therein, and copies of its unaudited balance sheet as of September 30, 1998 together with the related unaudited statement of income and changes in financial position for the nine (9) months then ended. All such financial statements (i) agree with MindWorks' books and records,

(ii) have been prepared in accordance with generally accepted accounting principles consistently applied, and (iii) are complete and accurate in all material respects (except that the financial statements for the nine (9) months ended September 30, 1998 do not contain notes and are subject to normal, recurring year-end adjustments which in the aggregate are not expected to be material), and present fairly the financial position of MindWorks as of the dates indicated and the results of operations and changes in financial position for the periods indicated.

      4.6 No Undisclosed Liabilities.  Except to the extent accrued for or
          --------------------------
disclosed in the financial statements of MindWorks as of December 31, 1997 and September 30, 1998, or as set forth in Schedule 4.6 attached hereto, MindWorks has no material liabilities or obligations, secured or unsecured, whether accrued, absolute, contingent, or otherwise, and there is no condition, situation or set of circumstances which would reasonably be expected to result in any such liability.

      4.7 Conduct of Business Since September 30, 1998; Absence of Material
          -----------------------------------------------------------------
Adverse Change.  Since September 30, 1998, there has been no material adverse
--------------
change in the business, condition (financial or otherwise), operations, assets, properties, or commitments of MindWorks, and MindWorks is currently not aware of any fact or condition which might cause such adverse change in the future.
Since such date, except as set forth in Schedule 4.7, MindWorks has conducted its business only in the ordinary course, and MindWorks has not (i) declared or made payment of, or set aside for payment, any dividends or distributions of any assets of any kind whatsoever, or purchased, redeemed, or otherwise acquired any of its capital stock, any securities convertible into capital stock, or any other securities other than pursuant to MindWorks' right to repurchase its securities from employees upon cessation of such person's employment with MindWorks; (ii) written down the value of any assets or properties or written off as uncollectible any notes or accounts receivable, except writedowns and write-offs in the ordinary course of business, none of which, individually or in the aggregate, are material to it; (iii) made capital expenditures or entered into commitments therefor, aggregating more than $50,000.00; (iv) made any material change in any method of accounting or application of accounting practice; (v) incurred any liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties; (vi) sold, encumbered, assigned or transferred any assets, properties or rights or any interest therein, except for the sales in the ordinary course of business consistent with past practice, or made any agreement or commitment or granted any option or right with, of or to any person to acquire any assets, properties or rights of MindWorks or any interest therein; (vii) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of its assets to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever, except in the ordinary course of business consistent with past practice; (viii) made or suffered any amendment or termination of any Understanding to which it is a party or by which it is bound, or canceled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, except in the ordinary course of business consistent with past practice; (ix) suffered any damage, destruction or loss, whether or not covered by insurance, (a) materially and adversely affecting its business, operations, assets, properties or prospects or (b) of any item or items carried on its books of account individually or in the aggregate at more than $25,000, or suffered any repeated, recurring or prolonged shortage, cessation or interruption of supplies or utility or other services required to conduct its business and operations; (x) made any advance (excluding advances for ordinary and necessary business expenses) or loan to any of its employees, or, except in the ordinary course of business, consistent with past practices, increased the salaries or other compensation of any of its employees, or made any increase in, or any addition to, other benefits to which any of its employees may be entitled; (xi) entered into any transaction other than in the ordinary course of business consistent with past practice; or (xii) agreed to take any of the actions referred to above.

      4.8 Capitalization.  The authorized capital stock of MindWorks is as set
          --------------
forth on Schedule 4.8, as are the number of shares of each class and series of shares of MindWorks presently issued and outstanding, and the record and beneficial owners of such securities. All such outstanding shares of capital stock of MindWorks have been validly issued and fully paid and nonassessable, and are free and clear of all liens, security interests, pledges, charges, voting trusts, restrictions, encumbrances and claims of every kind. MindWorks has no liability with respect to the issuance and distribution of such capital stock arising out of the provisions of the Securities Act, the securities laws of the State of California, or the securities laws of any other jurisdiction.
Schedule 4.8 also sets forth a true, correct and complete list of each outstanding stock option and warrant to purchase MindWorks Shares, the names of persons holding such options and warrants and the date of grant or issuance, exercise price, vesting dates (if any), and expiration dates of each option and warrant. Except as set forth in Schedule 4.8, there are no outstanding warrants, options, rights (preemptive or otherwise), agreements, convertible securities, or other commitments pursuant to which MindWorks is or may be obligated to issue any securities. To the best knowledge of MindWorks, there are no outstanding agreements, arrangements, commitments, or understandings of any kind affecting or relating to the voting, issuance, purchase, redemption, repurchase, or transfer of MindWorks Shares or any other securities of MindWorks, except as set forth on Schedule 4.8 or as contemplated pursuant to the Merger. No MindWorks Shares have been issued in violation of any preemptive or similar right. MindWorks has not acquired any treasury stock since December 31, 1997.
MindWorks has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any distribution in respect thereof.

      4.9 Properties and Leases.
          ---------------------

          (a) Except as set forth in Schedule 4.9 or in the financial statements of MindWorks as of December 31, 1997 and September 30, 1998, MindWorks has good and marketable title to all plants, land, buildings, machinery, equipment, fixture, furnishings and other assets (tangible or intangible) reflected in such financial statements of MindWorks or acquired after September 30, 1998, free and clear of all encumbrances, security interests, liens, charges, conditional sales agreements or claims by any person of any kind, except (i) for liens for current taxes not yet delinquent, (ii) for liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers, materialmen, and the like, (iii) for liens in respect of pledges or deposits under workers' compensation laws or similar legislation, or (iv) for minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property.

          (b) Schedule 4.9 contains a complete and accurate list of all real property owned or leased by MindWorks showing the location and use thereof and a list of each location where MindWorks maintains an office, plant or warehouse.

          (c) The real property improvements (including leasehold improvements), equipment and other tangible assets owned or used by MindWorks in the conduct of its business are insured to the extent and in a manner customary in the industry in which MindWorks is engaged and are structurally sound with no known material defects, are in good operating condition and repair, subject to ordinary wear and tear, and are adequate for the uses to which they are being put; and none of such plants, structures or equipment is in need of material maintenance or repairs except for ordinary, routine maintenance and repairs.

          (d) Schedule 4.9 contains a complete and accurate description of the terms of all leases pursuant to which MindWorks leases real or personal property. MindWorks enjoys peaceful and undisturbed possession of all the real and personal property which are identified as being leased on Schedule 4.9. All such leases are valid, binding and enforceable in accordance with their terms and are in full force and effect; no event of default has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default thereunder on the part of MindWorks; MindWorks has no knowledge of the occurrence of any event of default which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default thereunder by any other party; and all lessors under such leases have, or will have prior to the Effective Time, consented (where such consent is necessary) to the consummation of the transactions contemplated by this Agreement. MindWorks is not obligated to purchase any of the real or personal property leased by it, and none of such property is required to be accounted for under generally accepted accounting principles as a capitalized lease.

          (e) Except as set forth in Schedule 4.9, there are no existing agreements, options, commitments or rights with, of or to any person to acquire any properties, assets or rights of MindWorks or any interest therein.

     4.10 Products.  The products produced or sold by MindWorks are
          --------
identified on Schedule 4.10. Each such product conforms with, and performs in accordance with, all warranties, specifications, and product claims made on behalf of MindWorks in the warranty, guaranty, or product advertising or marketing material set forth on Schedule 4.10.

      4.11     Insurance.  MindWorks maintains insurance with companies which
               ---------
MindWorks believes to be responsible in such amounts and against such risks as a prudent business manager managing similar properties or assets would deem advisable. Schedule 4.11 attached hereto contains a list of all insurance policies and bonds in force with respect to MindWorks or any of its properties or assets, showing for each policy of bond: (i) the coverage; (ii) the amount of the premium; (iii) the name of the insurer;(iv) the termination date; (v) deductible amounts; and (vi) all outstanding claims thereunder. All premiums due and all premiums to date have been paid in full.

      4.12     Litigation.  Except as set forth on Schedule 4.12, neither
               ----------
MindWorks, nor any Plan of MindWorks, nor any of the directors of MindWorks (in his capacity as such) is a party, nor are any of the properties or assets of MindWorks subject to, any pending or, to the best knowledge of MindWorks, threatened actions, claims, suits, proceedings, arbitrations, investigations, or other litigation (whether instituted by or against MindWorks or any such person or entity), and MindWorks knows of no basis therefor.

      4.13     Material Contracts and Commitments.  Schedule 4.13 sets forth a
               ----------------------------------
complete and accurate list of all Understandings (as defined below) to which MindWorks is a party or by which MindWorks is bound. MindWorks has delivered to ImageMatrix a complete and correct copy of all such Understandings. For purposes of this Article IV, an "Understanding" is any oral or written (i) contract for the employment of any officer, employee, consultant, or independent contractor; (ii) license agreement or distributor, dealer, manufacturer's representative, sales agency, advertising, property management, or brokerage contract; (iii) lease, mortgage, pledge, conditional sales contract, or security agreement with respect to any real or personal property; (iv) indenture, bond, note, guarantee, surety, or other obligation for or relating to borrowing or lending money; (v) contract with any labor organization or other collective bargaining unit; (vi) contract for the future purchase of materials, supplies, services, merchandise, or equipment involving payments of more than $50,000.00 over its remaining term (including periods covered by any option to renew by either party); (vii) contract for the purchase, sale, or lease of any real estate or other properties; (viii) Plan; (ix) agreement or arrangement for the sale of any of its assets or properties or the grant of any preferential rights to purchase any of its assets, properties, or rights, other than in the ordinary course of business; (x) contract which contains any provisions requiring MindWorks to indemnify any other party thereto; (xi) contract which contains a covenant or agreement which purports to limit the ability or right of MindWorks to engage in any lawful business activity or compete with any person or entity;
(xii) non-disclosure agreement relating to confidential and proprietary information and data; (xiii) outstanding loan to any person or entity or receivable due from any shareholder of MindWorks or persons or entities controlling, controlled by, or under common control with MindWorks; or (xiv) other Understanding which by its terms does not terminate or is not terminable by MindWorks within 30 days or upon 30 days (or less) notice. Except as set forth in Schedule 4.13, MindWorks is not a party to or bound by any other Understanding. With respect to each Understanding so listed: (a) the Understanding is legal, valid, binding and enforceable and in full force and effect; (b) the Understanding will continue to be legal, valid, binding and enforceable and in full force and effect immediately following the Closing Date in accordance with the terms thereof in effect immediately prior to the Closing Date; and (c) neither MindWorks nor any other party is in breach or violation of, or default under any such Understanding, and no event has occurred, is pending or is threatened, which after the giving of notice, with the lapse of time, or otherwise would constitute a breach, violation or default by MindWorks or any other party under such Understanding. MindWorks is not a party to any oral contract, agreement or other arrangement which, if reduced to written form, would be required to be listed on Schedule 4.13 under the terms of this Section
4.13. MindWorks has never been a party to any contract with any governmental agency, authority or other regulatory body subject to price redetermination or renegotiation.

      4.14     Taxes.  Except as otherwise provided in Schedule 4.14, all
               -----
federal, state, local, foreign, and other tax returns and reports of any nature required to be filed by MindWorks have been duly and timely filed, and all such returns and reports are true and correct. All taxes, fees, or other governmental charges of any nature due and required to be paid by MindWorks have been paid or provided for on the balance sheet of MindWorks as of September 30, 1998. There is no pending claim, asserted deficiency, or assessment for additional taxes which has not been paid by MindWorks, nor is there any basis for the assertion of such a claim, deficiency, or assessment against MindWorks. MindWorks has delivered to ImageMatrix complete and correct copies of all tax returns and reports filed by MindWorks since its inception. MindWorks has not made any payments, and is not and will not become obligated (under any contract entered into on or before the Effective Time) to make any payments, that will be nondeductible under Section 28OG of the Code (or any corresponding provision of state, local or foreign income tax law). MindWorks will not be required (A) as a result of a change in method of accounting for a taxable period ending on or prior to the Effective Time, to include any adjustment in taxable income for any taxable period (or portion thereof ending after the Effective Time, or (B) as a result of any "closing agreement," as described in Section 7121 of the Code (or any corresponding provision of state, local or foreign income tax law), to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Time. MindWorks has never been a member of an affiliated group as defined in
Section 1504 of the Code (or any analogous combined, consolidated or unitary group defined under state, local or foreign income tax law).

      4.15     Brokers and Finders.  MindWorks is being represented by Wit
               -------------------
Capital Corporation in connection with the transactions contemplated by this Agreement. Except for Wit Capital Corporation, MindWorks has not employed any investment banker, broker, or finder, or incurred any liability for brokerage fees, commissions, or finder's fees, in connection with the transactions contemplated by this Agreement. The agreement between MindWorks and Wit Capital Corporation attached hereto as Exhibit 4.15 (the "Wit Agreement") is true, correct and complete in all respects, and there are no other agreements or understandings of any kind, whether written or verbal, among MindWorks, Wit Capital Corporation or their respective officers, directors, shareholders, employees, agents and representatives.

      4.16     Subsidiaries.  MindWorks has no subsidiaries and does not own,
               ------------
directly or indirectly, any interest in and has not made any advances to any corporation, association, partnership, joint venture, or other entity.

      4.17    Customers and Suppliers.  Schedule 4.17 sets forth a list of (a)
              -----------------------
each customer that accounted for more than five percent (5%) of the consolidated revenues of MindWorks during the last full fiscal year or the interim period through September 30, 1998 and the amount of revenues accounted for by such customer during each such period and (b) each supplier that is the sole supplier of any significant product or component to MindWorks. No such customer or supplier has indicated within the past year that it will stop, or decrease the rate of, buying or supplying products, as applicable, with respect to MindWorks. No unfilled customer order or commitment obligating MindWorks to process, manufacture or deliver products or perform services will result in a loss to MindWorks upon completion of performance. No purchase order or commitment of MindWorks is in excess of normal requirements, nor are prices provided for therein in excess of current market prices for the products or services to be provided thereunder.

      4.18    Intellectual Property.
              ---------------------

              (a) Schedule 4.18 sets forth a list of all franchises, licenses, trademarks, trade names, copyrights, patents, and applications therefor owned by, licensed to or registered in the name of MindWorks. MindWorks has good and marketable title and owns, or has the assignable and transferable right to use (which right is not subject to adjustment or revision), all rights to all of the franchises, licenses, trademarks, trade names, copyrights, patents, and applications therefor set forth in Schedule 4.18, and to all other intellectual property used in the present business of MindWorks, including all software, manufacturing processes and methods, formulae, know-how, trade secrets, and research and development and product data.

              (b) Except as set forth on Section 4.18, (i) no person or entity other than MindWorks has any rights or interest in or to any of the foregoing, and MindWorks pays no royalty to anyone with respect thereto; and (ii) MindWorks has no knowledge, and has received no notices to the effect, that any product MindWorks manufactures or sells, or any process, method, formulae, know-how, trade secret, part, or material MindWorks employs in the manufacture of any product, or any service MindWorks renders, or the marketing or use by MindWorks of any such product or service, may infringe any trademark, trade name, copyright, patent, trade secret, or other legally protectable right of another.

              (c) Except as set forth on Schedule 4.18, MindWorks has no knowledge (i) that any party is infringing any franchises, licenses, trademarks, trade names, copyrights, patents, trade secrets, or applications therefor, or other intellectual property of MindWorks; or (ii) of having taken any action or having failed to take any action against any third party which would prohibit enforcement of any of the foregoing against such third party.

              (d) Except as set forth on Schedule 4.18, neither MindWorks, nor any officer, employee, or agent of MindWorks is a party to any agreement which is now in effect with any person or entity (other than MindWorks) requiring MindWorks or such officer, employee, or agent to assign any interest in any invention or trade secret to such person or entity or to keep confidential any confidential or proprietary information or data received by MindWorks, or any officer, employee, or agent of MindWorks, from such person or entity.

             (e) Except as set forth on Schedule 4.18, to the best knowledge of MindWorks no material confidential or proprietary information or data has been disclosed by MindWorks, or any officer, employee, or agent of MindWorks to any person or entity which has not executed a non-disclosure agreement with MindWorks with respect to such information and data.

             (f) MindWorks has not disclosed the source code for any of the software owned by MindWorks and incorporated in its products or necessary for the operation of its business as presently conducted (the "MindWorks Source Code") or other confidential or proprietary information constituting, embodied in or pertaining to the software owned by MindWorks and incorporated in its products or necessary for the operation of its business as presently conducted (the "MindWorks Software"), to any person or entity, and has taken reasonable measures to prevent such disclosure, other than disclosure of such MindWorks Source Code to employees or independent contractors of MindWorks, in each case pursuant to valid and binding nondisclosure agreements with such persons or entities which are in full force and effect and copies of which have been previously provided to ImageMatrix. MindWorks has taken reasonable measures consistent with industry practice in obtaining and maintaining its ownership of and right, title and interest in the MindWorks Software.

             (g) The MindWorks Software performs substantially in accordance with its specifications, without material error, interruption or delay, and is free from computer viruses, worms, Trojan horses, time outs, code blocks, and other disruptive or harmful code. The MindWorks Software will properly handle all date fields and date-related data, and the operation of the MindWorks Software will not be interrupted, inaccurate or impaired, nor will the MindWorks Software provide inaccurate or incomplete results, as a result of the change of date, year or century, or the occurrence of any specific date.

      4.19   Transactions with Related Parties.  Except as contemplated by this
             ---------------------------------
Agreement or as stated on Schedule 4.19 attached hereto, no present or former officer or director or shareholder of MindWorks, and no affiliate of such an officer or director or shareholder, is currently a party to any transaction with MindWorks, other than (i) for the payment of reasonable compensation, travel advances, and other transactions in the ordinary course of business, (ii) employment agreements, or (iii) stock option agreements pursuant to MindWorks' Stock Option Plan. None of such parties owns or has a five percent (5%) or more ownership interest in any corporation or other entity that is or was during the last three years a party to, or in any property which is or was during the last three years the subject of, any contract, agreement or understanding, business arrangement or relationship with MindWorks.

      4.20   Compliance.  MindWorks has complied, or prior to the Closing Date,
             ----------
will have complied, and is or will be in compliance in all material respects, with all laws, ordinances, regulations, and rules, and all orders, writs, injunctions, awards, judgments, and decrees applicable to it or to the assets, properties, and business of MindWorks. MindWorks is not subject to any order, writ, judgment, decree, determination or award of any court or any governmental agency or instrumentality (whether federal, state, local or foreign) which could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, assets, properties or commitments of MindWorks at present or after the Effective Time.

      4.21     Accounts and Notes Receivable.  Attached hereto as Schedule 4.21
               -----------------------------
is a complete and accurate list, as of a date not more than two days prior to the date of this Agreement, of the accounts and notes receivable of MindWorks (including, without limitation, receivables from and advances to employees and stockholders) (collectively, the "Accounts Receivable"). Schedule 4.21 includes an aging of all Accounts Receivable showing amounts due in 30-day aging categories. On the Closing Date, MindWorks will deliver to ImageMatrix a complete and accurate list, as of a date not more than two days prior to the Closing Date, of the Accounts Receivable. All Accounts Receivable represent valid obligations arising from bona fide business transactions in the ordinary course of business consistent with past practice. The Accounts Receivable are, and as of the Closing Date and the Effective Time will be, collectible net of any respective reserves shown on MindWorks' books and records (which reserves are adequate and calculated consistent with past practice). Subject in the case of Accounts Receivable reflected on MindWorks' balance sheet as of September 30, 1998 to such reserves reflected on such balance sheet, each of the Accounts Receivable will be collected in full within ninety (90) days after the day on which it first became due and payable. There is no contest, claim, counterclaim, defense or right of set-off, other than rebates and returns in the ordinary course of business, under any contract with any obligor of any Account Receivable relating to the amount or validity of such Account Receivable. The allowance for collection losses on the balance sheet as of September 30, 1998, has been determined in accordance with generally accepted accounting principles consistent with past practice.

      4.22     Deposit Accounts; Powers of Attorney.  Schedule 4.22 contains a
               ------------------------------------
complete and accurate list of:

               (a) the name of each financial institution in which MindWorks has accounts or safe deposit boxes;

               (b) the names in which the accounts or boxes are held;

               (c) the type of account;

               (d) the name of each person authorized to draw thereon or have access thereto; and

               (e) the name of each person, corporation, firm or other entity holding a general or special power of attorney from MindWorks and a description of the terms of such power.

      4.23     Books of Account.  The books, records and accounts of MindWorks
               ----------------
accurately and fairly reflect, in reasonable detail, the transactions and the assets and liabilities of MindWorks. MindWorks has not engaged in any transaction, maintained any bank account or used any of the funds of MindWorks except for transactions, bank accounts and funds which have been and are reflected in the normally maintained and records of the business.

      4.24     Sufficient Assets.  The assets and properties owned by, or leased
               -----------------
to, MindWorks, and the Understandings and licenses, permits and approvals held by MindWorks, are sufficient for the conduct of the business and operation of MindWorks as presently conducted and as presently proposed to be conducted after the Effective Time.

      4.25     Registration Rights.  MindWorks is under no obligation ro
               -------------------
register any of its securities under the Securities Act.

      4.26     Consents and Approvals.  The execution and delivery by MindWorks
               ----------------------
of this Agreement and the agreements contemplated hereby, the performance by MindWorks of its obligations hereunder and thereunder and the consummation by MindWorks of the transactions contemplated hereby and thereby do not require MindWorks to obtain any consent, approval, clearance or action of, or make any filing, submission or registration with, or give any notice to, any person or governmental agency, authority or other regulatory body.

      4.27     Change in Ownership.  The consummation of the transactions
               -------------------
completed by this Agreement will not result in (i) any material adverse change in the business operations of MindWorks; (ii) the acceleration of the vesting of any outstanding option, warrant, call, commitment, agreement, conversion right, preemptive right or other right to subscribe for, purchase or otherwise acquire any of the shares of the capital stock of MindWorks, or debt securities of MindWorks; (iii) any obligation of MindWorks to grant, extend or enter into any Understanding; or (iv) any right in favor of any person or entity to terminate or cancel any Understanding.

      4.28     Full Disclosure.  The representations and warranties of MindWorks
               ---------------
contained in this Agreement, and the Exhibits, Schedules, and other documents delivered by or on behalf of MindWorks pursuant to this Agreement, do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein or herein in view of the circumstances under which they were made not misleading. If MindWorks becomes aware of any fact or circumstance that would change a representation or warranty of MindWorks in this Agreement, then MindWorks shall immediately give notice of such fact or circumstance to ImageMatrix and Sub.

                                   ARTICLE V

             REPRESENTATIONS AND WARRANTIES OF IMAGEMATRIX AND SUB

     ImageMatrix and Sub jointly and severally represent and warrant to MindWorks that:

      5.1 Organization, Standing, and Power.  ImageMatrix is a corporation duly
          ---------------------------------
organized, validly existing, and in good standing under the laws of the State of Colorado. Sub is a corporation duly organized, validly existing, and in good standing under the laws of the State of California. ImageMatrix is qualified and in good standing as foreign corporation in all jurisdictions in which its ownership of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, condition (financial or otherwise), operations, assets, properties, or commitments of ImageMatrix. Sub was recently organized and has no significant assets or liabilities or obligations other than relating to Merger. Each of ImageMatrix and Sub have the corporate power and corporate authority to hold, own, operate, and lease their properties and otherwise to carry on their business as presently conducted, and each of ImageMatrix and Sub have the corporate authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby. ImageMatrix has delivered to MindWorks complete and correct copies of its Articles of Incorporation and Bylaws, each as amended to date. The minute book of ImageMatrix contains complete and correct records of all proceedings and actions taken at all meetings, or by written consent, of the shareholders or Board of Directors, or any committee thereof, of ImageMatrix, which are required to be or are customarily set forth in such minutes.

      5.2 Authority.  The execution, delivery, and performance by ImageMatrix
          ---------
and Sub, as the case may be, of this Agreement and all other agreements contemplated hereby and the consummation of the Merger have been duly and validly authorized by the Board of Directors of ImageMatrix and Sub, subject to approval by the holders of ImageMatrix Shares. Upon such approval at the ImageMatrix Shareholders' Meeting by the outstanding ImageMatrix Shares entitled to vote thereon in accordance with the Colorado BCA and ImageMatrix's Articles of Incorporation, as amended, this Agreement and the Agreement of Merger will have been duly and validly authorized by all necessary corporate action on the part of ImageMatrix and Sub and, assuming due authorization, execution, and delivery by the other parties hereto and thereto, this Agreement and the Agreement of Merger will constitute legal, valid, and binding agreements of ImageMatrix and Sub, respectively, enforceable against ImageMatrix and Sub, respectively, in accordance with their respective terms (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, and similar laws affecting creditors' rights generally from time to time in effect and to equitable principles limiting the availability of the remedy of specific performance).

      5.3 No Conflicts.  The execution, delivery, and performance by ImageMatrix
          ------------
and Sub, respectively, of this Agreement and any other agreement executed by ImageMatrix and Sub in connection with consummation of the Merger, and the consummation of Merger in accordance with this Agreement, have not and will not (i) violate, conflict with, or breach any provision of the Articles of Incorporation or the Bylaws of ImageMatrix or Sub or any presently existing order, writ, injunction, judgment, decree, law, or ordinance, or (ii) after a lapse of time, due notice or otherwise, violate, require consent under, conflict with, breach, cause a default, or provide grounds for termination, cancellation or acceleration of performance in respect of, or result in the creation or imposition of a lien or other encumbrance pursuant to, any Understanding to which ImageMatrix or Sub is a party or to which it or any of its properties may be subject.

      5.4 Employees and Consultants.  A list of all employees of ImageMatrix,
          -------------------------
along with the position, length of service and the annual rate of compensation of each such person, is set forth in Schedule 5.4. To the knowledge of ImageMatrix and except as set forth in Schedule 5.4, no key employee or group of employees has any plans to terminate employment with ImageMatrix. ImageMatrix is not a party to or bound by any collective bargaining agreement, nor has ImageMatrix experienced any strikes, grievances, claims or unfair labor practices or other collective bargaining disputes. ImageMatrix has no knowledge of any organizational effort made or threatened, either currently or within the past two years, by or on behalf of any labor union with respect to employees of ImageMatrix. Except as disclosed in Schedule 5.4: (i) ImageMatrix is in full compliance with all laws regarding employment, wages, hours, equal opportunity, collective bargaining, and payment of social security and other taxes; (ii) there is no employment handbook, personnel policy manual, or similar document that creates prospective employment rights or obligations; (iii) ImageMatrix has provided or will timely provide prior to Closing all notices required by law to be given prior to Closing to all local, state, federal or national labor, wage-payment, equal employment opportunity, unemployment insurance and related agencies; (iv) ImageMatrix has paid or properly accrued in the ordinary course of business all wages and compensation due to employees, including all vacations or vacation pay, holidays or holiday pay, sick days or sick pay, and bonuses; and (v) the transactions contemplated by this Agreement will not create liability under any laws of any governmental agency, authority or other regulatory body respecting reductions in force or the impact on employees on plant closing or sales of businesses. All employees of ImageMatrix are legally able to work in the United States. Schedule 5.4 contains a list of all the employee benefit plans of ImageMatrix including, without limitation, all insurance, disability, vacation, retirement, pension, deferred compensation, profit-sharing, incentive, savings, and other welfare plans.

      5.5 Financial Statements.  ImageMatrix has delivered to MindWorks a copy
          --------------------
of the ImageMatrix 10-KSB and ImageMatrix 10-QSB. The ImageMatrix 10-KSB and ImageMatrix 10-QSB were accurate in all material respects when filed with the SEC. The financial statements included in the ImageMatrix 10-KSB, and the unaudited summary financial statements contained in the ImageMatrix 10-QSB, (i) agree with ImageMatrix's books and records, (ii) have been prepared in accordance with generally accepted accounting principles consistently applied,
(iii) are complete and accurate in all material respects (except that the financial statements in the ImageMatrix 10-QSB do not contain notes and are subject to normal, recurring year-end adjustments which in the aggregate are not expected to be material), and (iv) present fairly the financial position of ImageMatrix as of the dates indicated and the results of operations and changes in financial position for the periods indicated.

      5.6 No Undisclosed Liabilities.  Except to the extent accrued for or
          --------------------------
disclosed in the financial statements included in the ImageMatrix 10-KSB and the ImageMatrix 10-QSB, or as set forth in Schedule 5.6 attached hereto, ImageMatrix has no material liabilities or obligations, secured or unsecured, whether accrued, absolute, contingent, or otherwise, and there is no condition, situation or set of circumstances which would reasonably be expected to result in any such liability.

      5.7 Conduct of Business Since September 30, 1998; Absence of Material
          -----------------------------------------------------------------
Adverse Change.  Since September 30, 1998, there has been no material adverse
--------------
change in the business, condition (financial or otherwise), operations, assets, properties, or commitments of ImageMatrix, and ImageMatrix is currently not aware of any fact or condition which might cause such adverse change in the future; provided, however, that ImageMatrix has been notified by Nasdaq that (i)
        --------  -------
ImageMatrix is not in compliance with certain of the maintenance requirements, and (ii) Nasdaq intends to delist ImageMatrix unless ImageMatrix comes back into compliance. Since such date, except as set forth in Schedule 5.7, ImageMatrix has conducted its business only in the ordinary course, and ImageMatrix has not
(i) declared or made payment of, or set aside for payment, any dividends or distributions of any assets of any kind whatsoever, or purchased, redeemed, or otherwise acquired any of its capital stock, any securities convertible into capital stock, or any other securities other than pursuant to ImageMatrix's right to repurchase its securities from employees upon cessation of such person's employment with ImageMatrix; (ii) written down the value of any assets or properties or written off as uncollectible any notes or accounts receivable, except writedowns and write-offs in the ordinary course of business, none of which, individually or in the aggregate, are material to it; (iii) made capital expenditures or entered into commitments therefor, aggregating more than $50,000.00; (iv) made any material change in any method of accounting or application of accounting practice; (v) incurred any liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties; (vi) sold, encumbered, assigned or transferred any assets, properties or rights or any interest therein, except for the sales in the ordinary course of business consistent with past practice, or made any agreement or commitment or granted any option or right with, of or to any person to acquire any assets, properties or rights of ImageMatrix or any interest therein; (vii) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of its assets to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever, except in the ordinary course of business consistent with past practice; (viii) made or suffered any amendment or termination of any Understanding to which it is a party or by which it is bound, or canceled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, except in the ordinary course of business consistent with past practice; (ix) suffered any damage, destruction or loss, whether or not covered by insurance, (a) materially and adversely affecting its business, operations, assets, properties or prospects or (b) of any item or items carried on its books of account individually or in the aggregate at more than $25,000, or suffered any repeated, recurring or prolonged shortage, cessation or interruption of supplies or utility or other services required to conduct its business and operations;(x) made any advance (excluding advances for ordinary and necessary business expenses) or loan to any of its employees, or, except in the ordinary course of business, consistent with past practices, increased the salaries or other compensation of any of its employees, or made any increase in, or any addition to, other benefits to which any of its employees may be entitled; (xi) entered into any transaction other than in the ordinary course of business consistent with past practice; or (xii) agreed to take any of the actions referred to above.

      5.8 Capitalization.  The authorized capital stock of ImageMatrix and Sub
          --------------
is as set forth on Schedule 5.8, as are the number of shares of each class and series of shares of ImageMatrix and Sub presently issued and outstanding, and the record and beneficial owners of such securities. All such outstanding shares of capital stock of ImageMatrix have been validly issued and fully paid and nonassessable, and are free and clear of all liens, security interests, pledges, charges, voting trusts, restrictions, encumbrances and claims of every kind. Each of ImageMatrix and Sub has no liability with respect to the issuance and distribution of such capital stock arising out of the provisions of the Securities Act, the securities laws of the State of Colorado, or the securities laws of any other jurisdiction. Schedule 5.8 also sets forth a true, correct and complete list of each outstanding stock option and warrant to purchase ImageMatrix Shares, the names of persons holding such options and warrants and the date of grant or issuance, exercise price, vesting dates (if any), and expiration dates of each option and warrant. Except as set forth in Schedule 5.8, there are no outstanding warrants, options, rights (preemptive or otherwise), agreements, convertible securities, or other commitments pursuant to which ImageMatrix or Sub is or may be obligated to issue any securities. To the best knowledge of ImageMatrix and Sub, there are no outstanding agreements, arrangements, commitments, or understandings of any kind affecting or relating to the voting, issuance, purchase, redemption, repurchase, or transfer of ImageMatrix Shares or any other securities of ImageMatrix or Sub, except as set forth on Schedule 5.8 or as contemplated pursuant to the Merger. No ImageMatrix Shares or securities of Sub have been issued in violation of any preemptive or similar right. ImageMatrix has not acquired any treasury stock since December 31, 1997. ImageMatrix has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any distribution in respect thereof. The ImageMatrix Shares to be issued pursuant to the Merger will, when issued, be fully paid and nonassessable.

      5.9 Properties and Leases.
          ---------------------

          (a) Except as set forth in Schedule 5.9 or in the financial statements included in the ImageMatrix 10-KSB and the ImageMatrix 10-QSB, ImageMatrix has good and marketable title to all plants, land, buildings, machinery, equipment, fixture, furnishings and other assets (tangible or intangible) reflected in the financial statements included in the ImageMatrix 10-KSB and the ImageMatrix 10-QSB or acquired after September 30, 1998, free and clear of all encumbrances, security interests, liens, charges, conditional sales agreements or claims by any person of any kind, except (i) for liens for current taxes not yet delinquent, (ii) for liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers, materialmen, and the like, (iii) for liens in respect of pledges or deposits under workers' compensation laws or similar legislation, or (iv) for minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property.

          (b) Schedule 5.9 contains a complete and accurate list of all real property owned or leased by ImageMatrix showing the location and use thereof and a list of each location where ImageMatrix maintains an office, plant or warehouse.

          (c) The real property improvements (including leasehold improvements), equipment and other tangible assets owned or used by ImageMatrix in the conduct of its business are insured to the extent and in a manner customary in the industry in which ImageMatrix is engaged and are structurally sound with no known material defects, are in good operating condition and repair, subject to ordinary wear and tear, and are adequate for the uses to which they are being put; and none of such plants, structures or equipment is in need of material maintenance or repairs except for ordinary, routine maintenance and repairs.

          (d) Schedule 5.9 contains a complete and accurate description of the terms of all leases pursuant to which ImageMatrix leases real or personal property. ImageMatrix enjoys peaceful and undisturbed possession of all the real and personal property which are identified as being leased on Schedule 5.9. All such leases are valid, binding and enforceable in accordance with their terms and are in full force and effect; no event of default has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default thereunder on the part of ImageMatrix; ImageMatrix has no knowledge of the occurrence of any event of default which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default thereunder by any other party; and all lessors under such leases have, or will have prior to the Effective Time, consented (where such consent is necessary) to the consummation of the transactions contemplated by this Agreement. ImageMatrix is not obligated to purchase any of the real or personal property leased by it, and none of such property is required to be accounted for under generally accepted accounting principles as a capitalized lease.

          (e) Except as set forth in Schedule 5.9, there are no existing agreements, options, commitments or rights with, of or to any person to acquire any properties, assets or rights of ImageMatrix or any interest therein.

 5.10     Products.  The products produced or sold by ImageMatrix are
          --------
identified on Schedule 5.10. Each such product conforms with, and performs in accordance with, all warranties, specifications, and product claims made on behalf of ImageMatrix in the warranty, guaranty, or product advertising or marketing material set forth on Schedule 5.10.

 5.11     Insurance.  ImageMatrix maintains insurance with companies which
          ---------
ImageMatrix believes to be responsible in such amounts and against such risks as a prudent business manager managing similar properties or assets would deem advisable. Schedule 5.11 attached hereto contains a list of all insurance policies and bonds in force with respect to ImageMatrix or any of its properties or assets, showing for each policy of bond: (i) the coverage; (ii) the amount of the premium; (iii) the name of the insurer; (iv) the termination date; (v) deductible amounts; and (vi) all outstanding claims thereunder. All premiums due and all premiums to date have been paid in full.

      5.12     Litigation.  Except as set forth on Schedule 5.12, neither
               ----------
ImageMatrix, nor any Plan of ImageMatrix, nor any of the directors of ImageMatrix (in his capacity as such) is a party, nor are any of the properties or assets of ImageMatrix subject to, any pending or, to the best knowledge of ImageMatrix, threatened actions, claims, suits, proceedings, arbitrations, investigations, or other litigation (whether instituted by or against ImageMatrix or any such person or entity), and ImageMatrix knows of no basis therefor.

      5.13     Material Contracts and Commitments.  Schedule 5.13 sets forth a
               ----------------------------------
complete and accurate list of all Understandings (as defined below) to which ImageMatrix is a party or by which ImageMatrix is bound. ImageMatrix has delivered to MindWorks a complete and correct copy of all such Understandings. For purposes of this Article V, an "Understanding" is any oral or written (i) contract for the employment of any officer, employee, consultant, or independent contractor; (ii) license agreement or distributor, dealer, manufacturer's representative, sales agency, advertising, property management, or brokerage contract; (iii) lease, mortgage, pledge, conditional sales contract, or security agreement with respect to any real or personal property; (iv) indenture, bond, note, guarantee, surety, or other obligation for or relating to borrowing or lending money; (v) contract with any labor organization or other collective bargaining unit; (vi) contract for the future purchase of materials, supplies, services, merchandise, or equipment involving payments of more than $50,000.00 over its remaining term (including periods covered by any option to renew by either party); (vii) contract for the purchase, sale, or lease of any real estate or other properties; (viii) Plan; (ix) agreement or arrangement for the sale of any of its assets or properties or the grant of any preferential rights to purchase any of its assets, properties, or rights, other than in the ordinary course of business; (x) contract which contains any provisions requiring ImageMatrix to indemnify any other party thereto; (xi) contract which contains a covenant or agreement which purports to limit the ability or right of ImageMatrix to engage in any lawful business activity or compete with any person or entity; (xii) non-disclosure agreement relating to confidential and proprietary information and data; (xiii) outstanding loan to any person or entity or receivable due from any shareholder of ImageMatrix or persons or entities controlling, controlled by, or under common control with ImageMatrix; or (xiv) other Understanding which by its terms does not terminate or is not terminable by ImageMatrix within 30 days or upon 30 days (or less) notice. Except as set forth in Schedule 5.13, ImageMatrix is not a party to or bound by any other Understanding. With respect to each Understanding so listed: (a) the Understanding is legal, valid, binding and enforceable and in full force and effect; (b) the Understanding will continue to be legal, valid, binding and enforceable and in full force and effect immediately following the Closing Date in accordance with the terms thereof in effect immediately prior to the Closing Date; and (c) neither ImageMatrix nor any other party is in breach or violation of, or default under any such Understanding, and no event has occurred, is pending or is threatened, which after the giving of notice, with the lapse of time, or otherwise would constitute a breach, violation or default by ImageMatrix or any other party under such Understanding. ImageMatrix is not a party to any oral contract, agreement or other arrangement which, if reduced to written form, would be required to be listed on Schedule
5.13 under the terms of this Section 5.13. ImageMatrix has never been a party to any contract with any governmental agency, authority or other regulatory body subject to price redetermination or renegotiation.

      5.14     Taxes.  All federal, state, local, foreign, and other tax returns
               -----
and reports of any nature required to be filed by ImageMatrix have been duly and timely filed, and all such returns and reports are true and correct. All taxes, fees, or other governmental charges of any nature due and required to be paid by ImageMatrix have been paid or provided for on the balance sheet of ImageMatrix as of September 30, 1998. Except as provided in Schedule 5.14, there is no pending claim, asserted deficiency, or assessment for additional taxes which has not been paid by ImageMatrix, nor is there any basis for the assertion of such a claim, deficiency, or assessment against ImageMatrix. ImageMatrix has delivered to MindWorks complete and correct copies of all tax returns and reports filed by ImageMatrix since its inception. ImageMatrix has not made any payments, and is not and will not become obligated (under any contract entered into on or before the Effective Time) to make any payments, that will be nondeductible under
Section 28OG of the Code (or any corresponding provision of state, local or foreign income tax law). ImageMatrix will not be required (A) as a result of a change in method of accounting for a taxable period ending on or prior to the Effective Time, to include any adjustment in taxable income for any taxable period (or portion thereof ending after the Effective Time, or (B) as a result of any "closing agreement," as described in Section 7121 of the Code (or any corresponding provision of state, local or foreign income tax law), to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Time. ImageMatrix has never been a member of an affiliated group as defined in Section 1504 of the Code (or any analogous combined, consolidated or unitary group defined under state, local or foreign income tax law).

      5.15     Brokers and Finders.  ImageMatrix has not employed any investment
               -------------------
banker, broker, or finder, or incurred any liability for brokerage fees, commissions, or finder's fees, in connection with the transactions contemplated by this Agreement.

      5.16     Subsidiaries.  Except for Sub, ImageMatrix has no subsidiaries
               ------------
and does not own, directly or indirectly, any interest in and has not made any advances to any corporation, association, partnership, joint venture, or other entity.

      5.17     Customers and Suppliers.  Schedule 5.17 sets forth a list of (a)
               -----------------------
each customer that accounted for more than five percent (5%) of the consolidated revenues of ImageMatrix during the last full fiscal year or the interim period through September 30, 1998 and the amount of revenues accounted for by such customer during each such period and (b) each supplier that is the sole supplier of any significant product or component to ImageMatrix. No such customer or supplier has indicated within the past year that it will stop, or decrease the rate of, buying or supplying products, as applicable, with respect to ImageMatrix. No unfilled customer order or commitment obligating ImageMatrix to process, manufacture or deliver products or perform services will result in a loss to ImageMatrix upon completion of performance. No purchase order or commitment of ImageMatrix is in excess of normal requirements, nor are prices provided for therein in excess of current market prices for the products or services to be provided thereunder.

     5.18 Intellectual Property.
          ---------------------

          (a) Schedule 5.18 sets forth a list of all franchises, licenses, trademarks, trade names, copyrights, patents, and applications therefor owned by, licensed to or registered in the name of ImageMatrix. ImageMatrix has good and marketable title and owns, or has the assignable and transferable right to use (Which is not subject to adjustment or revision), all rights to all of the franchises, licenses, trademarks, trade names, copyrights, patents, and applications therefor set forth in Schedule 5.18, and to all other intellectual property used in the present business of ImageMatrix, including all software, manufacturing processes and methods, formulae, know-how, trade secrets, and research and development and product data.

          (b) Except as set forth on Section 5.18, (i) no person or entity other than ImageMatrix has any rights or interest in or to any of the foregoing, and ImageMatrix pays no royalty to anyone with respect thereto; and (ii) ImageMatrix has no knowledge, and has received no notices to the effect, that any product ImageMatrix manufactures or sells, or any process, method, formulae, know-how, trade secret, part, or material ImageMatrix employs in the manufacture of any product, or any service ImageMatrix renders, or the marketing or use by ImageMatrix of any such product or service, may infringe any trademark, trade name, copyright, patent, trade secret, or other legally protectable right of another.

          (c) Except as set forth on Schedule 5.18, ImageMatrix has no knowledge
(i) that any party is infringing any franchises, licenses, trademarks, trade names, copyrights, patents, trade secrets, or applications therefor, or other intellectual property of ImageMatrix; or (ii) of having taken any action or having failed to take any action against any third party which would prohibit enforcement of any of the foregoing against such third party.

          (d) Except as set forth on Schedule 5.18, neither ImageMatrix, nor any officer, employee, or agent of ImageMatrix is a party to any agreement which is now in effect with any person or entity (other than ImageMatrix) requiring ImageMatrix or such officer, employee, or agent to assign any interest in any invention or trade secret to such person or entity or to keep confidential any confidential or proprietary information or data received by ImageMatrix, or any officer, employee, or agent of ImageMatrix, from such person or entity.

          (e) Except as set forth on Schedule 5.18, to the best knowledge of ImageMatrix no material confidential or proprietary information or data has been disclosed by ImageMatrix, or any officer, employee, or agent of ImageMatrix to any person or entity which has not executed a non-disclosure agreement with ImageMatrix with respect to such information and data.

          (f) ImageMatrix has not disclosed the source code for any of the software owned by ImageMatrix and incorporated in its products or necessary for the operation of its business as presently conducted (the "ImageMatrix Source Code") or other confidential or proprietary information constituting, embodied in or pertaining to the software owned by ImageMatrix and incorporated in its products or necessary for the operation of its business as presently conducted (the "ImageMatrix Software"), to any person or entity, and has taken reasonable measures to prevent such disclosure, other than disclosure of such ImageMatrix Source Code to employees or independent contractors of ImageMatrix, in each case pursuant to valid and binding nondisclosure agreements with such persons or entities which are in full force and effect and copies of which have been previously provided to ImageMatrix. ImageMatrix has taken reasonable measures consistent with industry practice in obtaining and maintaining its ownership of and right, title and interest in the ImageMatrix Software.

          (g) The ImageMatrix Software performs substantially in accordance with its specifications, without material error, interruption or delay, and is free from known computer viruses, worms, Trojan horses, time outs, code blocks, and other disruptive or harmful code. The ImageMatrix Software will properly handle all date fields and date-related data, and the operation of the ImageMatrix Software will not be interrupted, inaccurate or impaired, nor will the ImageMatrix Software provide inaccurate or incomplete results, as a result of the change of date, year or century, or the occurrence of any specific date.

     5.19 Transactions with Related Parties.  Except as contemplated by this
          ---------------------------------
Agreement or as stated on Schedule 5.19 attached hereto, no present or former officer or director or shareholder of ImageMatrix, and no affiliate of such an officer or director or shareholder, is currently a party to any transaction with ImageMatrix, other than (i) for the payment of reasonable compensation, travel advances, and other transactions in the ordinary course of business, (ii) employment agreements, or (iii) stock option agreements pursuant to ImageMatrix's Stock Option Plan. None of such parties owns or has a five percent (5%) or more ownership interest in any corporation or other entity that is or was during the last three years a party to, or in any property which is or was during the last three years the subject of, any contract, agreement or understanding, business arrangement or relationship with ImageMatrix

     5.20 Compliance.  ImageMatrix has complied, or prior to the Closing Date,
          ----------
will have complied, and is or will be in compliance in all material respects, with all laws, ordinances, regulations, and rules, and all orders, writs, injunctions, awards, judgments, and decrees applicable to it or to the assets, properties, and business of ImageMatrix. ImageMatrix is not subject to any order, writ, judgment, decree, determination or award of any court or any governmental agency or instrumentality (whether federal, state, local or foreign) which could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, assets, properties or commitments of ImageMatrix at present or after the Effective Time.

     5.21 Accounts and Notes Receivable.  Attached hereto as Schedule 5.21 is a
          -----------------------------
complete and accurate list, as of a date not more than two days prior to the date of this Agreement, of the accounts and notes receivable of ImageMatrix (including, without limitation, receivables from and advances to employees and stockholders) (collectively, the "Accounts Receivable"). Schedule 5.21 includes an aging of all Accounts Receivable showing amounts due in 30-day aging categories. On the Closing Date, ImageMatrix will deliver to MindWorks a complete and accurate list, as of a date not more than two days prior to the Closing Date, of the Accounts Receivable. All Accounts Receivable represent valid obligations arising from bona fide business transactions in the ordinary course of business consistent with past practice. The Accounts Receivable are, and as of the Closing Date and the Effective Time will be, collectible net of any respective reserves shown on ImageMatrix's books and records (which reserves are adequate and calculated consistent with past practice). Subject in the case of Accounts Receivable reflected on ImageMatrix's balance sheet as of September 30, 1998 to such reserves reflected on such balance sheet, each of the Accounts Receivable will be collected in full within ninety (90) days after the day on which it first became due and payable. There is no contest, claim, counterclaim, defense or right of set-off, other than rebates and returns in the ordinary course of business, under any contract with any obligor of any Account Receivable relating to the amount or validity of such Account Receivable. The allowance for collection losses on the balance sheet as of September 30, 1998, has been determined in accordance with generally accepted accounting principles consistent with past practice.

     5.22 Deposit Accounts; Powers of Attorney.  Schedule 5.22 contains a
          ------------------------------------
complete and accurate list of:

          (a) the name of each financial institution in which ImageMatrix has accounts or safe deposit boxes;

          (b)  the names in which the accounts or boxes are held;

          (c)  the type of account;

          (d) the name of each person authorized to draw thereon or have access thereto; and

          (e) the name of each person, corporation, firm or other entity holding a general or special power of attorney from ImageMatrix and a description of the terms of such power.

     5.23 Books of Account.  The books, records and accounts of ImageMatrix
          ----------------
accurately and fairly reflect, in reasonable detail, the transactions and the assets and liabilities of ImageMatrix. ImageMatrix has not engaged in any transaction, maintained any bank account or used any of the funds of ImageMatrix except for transactions, bank accounts and funds which have been and are reflected in the normally maintained and records of the business.

     5.24 Sufficient Assets.  The assets and properties owned by, or leased to,
          -----------------
ImageMatrix, and the Understandings and licenses, permits and approvals held by ImageMatrix, are sufficient for the conduct of the business and operation of ImageMatrix as presently conducted and as presently proposed to be conducted after the Effective Time.

      5.25     Registration Rights.  ImageMatrix is under no obligation ro
               -------------------
register any of its securities under the Securities Act.

      5.26     Consents and Approvals.  The execution and delivery by
               ----------------------
ImageMatrix of this Agreement and the agreements contemplated hereby, the performance by ImageMatrix of its obligations hereunder and thereunder and the consummation by ImageMatrix of the transactions contemplated hereby and thereby do not require ImageMatrix to obtain any consent, approval, clearance or action of, or make any filing, submission or registration with, or give any notice to, any person or governmental agency, authority or other regulatory body.

      5.27     Change in Ownership.  The consummation of the transactions
               -------------------
completed by this Agreement will not result in (i) any material adverse change in the business operations of ImageMatrix; (ii) the acceleration of the vesting of any outstanding option, warrant, call, commitment, agreement, conversion right, preemptive right or other right to subscribe for, purchase or otherwise acquire any of the shares of the capital stock of ImageMatrix, or debt securities of ImageMatrix; (iii) any obligation of ImageMatrix to grant, extend or enter into any Understanding; or (iv) any right in favor of any person or entity to terminate or cancel any Understanding.

      5.28     Full Disclosure; SEC Reports.  The representations and warranties
               ----------------------------
of ImageMatrix contained in this Agreement, and the Exhibits, Schedules, and other documents delivered by or on behalf of ImageMatrix pursuant to this Agreement, do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein or herein in view of the circumstances under which they were made not misleading.
ImageMatrix has filed all proxy statements, schedules and reports required to be filed by it with the SEC pursuant to the Exchange Act. Each registration statement, proxy statement or report filed and not withdrawn by ImageMatrix with the SEC under the Securities Act or the Exchange Act did not, on the date of effectiveness in the case of such registration statement, or on the date of filing in the case of such reports, or on the date of mailing in the case of a proxy statement, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Copies of each such registration statement, report or proxy statement will be furnished to MindWorks by ImageMatrix and such copies will be accurate and complete copies thereof. ImageMatrix shall deliver to MindWorks a copy of each report or other document filed by ImageMatrix with the SEC pursuant to the Securities Act or the Exchange Act between the date hereof and the Closing Date. If ImageMatrix becomes aware of any fact or circumstance that would change a representation or warranty of ImageMatrix in this Agreement, then ImageMatrix shall immediately give notice of such fact or circumstance to MindWorks.

      5.29     Continuation of MindWorks.  ImageMatrix has no present intention
               -------------------------
to liquidate MindWorks.


                                  ARTICLE VI

                                   COVENANTS

      6.1 No Solicitations; Acquisition Proposals.
          ---------------------------------------

          (a) In consideration of the expenses to be incurred by MindWorks and ImageMatrix in negotiating toward this Agreement, the Agreement of Merger, and the Merger, and in conducting their due diligence investigation, MindWorks and ImageMatrix shall not, directly or indirectly, through any officer, director, employee, financial advisor, representative or agent of such party, including any of the undersigned shareholders of ImageMatrix, (i) solicit, initiate, or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, business combination, sale or transfer of substantial assets, sale of any shares of capital stock (including without limitation by way of a tender offer) or similar transaction involving them or any of their subsidiaries, other than the transactions contemplated by this Agreement (any of the foregoing inquiries or proposals being referred to in this Agreement as an "Acquisition Proposal"),
(ii) engage in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to, any Acquisition Proposal, or
(iii) agree to or recommend any Acquisition Proposal; provided, however, that
                                                      --------  -------
nothing contained in this Section shall prevent MindWorks or ImageMatrix or the respective Board of Directors of either from furnishing non-public information to, or entering into discussions or negotiations with, any person or entity in connection with an unsolicited bona fide written Acquisition Proposal by such person or entity or recommending an unsolicited bona fide written Acquisition Proposal to their shareholders, if and only to the extent that (A) the Board of Directors of MindWorks or ImageMatrix (as the case may be) believe in good faith (after consultation with their respective financial advisors) that such Acquisition Proposal is reasonably capable of being completed on the terms proposed and, after taking into account the strategic benefits anticipated to be derived from the Merger contemplated by this Agreement would, if consummated, result in a transaction significantly more favorable over the long term than the Merger contemplated by this Agreement, and the MindWorks or ImageMatrix Board of Directors (as the case may be) determine in good faith after receipt of an opinion from outside legal counsel to the effect that such action is likely necessary for such Board of Directors to comply with their fiduciary duties to stockholders under applicable law and (B) prior to furnishing such non-public information to, or entering into discussions or negotiations with, such person or entity, such MindWorks or ImageMatrix Board of Directors (as the case may be) receive from such person or entity an executed confidentiality agreement with terms no more favorable to such party than those contained in that certain Letter of Intent by and between MindWorks and ImageMatrix dated as of October 22, 1998 (the "Letter of Intent").

          (b) MindWorks and ImageMatrix shall notify each other immediately after receipt by either (or any of their advisors) of any Acquisition Proposal or any request for non-public information in connection with an Acquisition Proposal or for access to the properties, books or records of such party by any person or entity that informs such party that it is considering making, or has made, an Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate in reasonable detail the identity of the offeror and the terms and conditions of such proposal, inquiry or contact. MindWorks and ImageMatrix shall continue to keep each other informed, on a prompt and current basis, of the status of any such discussions and/or negotiations and the terms being discussed and/or negotiated.

      6.2 Investigation.
          -------------

          6.2.1   Access to Records and Properties.
                  --------------------------------

                  (a) At all reasonable times prior to the Closing Date and upon reasonable notice, MindWorks shall give ImageMatrix and its officers, representatives, agents, attorneys and independent public accountants access to and the right to investigate, in such a manner as not unduly to disrupt the normal business activities of MindWorks, MindWorks' premises, properties, plants, internal reports, contracts, tax returns, books, and records and shall provide such persons with such financial and operating data and other information as ImageMatrix may reasonably request. Such investigation and provision of data or information shall not, however, diminish or in any manner affect the representations and warranties of MindWorks hereunder or constitute a waiver of any of ImageMatrix's rights to rely upon the representations, warranties, covenants, and agreements made by MindWorks hereunder.

                  (b) At all reasonable times prior to the Closing Date and upon reasonable notice, ImageMatrix shall give MindWorks and its officers, representatives, agents, and independent public accountants access to and the right to investigate, in such a manner as not unduly to disrupt the normal business activities of ImageMatrix, ImageMatrix's premises, properties, plants, internal reports, contracts, tax returns, books, and records and shall provide such persons with such financial and operating data and other information as MindWorks may reasonably request. Such investigation and provision of data or information shall not, however, diminish or in any manner affect the representations and warranties of ImageMatrix hereunder or constitute a waiver of any of MindWorks' rights to rely upon the representations, warranties, covenants, and agreements made by ImageMatrix hereunder.

          6.2.2   Confidentiality.  Except as otherwise required by law, each
                  ---------------
party shall use its best efforts to keep confidential all information not otherwise generally available to the public that is obtained concerning any other party pursuant to this Agreement. In the event of termination of this Agreement, each party shall return to the party from which they were obtained all documents, work papers, photographs, and other materials (including all copies) obtained pursuant to any such investigation or access.

      6.3 Governmental Filings.  Each party shall, as promptly as  reasonably
          --------------------
practicable after the date of this Agreement, file with any governmental agencies or departments all notices, reports and other documents required by law with respect to the Merger and shall promptly submit any additional information or documentary material properly requested by any such governmental agency or department.

      6.4 Proxy Statements.
          ----------------

          (a) ImageMatrix shall use all reasonable efforts to promptly prepare and file with the SEC, and cause to be cleared by the SEC, the ImageMatrix Proxy Statement for use in securing approval of all matters necessary to consummate the transactions contemplated hereby at the ImageMatrix Shareholders' Meeting. MindWorks will cooperate with ImageMatrix to the best of its ability in the preparation of the ImageMatrix Proxy Statement and will provide ImageMatrix with all information concerning itself and its subsidiaries necessary to enable ImageMatrix to comply with this Section 6.4(a). As soon as practicable after the date upon which the ImageMatrix Proxy Statement is cleared by the SEC, ImageMatrix shall mail copies of the ImageMatrix Proxy Statement to its shareholders.

          (b) MindWorks shall use all reasonable efforts to promptly prepare the MindWorks Proxy Statement for use in securing approval of this Agreement, the Agreement of Merger, and the Merger at the MindWorks Shareholders' Meeting. ImageMatrix will cooperate with MindWorks to the best of its ability in the preparation of the MindWorks Proxy Statement and will provide MindWorks with all information concerning itself and its subsidiaries necessary to enable MindWorks to comply with this Section 6.4(b). As soon as practicable after the date upon which the ImageMatrix Proxy Statement is cleared by the SEC, but in no event less than 10 days prior to the MindWorks Shareholders' Meeting, MindWorks shall mail copies of the MindWorks Proxy Statement to its shareholders.

          (c) MindWorks shall be responsible for the accuracy of the information supplied by MindWorks for inclusion in the ImageMatrix Proxy Statement, and ImageMatrix shall be responsible for the accuracy of the information supplied by ImageMatrix for inclusion in the MindWorks Proxy Statement. MindWorks and ImageMatrix, respectively, shall indemnify and hold harmless the other party and its officers, directors, employees, and controlling persons (within the meaning of the Securities Act), from and against any and all claims, demands, actions, causes of action, losses, costs, damages, liabilities, and expenses, including without limitation reasonable legal fees, arising out of any untrue statement of a material fact contained in any information for which such party is responsible or omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

      6.5 Shareholders' Meetings.
          ----------------------

          (a) MindWorks and ImageMatrix shall each duly and properly call a special meeting of their respective shareholders (the "MindWorks Shareholders' Meeting" and "ImageMatrix Shareholders' Meeting," respectively) for the purpose of approving all matters necessary to consummate the transactions contemplated hereby and shall submit all of the foregoing to their respective shareholders for such approval as soon as reasonably practicable after the date upon which the ImageMatrix Proxy Statement has been cleared by the SEC.

          (b) In connection with the ImageMatrix Shareholders' Meeting, the board of directors and officers of ImageMatrix shall, subject to their fiduciary duties to shareholders under applicable law, recommend approval of all matters necessary to consummate the transactions contemplated hereby to its shareholders, and each of the undersigned shareholders of ImageMatrix will vote all ImageMatrix Shares held by them in favor of all matters necessary to consummate the transactions contemplated hereby, and will execute this Agreement solely for the purpose of confirming their agreement with respect to voting of their ImageMatrix Shares. ImageMatrix shall use all reasonable efforts to solicit from the shareholders of ImageMatrix proxies in favor of the approval of all matters necessary to consummate the transactions contemplated hereby, and shall take all other actions and execute all documents reasonably requested by MindWorks to secure the vote or consent of the shareholders of ImageMatrix required by the Colorado BCA and this Agreement to effect the Merger.

          (c) In connection with the MindWorks Shareholders' Meeting, the board of directors and officers of MindWorks shall recommend adoption and approval of this Agreement, the Agreement of Merger, and the Merger to its shareholders. MindWorks shall use all reasonable efforts to solicit from the shareholders of MindWorks proxies in favor of the adoption and approval of this Agreement, the Agreement of Merger, and the Merger, and shall take all other actions and execute all documents reasonably requested by ImageMatrix to secure the vote or consent of the shareholders of MindWorks required by the California GCL and this Agreement to effect the Merger.

      6.6 Operation of MindWorks Prior to Closing Date.  From the date hereof
          --------------------------------------------
until the Effective Time, MindWorks shall (i) operate its business in the ordinary course of business as presently conducted, (ii) use its best efforts to preserve intact its business organizations, keep available the services of its officers and employees, and maintain satisfactory relationships with licensors, suppliers, distributors, customers and others having business relationships with it, and (iii) pay its accounts payable in the ordinary course of business. Without limiting the generality of the preceding sentence, MindWorks agrees that it shall not, without ImageMatrix's prior written consent (which consent shall not be unreasonably withheld):

          (a) take any of the actions specified in Section 4.7;

          (b) enter into any transaction not in the ordinary course of business;

          (c) create or otherwise voluntarily become liable with respect to any indebtedness for borrowed money or capital lease obligations not reflected in the consolidated balance sheet of MindWorks as of September 30, 1998, in the aggregate in excess of $50,000.00;

          (d) issue or enter into any agreement or commitment pursuant to which it is or may be obligated to issue any MindWorks Shares or any other debt or equity security or options, warrants, or rights to purchase which are convertible into or exchangeable for any debt or equity security of MindWorks except pursuant to written agreements already entered into on the date of this Agreement and set forth in Schedule 6.6(d);

          (e) amend its Articles of Incorporation or Bylaws other than in connection with the Merger; or

          (f) sell, mortgage, assign, convey, or grant any options to acquire, or otherwise transfer or encumber, any of its properties.

     ImageMatrix shall promptly respond to any request by MindWorks to take any of the above actions.

     6.7 Operation of ImageMatrix Prior to Closing Date.  From the date hereof
         ----------------------------------------------
until the Effective Time, ImageMatrix shall (i) operate its business in the ordinary course of business as presently conducted, (ii) use its best efforts to preserve intact its business organizations, keep available the services of its officers and employees, and maintain satisfactory relationships with licensors, suppliers, distributors, customers and others having business relationships with it, and (iii) pay its accounts payable in the ordinary course of business. Without limiting the generality of the preceding sentence, ImageMatrix agrees that it shall not, without MindWorks' prior written consent (which consent shall not be unreasonably withheld):

          (a) take any of the actions specified in Section 5.7;

          (b) enter into any transaction not in the ordinary course of business;

          (c) create or otherwise voluntarily become liable with respect to any indebtedness for borrowed money or capital lease obligations not reflected in the consolidated balance sheet of ImageMatrix as of September 30, 1998, in the aggregate in excess of $50,000.00;

          (d) issue or enter into any agreement or commitment pursuant to which it is or may be obligated to issue any ImageMatrix Shares or any other debt or equity security or options, warrants, or rights to purchase which are convertible into or exchangeable for any debt or equity security of ImageMatrix except pursuant to written agreements already entered into on the date of this Agreement and set forth in Schedule 6.7(d);

          (e) amend its Articles of Incorporation or Bylaws other than in connection with the Merger; or

          (f) sell, mortgage, assign, convey, or grant any options to acquire, or otherwise transfer or encumber, any of its properties.

     MindWorks shall promptly respond to any request by ImageMatrix to take any of the above actions.

     6.8 Notification of Certain Matters.  MindWorks shall give prompt notice
         -------------------------------
to ImageMatrix, and ImageMatrix shall give prompt notice to MindWorks, of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Agreement or in any exhibit or schedule hereto to be untrue or inaccurate in any material respect at any time from the date hereof to the Closing Date and (ii) any material failure of MindWorks or ImageMatrix or any of their respective affiliates, as the case may be, or of any of their respective officers, directors, employees or agents, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement or any exhibit or schedule hereto; provided, however, that no such notification shall affect the representations or
--------  -------
warranties of the parties or the conditions to the obligations to the parties hereunder.

      6.9  Consents.  ImageMatrix shall use its best efforts to obtain all such
           --------
consents and approvals and to take all such actions (including under any applicable state "blue sky" or securities laws) as may be necessary or appropriate in order to effectuate the transactions contemplated hereby, including the issuance of ImageMatrix Common Stock pursuant to this Agreement in compliance with all applicable federal securities law and any applicable state "blue sky" or securities laws. MindWorks shall take all actions and execute all documents that ImageMatrix reasonably requests in order to obtain such consents and approvals including, without limitation, causing holders of MindWorks Shares to execute and deliver customary investment representation letters with respect to any ImageMatrix Common Stock issued to such holders pursuant to this Agreement.

      6.10 Press Releases.  No public announcement regarding the Merger shall be
           --------------
made by either party except with mutual consent, except as required by law or regulatory agencies or upon advice of counsel. The parties hereto shall use their best efforts to provide not less than twenty-four (24) hours notice to the other party prior to issuing any press release or otherwise making any public statements with respect to the Merger (unless immediate issuance thereof is necessary in order to comply with applicable law) and shall consult with each other with regard to mutually announcing any changes in the terms of the proposed Merger.

      6.11 Financial Statements.
           --------------------

           (a) MindWorks shall cause to be prepared and shall deliver to ImageMatrix as soon as practicable after they have been prepared, but in no event later than 15 days after the end of each month, unaudited monthly financial statements, including a balance sheet and statements of income, shareholders' equity, and changes in financial position, as prepared by MindWorks in the ordinary course of business, for periods ending after September 30, 1998 until the Closing Date, each certified by an officer of MindWorks as being in compliance with Section 4.5 (to the extent applicable).

           (b) ImageMatrix shall cause to be prepared and shall deliver to MindWorks as soon as practicable after they have been prepared, but in no event later than 15 days after the end of each month, unaudited monthly financial statements, including a balance sheet and statements of income, shareholders' equity, and changes in financial position, as prepared by ImageMatrix in the ordinary course of business, for periods ending after September 30, 1998 until the Closing Date, each certified by an officer of ImageMatrix as being in compliance with Section 5.5 (to the extent applicable).

   6.12 Actions Contrary to Stated Intent.  Neither party will, either
        ---------------------------------
before or after the Merger, take any action which would prevent the Merger from qualifying as a tax-free reorganization under Section 368(a)(1)(A) of the Code.

   6.13 Employee Plans.  If the Merger is consummated, ImageMatrix shall
        --------------
provide MindWorks employees with the coverage under ImageMatrix employee benefit plans comparable to the coverage received by ImageMatrix employees. To the extent relevant under the ImageMatrix plans, the date of commencement of employment by MindWorks employees with ImageMatrix shall be deemed to be the date of commencement of employment at MindWorks.

   6.14 Registration Rights.  ImageMatrix agrees to the following registration
        -------------------
rights with respect to any ImageMatrix Common Stock issued pursuant to this Agreement.

        6.14.1 Definitions.  As used in this Section 6.14:
               -----------

               (a) The term "Merger Stock" means the ImageMatrix Common Stock issued or issuable pursuant to Article III of this Agreement.

               (b) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement;

               (c) The term "Registrable Securities" means (i) the Merger Stock; and (ii) any ImageMatrix Common Stock issued or issuable in respect of the Merger Stock, including shares issued as dividends or distributions on such Merger Stock; provided, however, that shares of ImageMatrix Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold or are available for sale in the opinion of counsel to ImageMatrix in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are or may be removed upon the consummation of such sale.

               (d) The term "Holder" means any holder of outstanding Registrable Securities who acquired such Registrable Securities in the transactions contemplated by this Agreement or to whom the rights under this Section 6.14 are transferred in accordance with Section 6.14.9.

        6.14.2 Requested Registration.  If ImageMatrix qualifies for the
               ----------------------
use of a Form S-3 Registration Statement (or any form substituted therefor), it shall effect a registration on a Form S-3 of all of the Registrable Securities which a Holder requests be included in the registration (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition) and shall keep such registration effective for the period specified in Section 6.14.5 below. ImageMatrix currently qualifies for the use of a Form S-3 Registration Statement and, subject to Section 5.7, will take such reasonable steps as may be necessary to maintain its eligibility throughout the term of the registration rights granted herein. The Holders, collectively, shall be entitled to two registrations pursuant to this Section 6.14.2, and ImageMatrix shall not be required to effect a registration hereunder (i) unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities having an aggregate disposition price (before deducting underwriting discounts and sales expenses) of at least $1,000,000 (including ImageMatrix Common Stock acquired by Holders other than pursuant to this Agreement); (ii) if, in the good faith judgment of the Board of Directors of ImageMatrix, it would be seriously detrimental to ImageMatrix and its shareholders for such registration to be effected at such time, in which event ImageMatrix shall have the right to defer the filing of the Form S-3 Registration Statement for a period of not more than ninety (90) days after receipt of the request of the initiating Holder; or (iii) in any particular jurisdiction in which ImageMatrix would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

           6.14.3   ImageMatrix Registration.
                    ------------------------

                    (a) If at any time or from time to time after the Closing Date, ImageMatrix shall determine to register any of its securities, either for its own account or the account of a security holder or holders (other than a registration relating solely to employee stock option or purchase plans or relating solely to a transaction covered by Rule 145 under the Securities Act or relating solely to a debt offering), ImageMatrix shall:

                        (1) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which ImageMatrix intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                        (2) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from ImageMatrix, by any Holder or Holders, except as set forth in Section 6.14.3(b) below.

                    (b) If the registration of which ImageMatrix gives notice is for a registered public offering involving an underwriting, ImageMatrix shall so advise the Holders as a part of the written notice given pursuant to Section 6.14.3(a). In such event the right of any Holder to registration pursuant to
Section 6.14.3(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with ImageMatrix and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by ImageMatrix. Notwithstanding any other provision of this Section 6.14.3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. ImageMatrix shall so advise all Holders and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting agreement, he may elect to withdraw therefrom by written notice to ImageMatrix and the underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require. ImageMatrix may include shares of ImageMatrix Common Stock held by shareholders other than Holders in a registration statement pursuant to this Section 6.14.3 to the extent that the amount of Registrable Securities otherwise includible in such registration statement would not thereby be diminished.

          6.14.4    Expenses of Registration.  All expenses incurred in
                    ------------------------
connection with any registration, qualification or compliance pursuant to this
Section 6.14, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for ImageMatrix, and expenses of any special audits incidental to or required by such registration shall be borne by ImageMatrix; provided, however:

                    (a) ImageMatrix shall not be required to pay for expenses of any registration proceeding begun pursuant to Section 6.14.2, the request of which has been subsequently withdrawn by the initiating Holder, in which case, such expenses shall be borne, on a pro rata basis (based upon the number of Registrable Securities initially proposed to be registered by each), by the Holders of securities (including Registrable Securities) requesting or causing such withdrawal;

                    (b) ImageMatrix shall not be required to pay underwriters, discounts, commissions, or stock transfer taxes relating to Registrable Securities (such expenses shall be borne, on a pro rata basis (based upon the number of Registrable Securities registered by each), by the Holders participating in such registration).

          6.14.5    Registration Procedures.  In the case of each registration,
                    -----------------------
qualification or compliance effected by ImageMatrix pursuant to this Section 6.14, ImageMatrix shall keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, ImageMatrix shall:

                    (a) keep such registration, qualification or compliance pursuant to Section 6.14.2 effective until the earlier to occur of (i) the completion by the Holder or Holders of the distribution described in the registration statement relating thereto, or (ii) the second anniversary of the effective date of such registration, and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the specified period;

                    (b) keep such registration, qualification or compliance pursuant to Section 6.14.3 effective for a period of at least one hundred twenty
(120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs, and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the specified period;

                    (c) furnish such number of prospectuses and other documents incident thereto as a Holder from time-to-time may reasonably request;

                    (d) Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders may reasonably request within ten (10) days prior to the original filing of such registration statement, except that ImageMatrix shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified; and

                    (e) Prepare and file with the SEC promptly upon the request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of counsel for such Holders, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Holders.

          6.14.6    Indemnification.  Prior to the effective date of any
                    ---------------
registration statement provided for herein, ImageMatrix and the Holders whose shares are covered thereby shall enter into an appropriate agreement providing for indemnification of one another from losses arising out of untrue statements by the respective parties in the registration statement or the omission of material facts required to be stated therein.

          6.14.7    Information by Holder.  The Holder or Holders of Registrable
                    ---------------------
Securities included in any registration shall furnish to ImageMatrix such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as ImageMatrix may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 6.14.

          6.14.8    Sale Without Registration.  The Holder of each certificate
                    -------------------------
representing Registrable Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 6.14.8 as follows:

                    (a) If at the time of any transfer (other than (i) a transfer not involving a change in beneficial ownership, or (ii) in transactions involving the distribution without consideration of Registrable Securities by any of the Holders to any of their partners, or retired partners, or to the estate of any of such partners or retired partners, or to any affiliated venture capital partnership, or their spouse, provided that the condition in (a) below is satisfied) of any Registrable Securities, if such Registrable Securities shall not be registered under the Securities Act, ImageMatrix may require, as a condition of allowing such transfer, that the Holder or transferee furnish to ImageMatrix (i) such information as is necessary in order to establish that such transfer may be made without registration under the Securities Act; and (ii) at the expense of the Holder or transferee and satisfactory to ImageMatrix, an opinion of counsel satisfactory in form and substance to ImageMatrix, to the effect that such transfer may be made without registration under such Securities Act; provided that nothing contained in this Section 6.14 shall relieve ImageMatrix from complying with any request for registration, qualification or compliance made pursuant to the other provisions of this Section 6.14.

                    (b) Each certificate representing the shares of ImageMatrix Common Stock issued pursuant to this Agreement shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR AS PROVIDED IN THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER. COPIES OF THE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

          6.14.9    Transfer of Registration Rights.  The rights to cause
                    -------------------------------
ImageMatrix to register securities granted by ImageMatrix under this Section
6.14 may be assigned by any Holder to a transferee or assignee of any of the Registrable Securities, provided that such transfer may otherwise be effected in accordance with applicable securities laws and this Section 6.14 and provided further that ImageMatrix is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

      6.15     Board of Directors of ImageMatrix Following Merger.  Effective as
               --------------------------------------------------
of the Closing Date, the Board of Directors of ImageMatrix will have five members and will consist of: Vish Mishra, Gerald Henderson, Vijay Rangarajan, Tomas Alcantara and Satish Gupta.

      6.16     Officers of ImageMatrix Following Merger.  Effective as of the
               ----------------------------------------
Closing Date, the officers of ImageMatrix shall be as follows: Vish Mishra (Chairman of the Board, President and Chief Executive Officer), Richard Barich (Chief Financial Officer and Secretary), and Adrian Avelino (Treasurer).

      6.17     ImageMatrix Management Incentive Stock Option Program.
               -----------------------------------------------------
ImageMatrix shall take all actions required to create an incentive stock option program for executives and managers of ImageMatrix following the Merger equal to ten percent (10%) of the ImageMatrix Common Stock (on a fully diluted, post-Effective Time basis). At Closing, options to purchase up to seventy percent (70%) of such shares shall be granted as provided in Sections 7.2.7 and 7.3.8 below and in the amounts set forth in Schedule 6.17. Options to purchase the other thirty percent (30%) of such shares shall be thereafter granted on such terms and conditions as may be determined by the Board of Directors of ImageMatrix following consummation of the Merger.

      6.18     Wit Capital Corporation.  Any fees, expenses, commissions or
               -----------------------
consideration of any kind paid or payable, or to be paid or payable, to Wit Capital Corporation (whether pursuant to the Wit Agreement or otherwise) which relate to or arise from the transactions contemplated by this Agreement shall be paid by MindWorks immediately prior to the Closing or by the current holders of MindWorks Shares thereafter.

                                  ARTICLE VII

                       CLOSING AND CONDITIONS TO CLOSING

      7.1 Closing Date.  Subject to Sections 7.2 and 7.3, the closing of the
          ------------
Merger shall take place at the offices of Silicon Valley Law Group, Fairmont Plaza, Suite 950, 50 West San Fernando Street, San Jose, California at 3:00 p.m., California time no later than February 15, 1999, or such other date, place, or time as the parties may agree.

      7.2 Conditions to Obligations of MindWorks.  The obligations of MindWorks
          --------------------------------------
to consummate the Merger is subject to satisfaction, on or prior to the Closing Date, of the following conditions:

          7.2.1     Authorization.  The holders of the outstanding MindWorks
                    -------------
Shares shall have approved and adopted this Agreement, the Agreement of Merger, and the Merger in accordance with the California GCL. All necessary action shall have been taken to authorize the execution, delivery, and performance of this Agreement by ImageMatrix and Sub.

          7.2.2     Representations, Warranties, and Performance.  Each of the
                    --------------------------------------------
representations and warranties of ImageMatrix and Sub set forth in Article V hereof shall be true and correct in all material respects as of the Closing Date, except as permitted or contemplated by this Agreement. Each of ImageMatrix and Sub shall have performed in all material respects each covenant and agreement contained in this Agreement to be performed by it prior to the Effective Time.

MindWorks shall have received a certificate to such effect executed by an officer of each of ImageMatrix and Sub and listing material changes, if any, to the Schedules and Exhibits referred to in this Agreement as of the latest practicable date prior to the Effective Time with respect to each such Schedule; provided, however, that ImageMatrix shall attach to such
          --------  -------
certificate a final Schedule 3.2 which shall be true and complete as of the Effective Time.



          7.2.3     Consents and Approvals.  All authorizations, consents, and
                    ----------------------
approvals (contractual or otherwise, including under any applicable state "blue sky" or securities laws), if any, of any state, federal, local, or foreign government agency, regulatory body, official, or any person or entity (other than MindWorks) necessary for the valid consummation of the Merger in accordance with this Agreement shall have been obtained and shall be in full force and effect.

          7.2.4     Litigation.  No suit, action, proceeding, arbitration, or
                    ----------
other litigation shall have been commenced or threatened to be commenced against MindWorks which, in the opinion of MindWorks, would pose a material restriction on or impair consummation of the Merger, performance of this Agreement, or create a risk of subjecting MindWorks or its shareholders, officers, directors, or agents to material damages, costs, liabilities, or other relief in connection with the Merger or this Agreement.

          7.2.5     Opinion of Counsel to ImageMatrix.  MindWorks shall have
                    ---------------------------------
received a written opinion, reasonably satisfactory to MindWorks and its counsel, dated as of the Closing Date of Chrisman Bynum & Johnson, P.C., counsel to ImageMatrix.

          7.2.6     Employment Agreements.  MindWorks shall have received an
                    ---------------------
executed copy of the Employment Agreement executed by ImageMatrix and Vish Mishra, in substantially the form of Exhibit 7.2.6 attached hereto.

          7.2.7     Option Agreements.  MindWorks shall have received an
                    -----------------
executed copy of the option agreements, in a form reasonably satisfactory to the parties hereto and their respective counsel, executed by ImageMatrix and each of the persons set forth in Schedule 6.17.

          7.2.8     No Material Adverse Change.  There shall not have occurred
                    --------------------------
any material loss or destruction or any material adverse change in the business, condition (financial or otherwise), operations, assets, properties, or commitments of ImageMatrix from that shown in its September 30, 1998 financial statements.

          7.2.9     Tax Consequences of Transaction.  MindWorks shall have
                    -------------------------------
received a ruling from the Internal Revenue Service or an opinion of tax counsel satisfactory to MindWorks and its counsel as to the tax free nature under the Code of the transactions contemplated hereby.

          7.2.10    Election of ImageMatrix Directors and Officers.  All actions
                    ----------------------------------------------
shall have been taken to elect the persons listed in Sections 6.15 and 6.16 as directors and officers of ImageMatrix effective as of the Closing Date and to implement the incentive stock option program described in Section 6.17.

          7.2.11    Non-Disclosure Agreements. Any employee of ImageMatrix which
                    -------------------------
MindWorks may, in its discretion, identify, shall have executed and delivered to ImageMatrix a non-disclosure agreement, in a form reasonably satisfactory to the parties hereto and their respective counsel.

      7.3 Conditions to Obligations of ImageMatrix and Sub.  The obligations of
          ------------------------------------------------
ImageMatrix and Sub to consummate the Merger are subject to satisfaction, on or prior to the Closing Date, of the following conditions:

          7.3.1     Authorization.  The holders of the outstanding ImageMatrix
                    -------------
Shares shall have approved all matters necessary to consummate the transactions contemplated hereby. All necessary action shall have been taken to authorize the execution, delivery, and performance of this Agreement by MindWorks.

          7.3.2     Representations, Warranties and Performance.  Each of the
                    -------------------------------------------
representations and warranties of MindWorks set forth in Article IV shall be true and correct in all material respects as of the date of this Agreement and the Closing Date, except as contemplated by this Agreement. MindWorks shall have performed in all material respects each covenant and agreement contained in this Agreement to be performed by it at or prior to the Effective Time. ImageMatrix shall have received a certificate to such effect executed by an officer of MindWorks and listing all changes, if any, to the Schedules and Exhibits referred to in this Agreement as of the latest practicable date prior to the Effective Time with respect to each such Schedule; provided, however, that
                                                   --------  -------
MindWorks shall attach to such certificate a final Schedule 3.2 which shall be true and complete as of the Effective Time.

          7.3.3     Consents and Approvals.  All authorizations, consents, and
                    ----------------------
approvals (contractual or otherwise, including under any applicable state "blue sky" or securities laws), if any, of any state, federal, local, or foreign government agency, regulatory body, official, or any person or entity (other than ImageMatrix) necessary for the valid consummation of the Merger in accordance with this Agreement shall have been obtained and shall be in full force and effect.

          7.3.4     Litigation.  No suit, action, proceeding, or other
                    ----------
litigation shall have been commenced or threatened to be commenced which, in the opinion of ImageMatrix or Sub, would pose a material restriction on or impair consummation of the Merger, performance of this Agreement or the conduct of the business of MindWorks after the Effective Time or create a risk of subjecting ImageMatrix or Sub, or their agents, to material damages, costs, liabilities, or other relief in connection with the Merger or this Agreement.

          7.3.5     Opinion of Counsel to MindWorks.  ImageMatrix shall have
                    -------------------------------
received a written opinion, reasonably satisfactory to ImageMatrix and its counsel, dated as of the Closing Date of Silicon Valley Law Group, counsel to MindWorks.

          7.3.6     Fairness Opinion.  Neidiger/Tucker/Bruner, Inc. shall have
                    ----------------
delivered to ImageMatrix its opinion, reasonably satisfactory to ImageMatrix, concerning the fairness to the shareholders of ImageMatrix of the terms of the Merger from a financial point of view.

          7.3.7     Employment Agreements.  ImageMatrix shall have received an
                    ---------------------
executed copy of the Employment Agreement executed by ImageMatrix and Vish Mishra, in substantially the form of Exhibit 7.2.6 attached hereto.

          7.3.8     Option Agreements.  ImageMatrix shall have received an
                    -----------------
executed copy of the option agreements, in a form reasonably satisfactory to the parties hereto and their respective counsel, executed by ImageMatrix and each of the persons set forth in Schedule 6.17.

          7.3.9     Non-Disclosure Agreements. Any employee of MindWorks which
                    -------------------------
ImageMatrix may, in its discretion, identify, shall have executed and delivered to MindWorks a non-disclosure agreement, in a form reasonably satisfactory to the parties hereto and their respective counsel.

          7.3.10    Election of ImageMatrix Directors and Officers.  All actions
                    ----------------------------------------------
shall have been taken to elect the persons listed in Sections 6.15 and 6.16 as directors and officers of ImageMatrix effective as of the Closing Date and to implement the incentive stock option program described in Section 6.17.

          7.3.11    Financial Position of MindWorks.  MindWorks shall, no later
                    -------------------------------
than 10 days prior to the Closing Date, deliver a certificate to ImageMatrix executed by an officer of MindWorks to the effect that MindWorks will have at least $1,500,000 in New Money (as such term is defined in Section 3.10 hereof) (including binding commitments from investors and/or lenders for equity and/or debt financing which may be drawn upon by MindWorks within 90 days of the completion of the Merger) as of the Closing Date. Any equity securities or debt securities with a conversion privilege or an "equity kicker" issued by MindWorks in connection with the raising of such New Money shall be accounted for within the definition of "MindWorks Shares Outstanding" and in Section 3.2 and Schedule
3.2. Upon the delivery of the certificate referred to in the first sentence hereof, ImageMatrix shall have the right to inspect copies of such documents as it may reasonably request in order to ascertain the factual basis for the information contained in the certificate, including copies of any agreements with MindWorks' prospective investors and lenders.

          7.3.12    No Material Adverse Change.  There shall not have occurred
                    --------------------------
any material loss or destruction or any material adverse change in the business, condition (financial or otherwise), operations, assets, properties, or commitments of MindWorks from that shown in its September 30, 1998 financial statements.

          7.3.13    FIRPTA Certificate.  The receipt by ImageMatrix at or prior
                    ------------------
to the Effective Time of a certification (dated not more than 30 days prior to the Effective Time) issued by MindWorks pursuant to Treasury Regulation Section 1.897-2(h) that the stock of MindWorks is not a "United States real property interest" as defined in Section 897 of the Code.

          7.3.14    Agreement with Rebus Technology.  That certain Technology
                    -------------------------------
Transfer Agreement, dated as of June 6, 1997, by and between Rebus Technology, Inc. and MindWorks, shall be amended and restated in its entirety by another agreement, which agreement may not be executed and delivered by such parties until the form of such agreement is approved by ImageMatrix (which approval shall not be unreasonably withheld).

          7.3.15    Bradley Note.  That certain promissory note executed by
                    ------------
MindWorks in favor of Ed Bradley which becomes due and payable on December 31, 1998, shall be restructured such that it shall become due and payable no earlier than July 1, 1999.

          7.3.16    Compliance with Tax Laws.  At the Closing, MindWorks (i)
                    ------------------------
shall have filed all tax returns and reports of any nature required to be filed by it through the Closing Date, (ii) shall be current on all employee withholding and other employment and social security taxes, and (iii) shall be otherwise in full compliance with all federal, state, local, foreign and other tax laws.

      7.4 Attorneys' Fees.  Subject to Section 10.5, each of MindWorks,
          ---------------
ImageMatrix and Sub shall, at the Closing, pay the legal fees and expenses of the respective counsel of each incurred in connection with the negotiation, execution, delivery and performance of this Agreement and the Merger; provided,
                                                                      --------
however, that the legal fees and expenses of counsel to MindWorks shall not
-------
exceed $50,000, and the legal fees and expenses of counsel to ImageMatrix and Sub shall not exceed $75,000.

                                 ARTICLE VIII

                                  TERMINATION

      8.1 Termination.  Whether or not the Merger has been approved by the
          -----------
shareholders of MindWorks and ImageMatrix, this Agreement may be terminated, and the Merger abandoned, at any time prior to the Effective Date:

          (a) by mutual action of the Board of Directors of MindWorks, ImageMatrix, and Sub;

          (b) by MindWorks if any of the conditions set forth in Section 7.2 shall not have been satisfied in all material respects on or before the Closing Date;

          (c) by ImageMatrix or Sub if any of the conditions set forth in
Section 7.3 shall not have been satisfied in all material respects on or before the Closing Date;

          (d) by either MindWorks or ImageMatrix if the Merger has not become effective for any reason on or prior to February 15, 1999 or such later date as shall have been approved by the Boards of Directors of MindWorks and ImageMatrix (which approval shall not be unreasonably withheld by either party); or

          (e) by either MindWorks or ImageMatrix if:

                  (i) after receipt of an Acquisition Proposal by the other party (the "Non-Terminating Party"), the Board of Directors of the Non-Terminating Party withdraws or modifies its approval and recommendation of this Agreement or the Merger;

                  (ii) after receipt of an Acquisition Proposal by the Non-Terminating Party, the other party requests in writing that the Board of Directors of the Non-Terminating Party make, confirm or reconfirm a recommendation to the other party that it approves of this Agreement or the Merger, and said Board of Directors of the Non-Terminating Party fails to do so within ten (10) business days after its receipt of said request;

                  (iii) the Board of Directors of the Non-Terminating Party shall have recommended to its shareholders an alternative transaction; or

                  (iv) a tender offer or exchange offer for 20% or more of the outstanding shares of the Non-Terminating Party is commenced (other than by the Non-Terminating Party or one of its affiliates) and the Board of Directors of the Non-Terminating Party recommends that its shareholders tender their shares in such tender or exchange offer.

      8.2 Effect of Termination.  In the event of the termination of this
          ---------------------
Agreement and abandonment of the Merger, no party shall have any liability to any other party hereunder of any nature whatsoever, including any liability for damages, unless such party is in default under its obligations hereunder, in which event the party in default shall be liable to the other parties for such default.

                                  ARTICLE IX

          SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

      9.1 Survival of Representations and Warranties.  The representations and
          ------------------------------------------
warranties of each of the parties contained in this Agreement shall survive the consummation of the Merger for the period that commences on the Closing Date and ends on the second anniversary of the Closing Date, provided that the representations and warranties contained in Sections 4.14 and 5.14 shall expire upon the expiration of the applicable statute of limitations (including any extensions thereof), and no claim for breach or non-fulfillment thereof shall be effective unless submitted to the other party in writing within such period.

      9.2 Indemnification.
          ---------------

          (a) Subject to Section 8.2 above, MindWorks and ImageMatrix, respectively, shall indemnify and hold harmless the other party and its officers, directors, employees, and controlling persons (within the meaning of the Securities Act), from and against any and all claims, demands, actions, causes of action, losses, costs, damages, liabilities, and expenses, including without limitation reasonable legal fees (collectively "Losses"), arising out of:

                (i) any false, misleading, or inaccurate representation or warranty made by such party in this Agreement, or any other instrument, document or statement delivered or given to or obtained by the other party in connection therewith, or any breach of any such representation or warranty; or

                (ii) any breach, violation, or nonfulfillment by such party of, or any failure by such party to perform, any covenant, agreement, obligation or other provision contained in this Agreement, or any other instrument or other document executed or delivered in connection with this Agreement.

                Notwithstanding the foregoing, no party or parties shall be entitled to indemnification pursuant to this Agreement until the aggregate amount of the Losses incurred by such party are in excess of $50,000 (the "Basket Amount"), in which case the party entitled to such indemnification shall also be entitled to receive the Basket Amount.

          (b)   Third Party Claims.
                ------------------

                (i) In order for a party hereto to be indemnified hereunder (an "Indemnified Party") to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by any person or entity against the Indemnified Party (a "Third Party Claim"), such Indemnified Party must notify the parties obligated to provide indemnification pursuant to Section 9.2(a) (each, an "Indemnifying Party") in writing, and in reasonable detail, of the Third Party Claim within 30 business days after receipt by such Indemnified Party of written notice of the Third Party Claim; provided, however, that failure to give such notification shall not
             --------  -------
affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure. Such notice shall state the nature and the basis of such claim and a reasonable estimate of the amount thereof. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, within five business days after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim. To the extent the Indemnifying Party has actually paid any amount to the Indemnified Party in respect of any Losses in connection with such Third Party Claim, the Indemnifying Party shall have a right of subrogation with respect to such Third Party Claim to the extent of such payment.

          (ii) The Indemnifying Party shall have right to defend and settle, at its own expense and by its own counsel (provided that such counsel is not reasonably objected to by the Indemnified Party and provided further that selection for these purposes of either counsel indicated in Section 10.6, absent any actual or reasonably likely conflict of interest with respect to parties or defenses, shall not be objected to by the Indemnifying Party), any Third Party Claim as the Indemnifying Party pursues the same in good faith and diligently and so long as the Third Party Claim does not relate to an actual or potential Loss to which Section 9.2(b)(v) applies. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnifying Party and its counsel in the defense thereof and in any settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records or information reasonably requested by the Indemnifying Party that are in the Indemnified Party's possession or control.
Notwithstanding the foregoing, the Indemnified Party shall have the right to participate in any matter through counsel of its own choosing at its own expenses (unless there is a conflict of interest that prevents counsel for the Indemnifying Party from representing the Indemnified Party, in which case the Indemnifying Party will reimburse the Indemnified Party for the expenses of its counsel). After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability, except to the extent such participation is requested by the Indemnifying Party, in which event the Indemnified Party shall be reimbursed by the Indemnifying Party for reasonable additional legal expenses and out-of-pocket expenses, and except in the case of a Third Party Claim relating to an actual or potential Loss to which Section 9.2(b)(v) applies.

          (iii) No Indemnifying Party shall, in the defense of any Third Party Claim, consent to entry of any judgement (other than a judgment of dismissal on the merits without costs) or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim or matter, except with the written consent of the Indemnified Party.

          (iv) If the Indemnifying Party does not assume the defense of any Third Party Claim, then the Indemnified Party may defend against such Third Party Claim in such manner as it deems appropriate at the expense of the Indemnifying Party.

          (v) Notwithstanding anything to the contrary in this Article IX, if at any time, in the reasonable opinion of ImageMatrix or MindWorks as the Indemnified Party (notice of which opinion shall be given in writing to the Indemnifying Party), any Third Party Claim seeks material prospective relief which could have a material adverse effect on any such Indemnified Party or any subsidiary, then such Indemnified Party shall have the right to control or assume (as the case may be) the defense of any such Third Party Claim and the amount of any judgment or settlement and the reasonable costs and expenses of defense (including, but not limited to, fees and disbursements of counsel and experts, as well as any sampling, testing, investigation, removal, treatment or remediation undertaken by ImageMatrix or MindWorks and all counseling or engineering fees and expenses related thereto) shall be included as part of the indemnification obligations of the Indemnifying Party hereunder. If the Indemnified Party elects to exercise such right, then the Indemnifying Party shall have the right to participate in, but not control, the defense of such Third Party Claim at the sole cost and expense of the Indemnifying Party.

                                   ARTICLE X

                                 MISCELLANEOUS

      10.1     Amendments and Waivers.  This Agreement may not be amended except
               ----------------------
by an instrument in writing signed on behalf of the parties hereto; provided,
                                                                    --------
however, that after approval of the Merger by the shareholders of MindWorks, no
-------
amendment may be made without the further approval of the shareholders of MindWorks which would do any of the following: (i) decrease or change the form or value of the consideration to be paid to the former MindWorks shareholders pursuant to this Agreement, (ii) alter or change any other terms and conditions of this Agreement if any of the alterations or changes, alone or in the aggregate, would materially and adversely affect the rights of shareholders of MindWorks hereunder or (iii) otherwise require the approval of the shareholders of MindWorks under the California GCL. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

      10.2     Entire Agreement.  This Agreement (including the Exhibits and
               ----------------
Schedules hereto) constitutes the entire agreement among the parties with respect to the Merger and supersedes all prior or concurrent arrangements, letters of intent, or understandings relating to the Merger, including without limitation the Letter of Intent.

      10.3     Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be an original, but all of which when taken together shall constitute one and the same agreement. This Agreement shall become effective when one or more counterparts has been signed by each of the parties and delivered to each of the other parties.

      10.4     Headings.  The table of contents and the articles and section
               --------
headings in this Agreement have been inserted for identification and reference and shall not by themselves determine the meaning or interpretation of any provision of this Agreement.

      10.5     Expenses.  Except as otherwise provided herein, each party hereto
               --------
shall pay its own costs and expenses relating to this Agreement, the negotiations regarding this Agreement, and the transactions contemplated by this Agreement.

      10.6     Notices.  Any notice or other communication required or permitted
               -------
to be given under this Agreement shall be in writing, shall be delivered personally or by registered or certified mail, postage prepaid, and shall be deemed given upon delivery, if delivered personally, or three days after deposit in the mails, if mailed, to the following addresses:

          If to ImageMatrix or Sub:

               ImageMatrix Corporation
               400 S. Colorado Boulevard, Suite 500
               Denver, Colorado  80246
               Attn: Chairman and Chief Executive Officer

               with a copy to:

               Chrisman Bynum & Johnson
               1900 Fifteenth Street
               Boulder, Colorado  80302
               Attn: Christopher M. Hazlitt, Esq.
                     Peter J. Jensen, Esq.

          If to MindWorks:

               MindWorks Corporation
               349 Cobalt Way
               Sunnyvale, California  94086
               Attn: Chairman and Chief Executive Officer

               with a copy to:

               Silicon Valley Law Group
               Fairmont Plaza, Suite 950
               50 West San Fernando Street
               San Jose, California  95113
               Attn: James C. Chapman, Esq.
                     Alan S. Gutterman, Esq.

or to such other address as a party may have furnished to the other parties in writing in accordance with the provisions of this Section 10.6.

      10.7     No Waiver.  No waiver by any party of any condition, or the
               ---------
breach of the term, covenant, agreement, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be a further or continuing waiver of any such condition or breach of any other term, covenant, agreement, representation, or warranty contained in this Agreement.

      10.8     Successors and Assigns.  No party hereto may assign any of its
               ----------------------
rights or obligations hereunder without prior written consent of the other parties hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, personal representatives and permitted assigns.

      10.9     Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Colorado applicable to contracts entered into and to be performed wholly within the State of Colorado, except to the extent that the laws of the State of California are mandatorily applicable to the Merger.

      10.10    Arbitration.
               -----------

               (a) Except as provided below, any and all disputes arising under or related to this Agreement or the Merger which are not resolved through negotiations between the parties within 15 days after the earliest date upon which one of the parties notified the other(s) of its desire to attempt to resolve the dispute shall be promptly submitted to arbitration by a single arbitrator through the Judicial Arbiter Group ("JAG"), any successor of JAG, any similar arbitration provider who can provide a former judge to conduct such arbitration if JAG is no longer in existence, or, if no such similar arbitration provider can be reasonably located by the parties, an arbitrator appointed by the court. The arbitrator shall be selected on the basis, if possible, of his or her expertise in the subject matter(s) of the dispute.

               (b) The decision of the arbitrator shall be final, nonappealable and binding upon the parties, and it may be entered in any court of competent jurisdiction. The arbitration shall take place in Denver, Colorado.

               (c) The arbitrator shall be bound by the laws of the State of Colorado applicable to the issues involved in the arbitration and all Colorado rules relating to the admissibility of evidence, including without limitation, all relevant privileges and the attorney work product doctrine. All discovery shall be completed in accordance with the time limitations prescribed in the Colorado Rules of Civil Procedure, unless otherwise agreed by the parties or ordered by the arbitrator on the basis of strict necessity adequately demonstrated by the party requesting an extension or reduction of time.

               (d) The arbitrator shall have the power to grant equitable and declaratory relief where applicable under Colorado law. The arbitrator shall issue a written opinion setting forth his or her decision within 30 days after the arbitration proceeding is concluded.

               (e) The obligation of the parties to submit any dispute arising under or related to this Agreement or the Merger to arbitration as provided in this Section shall survive the expiration or earlier termination of this Agreement. Notwithstanding the foregoing, either party may seek and obtain an injunction or other appropriate relief from a court to preserve or protect the status quo with respect to any matter pending conclusion of the arbitration proceeding, but no such application to a court shall in any way be permitted to stay or otherwise impede the progress of the arbitration proceeding.

      10.11    Attorneys' Fees and Costs.
               -------------------------

               (a) In the event of any arbitration or litigation being filed or instituted between the parties concerning this Agreement or the Merger, the prevailing party will be entitled to receive from the other party or parties its attorneys' fees, experts' fees, costs and expenses, whether or not such controversy, claim or action is prosecuted to judgment or other form of relief.

               (b) The "prevailing party" is that party which is awarded judgment or other legal or equitable relief as a result of trial or arbitration, or who receives a payment of money from the other party in settlement of claims asserted by such party. If both parties receive a judgment or other award of relief, the court or the arbitrator shall determine which party is the prevailing party, taking into consideration the merits of the claims asserted by each party, the relative values of the judgments or other forms of relief received by each party, and the relative equities between the parties.

      10.12    Approval of ImageMatrix as Sole Shareholder of Sub.  By its
               --------------------------------------------------
execution and delivery of this Agreement, ImageMatrix, as the sole shareholder of Sub, consents to, approves, and adopts this Agreement, the Agreement of Merger and the Merger as the sole shareholder of Sub.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused this Agreement to be executed on their behalf as of the date first above written.

                                        MINDWORKS CORPORATION


                                        By: /s/ Vish Mishra
                                        -----------------------------
                                        Name:   Vish Mishra
                                        -----------------------------
                                        Title:  President
                                        -----------------------------


                                        IMAGEMATRIX CORPORATION

                                        By: /s/ Gerald E. Henderson
                                        -----------------------------
                                        Name:   Gerald E. Henderson
                                        -----------------------------
                                        Title:  Chairman of the Board
                                        -----------------------------


                                        IMW HOLDINGS, INC.

                                        By: /s/ Gerald E. Henderson
                                        -----------------------------
                                        Name:   Gerald E. Henderson
                                        -----------------------------
                                        Title:  Vice President
                                        -----------------------------


Each of the undersigned hereby executes this Agreement for the limited purposes of agreeing to (i) vote all ImageMatrix Shares that are beneficially owned by him, or for which he has voting authority, in favor of the adoption of this Agreement and the approval of the Merger and (ii) otherwise use his reasonable best efforts to obtain the approval of the Merger by the shareholders of ImageMatrix.

                                        IMAGEMATRIX SHAREHOLDERS


                                        /s/ Gerald E. Henderson
                                        -----------------------------
                                            Gerald E. Henderson


                                        /s/ Dennis C. Hefter
                                        -----------------------------
                                            Dennis C. Hefter


                                        /s/ Jaidev Sugavanam
                                        -----------------------------
                                            Jaidev Sugavanam

              AGREEMENT AND PLAN OF MERGER DATED DECEMBER 29, 1998
                                  BY AND AMONG
                             MINDWORKS CORPORATION,
                            IMAGEMATRIX CORPORATION
                                      AND
                               IMW HOLDINGS, INC.



Exhibits and Schedules Omitted from Agreement and Plan of Merger
----------------------------------------------------------------

1.  Exhibit 2.1   -  Agreement of Merger
2.  Exhibit 3.9   -  Form of Indemnity Escrow Agreement
3.  Exhibit 3.10  -  Form of Purchase Price Escrow Agreement
4.  Exhibit 4.15  -  Agreement Between MindWorks Corporation and Wit
                     Capital Corporation
5.  Exhibit 7.2.6 -  Form of Employment Agreement - Vish Mishra
6.  Disclosure Schedules of ImageMatrix Corporation
7.  Disclosure Schedules of MindWorks Corporation

                                                                      APPENDIX C


                            IMAGEMATRIX CORPORATION

                             1996 STOCK OPTION PLAN
                         (as amended on July 15, 1997)


1.   PURPOSE

     The IMAGEMATRIX CORPORATION 1996 STOCK OPTION PLAN ("Plan") provides for the grant of Stock Options to employees, directors and consultants of ImageMatrix Corporation, (the "Company") and such of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986) (the "Code") as the Board of Directors of the Company shall from to time designate ("Participating Subsidiaries") in order to advance the interests of the Company and its Participating Subsidiaries through the motivation, attraction and retention of key personnel.

2.   INCENTIVE STOCK OPTIONS AND NON-INCENTIVE STOCK OPTIONS

     The Stock Options granted under the Plan may be either:

     a) Incentive Stock Options ("ISOs") which are intended to be "Incentive Stock Options" as that term is defined in Section 422 of the Code; or

     b) Non-statutory Stock Options ("NSOs") which are intended to be options that do not qualify as "Incentive Stock Options" under Section 422 of the Code.

     All Stock Options shall be ISOs unless the Option Agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as NSOs. Subject to the other provisions of the Plan, a Participant may receive ISOs and NSOs at the same time provided that the ISOs and NSOs are clearly designated as such, and the exercise of one does not affect the exercise of the other.

     Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and NSOs.

3.   ADMINISTRATION

     The Plan shall be administered by the Board of Directors (the "Board") of the Company if each member of the Board is a Disinterested Person. If each member of the Board is not a Disinterested Person, the Plan shall be administered by a committee of two or more directors ("Committee") each of whom is a Disinterested Person. The Committee or the Board of Directors, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Options granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto.

     All actions taken and all interpretations and determinations made by the Board or Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all

Participants, the Company and all other interested persons. No member of the Board or Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Board and Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act") provides that the grant of a stock option to a director or officer of a company will be exempt from the provisions of Section 16(b) of the Act if the conditions set forth in said Rule are satisfied. Unless otherwise specified by the Board or Committee, grants of Stock Options hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of said Rule.

4.   DEFINITIONS

     4.1  "Stock Option." A Stock Option is the right granted under the Plan to
          ---------------
          an Employee, director, or consultant to purchase, at such time or times and at such price or prices ("Option Price") as are determined by the Committee, the number of shares of Common Stock determined by the Committee.

     4.2  "Common Stock." A share of Common Stock means a share of authorized
          ---------------
          but unissued or reacquired common stock of the Company.

     4.3  "Fair Market Value." If the Common Stock is traded publicly, the Fair
          --------------------
          Market Value of a share of Common Stock on any date shall be the average of the representative closing bid and asked prices, as quoted by the National Association of Securities Dealers through NASDAQ (its automated system for reporting quotes), for the date in question, or, if the Common Stock is listed on the NASDAQ National Market System or is listed on a national stock exchange, the officially quoted closing price on NASDAQ or such exchange, as the case may be, on the date in question. If the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined in good faith by the Board of Directors or the Committee after such consultations with outside legal, accounting and other experts as the Board of Directors or the Committee may deem advisable, and the Board of Directors or the Committee shall maintain a written record of its method of determining such value.

     4.4  "Employee." An Employee is an employee of the Company or any
          -----------
          Participating Subsidiary.

     4.5  "Participant." A Participant is an Employee, director or consultant to
          --------------
          whom a Stock Option is granted.

     4.6  "Disinterested Person." A Disinterested Person is a person who
          -----------------------
          satisfies the definition of a "disinterested person" set forth in Rule 16b-3 under the Act or any rule or regulation, as it may be amended from time to time.

5.   ELIGIBILITY AND PARTICIPATION

     Grants of ISOs and NSOs may be made to Employees of the Company or any Participating Subsidiary. Grants of NSOs may be made to directors of or consultants to the Company or any Participating Subsidiary. Any director of the Company or of a Participating Subsidiary who is also an Employee shall also be eligible to receive ISOs. The Committee shall from time to time determine the Participants to whom Stock Options shall be granted, the number of shares of Common Stock subject to each Stock Option to be granted to each such Participant, the Option Price of such Stock Options, all as provided in this Plan. The Option Price of any ISO shall be not less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted, but the Option Price of an NSO may be less than the Fair Market Value on the date the NSO is granted if the Committee so determines. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISOs are granted, and such ISO shall not be exercisable after five years after the date on which it was granted. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of this Plan.

6.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN

     6.1  Maximum Number. The maximum aggregate number of shares of Common Stock
          ---------------
that may be made subject to Stock Options shall be _______________ authorized but unissued shares. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the stock as to all ISOs granted to an individual which may first become exercisable in a particular calendar year may not exceed $100,000. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.

     6.2  Capital Changes. In the event any changes are made to the shares of
          ----------------
Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in: (i) the number of shares of Common Stock theretofore made subject to Stock Options, and in the Option Price of said shares; and (ii) the aggregate number of shares which may be made subject to Stock Options in the future. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

7.   EXERCISE OF STOCK OPTIONS

     7.1  Time of Exercise. Subject to the provisions of the Plan, the
          -----------------
Committee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire. Such time or times shall be set forth in the Option Agreement evidencing such Stock Options. A Stock Option shall expire, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted, unless otherwise set forth in such Option grant. The Committee may accelerate the vesting of any Participant's Stock Option by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Company shall amend the Option grant to reflect the new vesting schedule. The acceleration of the exercise period of a Stock Option shall not affect the expiration date of that Stock Option.

     7.2 Exchange of Outstanding Stock. The committee, in its sole discretion,
         -------------------------------
may permit a Participant to surrender to the Company shares of the Common Stock previously acquired by the Participant as part of full payment for the exercise of a Stock Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise.

     7.3  Use of Promissory Note; Exercise Loans. The Committee may, in its sole
          ---------------------------------------
discretion, impose terms and conditions, including conditions relating to the manner and timing of payments, on the exercise of Stock Options. Such terms and conditions may include, but are not limited to, permitting a Participant to deliver to the Company his Promissory note as full or partial payment for the exercise of a Stock Option. The Committee, in its sole discretion, may authorize the Company to make a loan to a Participant in connection with the exercise of Stock Options, or authorize the Company to arrange or guarantee loans to a Participant by a third party.

     7.4  Termination of Employment before Exercise. If the employment of a
          ------------------------------------------
Participant who was an employee of the Company or a Participating Subsidiary when the Stock Option was granted shall terminate for any reason other than the Participant's death or disability, any Stock Options then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall terminate immediately, however the Committee shall have the discretion to allow such Option Agreement(s) to remain exercisable after the termination of his employment for a period of up to three additional months (but not later than the specified expiration date). If the Participant's employment is terminated because the Participant is disabled within the meaning of Section 22(e)(3) of the Code, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of twelve months (but not later than the specified expiration date). If the Participant dies while employed by the Company or a Participating Subsidiary, or during the three-month or twelve-month periods referred to above, his Stock Options may be exercised to the extent that they were exercisable on the date of cessation of his employment by his estate, or duly appointed representative, or beneficiary who acquires the Stock Options by will or by the laws of descent and distribution, but no further installments of his Stock Options will become exercisable and each of his Stock Options shall terminate on the first anniversary of the date of his death (but not later than the specified expiration dates). If a Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

     7.5  Disposition of Forfeited Stock Options  Any shares of Common Stock
          --------------------------------------
subject to Stock Options forfeited by a Participant shall not thereafter be eligible for purchase by the Participant, but may be made subject to Stock Options granted to other Participants.

8.   NO CONTRACT OF EMPLOYMENT

     Nothing in this Plan shall confer upon the Participant the right to continue in the employ of the Company. or any Participating Subsidiary, nor shall it interfere in any way with the right of the Company, or any such Participating Subsidiary, to discharge the Participant at any time for any reason whatsoever, with or without cause. Nothing in this Article 8 shall affect any rights or obligations of the Company or any Participant under any written contract of employment.

9.   NO RIGHTS AS A STOCKHOLDER

     A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option.

10.  ASSIGNABILITY

     No Stock Option granted under this Plan, nor any other rights acquired by Participant under this Plan, be assignable or transferable by a Participant, other than by will or the laws of descent and distribution, and Stock Options issued to a Participant are exercisable during his lifetime only by him. Notwithstanding the preceding sentence, the Committee may, in its sole discretion, permit the assignment or offer of an NSO and the exercise thereof by a person other than a Participant, on such terms and conditions as the Committee in its sole discretion may determine. Any such terms shall be determined at the time the NSO is granted, and shall be set forth in the Option Agreement. in the event of his death, the Stock Option may be exercised by the personal representative of the Participant's estate or by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution.

11.  MERGER OR LIQUIDATION OF THE COMPANY

     11.1 If within the duration of a Stock Option there shall be a corporate merger, consolidation, acquisition of assets, or other reorganization and if such transaction shall affect the Common Stock, the Participant shall thereafter be entitled to receive upon the exercise of his Stock Option those shares or securities that he would have received had the Stock Option been exercised prior to such transaction and had the Participant been a stockholder of the Company with respect to such shares.

     11.2 If the Company or its stockholders enter into an agreement to dispose of all, or substantially all, of the assets or outstanding capital stock of the Company by means of a sale or liquidation, or a merger or reorganization in which the Company is not the surviving corporation, the vesting schedule of some or all Stock Options may, at the sole discretion of the Committee, be accelerated so that all or any portion of Stock Options outstanding under the Plan as of the day before the consummation of such sale, liquidation, merger or reorganization, to the extent not exercised, shall for all purposes under this Plan become exercisable as of such date.

12.  AMENDMENT

     The Board of Directors may from time to time alter, amend, suspend or discontinue the Plan, including, whenever applicable, any modifications or amendments as it shall deem advisable in order that ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided however that no such action shall, without the approval of the stockholders of the Company, (i) increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless necessary to effect the adjustments required by Section 6.2), (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

13.  REGISTRATION OF OPTIONED SHARES

     The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended, or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Securities Act of 1933, as amended, and from the registration or qualification requirements of applicable state securities laws. The Company will not be required to issue registered shares pursuant to the exercise of Stock Options granted under this Plan. Hence, Stock Option holders may receive shares of restricted Common Stock upon their exercise of their Stock Options. However, the Company may undertake, in its sole discretion, to register the Common Stock issued upon the exercise of the Stock Options pursuant to a registration statement on Form S-8, or equivalent form that provides for the registration of stock issued pursuant to employee stock option plans (it being noted that registration utilizing Form S-8 is not available for the resale of securities by affiliates).

14.  WITHHOLDING TAXES

     The Company or Participating Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company or the Participating Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign to withhold in connection with any Stock Options.

15.  BROKERAGE ARRANGEMENTS

     The Committee, in its discretion, may enter into arrangements with one or more banks, brokers, or other financial institutions to facilitate the acquisition of shares acquired upon exercise of Stock Options including, without limitation, arrangements for the simultaneous exercise of Stock Options and the sale of shares acquired upon exercise.

16.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board of Directors to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board of Directors may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Participating Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

17.  EFFECTIVE DATE

     This Plan was adopted by the Board of Directors and became effective on November 2, 1995 subject to the approval of the Company's stockholders within twelve (12) months thereafter. No Stock Options shall be granted subsequent to ten years after the effective date of the Plan. Stock Options outstanding subsequent to ten years after the effective date of the Plan shall continue to be governed by the provisions of the Plan.

                         IMAGEMATRIX CORPORATION PROXY

                  SOLICITED BY THE BOARD OF DIRECTORS FOR THE
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 22, 1999

     The undersigned hereby constitutes, appoints, and authorizes Gerald E. Henderson as the true and lawful attorney and Proxy of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the no par value Common Stock of ImageMatrix Corporation, a Colorado corporation (the "Company"), at the Special Meeting of the Shareholders to be held February 22, 1999, at the offices of the Company, 400 South Colorado Boulevard, Suite 500, Denver, Colorado, at 10:00 a.m., and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Special Meeting dated February 1, 1999, receipt of which is hereby acknowledged.

1. Approval of an amendment to the Company's Articles of Incorporation authorizing the Board of Directors to implement a reverse split of the Company's Common Stock in a ratio of up to one-for ten.

     [_] FOR                       [_] AGAINST                 [_] ABSTAIN


2. Approval of the issuance of the Company's Common Stock to shareholders of MindWorks Corporation, a California corporation, pursuant to the terms and conditions of an Agreement and Plan of Merger dated December 29, 1998.

     [_] FOR                       [_] AGAINST                 [_] ABSTAIN


3. Approval of the election of the five nominees named herein for the office of director.

   For all nominees listed below            WITHHOLD AUTHORITY
   (except as marked to the                 to vote for all listed below [_]
   contrary below) [_]

  (INSTRUCTION:  To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

             Gerald E. Henderson, Vish Mishra, Vijay Rangarajan,
                       Tomas I. Alcantara, Satish Gupta

4. Approval of an amendment to the Company's 1996 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder to 7,000,000 from 1,212,500 (to 700,000 from 121,250 if the reverse stock split in Proposal No. 1 is approved and is implemented in a one-for-ten ratio).

     [_] FOR                       [_] AGAINST                 [_] ABSTAIN


5. The Proxy is authorized to vote upon any other business as may properly come before the Special Meeting or any adjournments thereof.

--------------------------------------------------------------------------------

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           IMAGEMATRIX CORPORATION.
    PLEASE SIGN AND RETURN THIS PROXY USING THE ENCLOSED PRE-PAID ENVELOPE.

       THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON
                           IF YOU ATTEND THE MEETING.

  The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

DATED:_____________________, 1999   _________________________________
                                    Signature(s) of Shareholder(s)


                                    _________________________________
                                    Signature(s) of Shareholder(s)

                                    Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.